As filed with the Securities and Exchange Commission on October 28, 2025

1933 Act Registration No. 033-87762

1940 Act Registration No. 811-08918

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 103	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 104	[X]

__________________

HC Capital Trust

(Exact Name of Registrant as Specified in Charter)

Five Tower Bridge, 300 Barr Harbor, 5th Floor

West Conshohocken, PA 19428-2970

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

610-828-7200

Copies of communications to:

Michael P. O'Hare, Partner Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	(With Copy To): Marguerite C. Bateman, Shareholder VedderPrice 1401 New York Avenue, Suite 500 Washington, DC 20005

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]       Immediately upon filing pursuant to paragraph (b)

[ x ]    On November 1, 2025 pursuant to paragraph (b)

[ ]       60 days after filing pursuant to paragraph (a) (1)

[ ]       On ( date) pursuant to paragraph (a) (1)

[ ]       75 days after filing pursuant to paragraph (a) (2)

[ ]       On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ]       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Ticker Symbol
The U.S. Equity Portfolio	HCEGX
The Institutional U.S. Equity Portfolio	HCIGX
The ESG Growth Portfolio	HCESX
The Catholic SRI Growth Portfolio	HCSRX
The International Equity Portfolio	HCIEX
The Institutional International Equity Portfolio	HCINX
The Emerging Markets Portfolio	HCEMX
The Core Fixed Income Portfolio	HCIIX
The Corporate Opportunities Portfolio	HCHYX
The U.S. Government Fixed Income Securities Portfolio	HCUSX
The U.S. Corporate Fixed Income Securities Portfolio	HCXSX
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	HCASX
The Short-Term Municipal Bond Portfolio	HCSBX
The Intermediate Term Municipal Bond Portfolio	HCIMX

November 1, 2025

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Mutual Funds are:

NOT FDIC INSURED

May Lose Value	No Bank Guarantee

The U.S. Equity Portfolio

Investment Objective

The investment objective of The U.S. Equity Portfolio is to provide capital appreciation, with income as a secondary consideration.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.07%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses*	0.16%

*  Total Annual Fund Operating Expenses have been restated to reflect current expenses as of June 30, 2025.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$16
3 Years	$52
5 Years	$90
10 Years	$205

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 5% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a diversified investment company that is designed to provide broad exposure to the U.S. equity market. Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets) in U.S. equity securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio will invest in equity securities of issuers of any capitalization. The Portfolio may invest up to 20% of the total assets of the actively managed portion of the Portfolio in income-producing securities other than common stock, such as bonds, including those that are convertible into common stock. These income- producing securities may be of any quality or maturity. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. The Portfolio may invest in securities issued by other investment companies, including exchange-traded funds ("ETFs"), that invest in equity securities. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable

The U.S. Equity Portfolio (continued)

interpretations of the Securities and Exchange Commission ("SEC"), certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one investment subadviser ("Specialist Manager"). The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. HC Capital Trust (the "Trust") seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The U.S. Equity Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Equity Risks. Investment in equity securities involves the following risks:
•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.
•	Small/Mid Cap Risk – Small and mid-capitalization companies may be more vulnerable to adverse business or economic developments than larger capitalization companies. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

The U.S. Equity Portfolio (continued)

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments

The U.S. Equity Portfolio (continued)

could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The U.S. Equity Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The U.S. Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. As of April 17, 2024, the Portfolio changed its investment strategies and certain investment policies. In view of these changes, the Portfolio's performance record prior to this period might be less pertinent for investors considering whether to purchase shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 13.19%.

Best quarter:	2nd Qtr. 2020	24.33%
Worst quarter:	2nd Qtr. 2022	-18.57%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The U.S. Equity Portfolio
– Before Taxes	25.34%	14.54%	14.23%
– After Taxes on Distributions	24.90%	13.12%	12.27%
– After Taxes on Distributions and Sale of Portfolio Shares	15.29%	11.35%	11.12%
MSCI USA Index (reflects no deduction for fees, expenses or taxes)	25.08%	14.56%	13.08%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The U.S. Equity Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Mellon: Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon since October, 2020.

Parametric (Liquidity Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since March, 2015. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since October 2018 and has been a part of the management team for the portfolio since March 2015.

Parametric (Options Overlay Strategy): Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Parametric (Targeted Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since June, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since October 2018 and has been a part of the management team for the portfolio since June 2016.

Parametric (Tax-Managed Custom Core Strategy): Gordon Wotherspoon and Xiaozhen Li have managed the portion of the Portfolio allocated to Parametric's Tax-Managed Custom Core Strategy since July 2024.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The Institutional U.S. Equity Portfolio

Investment Objective

The investment objective of The Institutional U.S. Equity Portfolio is to provide capital appreciation, with income as a secondary consideration.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.07%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses*	0.17%

*  Total Annual Fund Operating Expenses have been restated to reflect current expenses as of June 30, 2025.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$17
3 Years	$55
5 Years	$96
10 Years	$217

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 62% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a diversified investment company that is designed to provide broad exposure to the U.S. equity market. Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets) in U.S. equity securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio will invest in equity securities of issuers of any capitalization. The Portfolio will also invest in equity and debt securities issued by U.S. and non-U.S. real estate-related companies. Companies known as real estate investment trusts ("REITs") and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties are considered to be real estate-related companies. With respect to such real estate-related investments, the Portfolio's permissible investments include equity and equity-related securities of real estate-related companies, including common stock, preferred stock, convertible securities, warrants, options, depositary receipts and other similar equity equivalents. The Portfolio may invest up to 20% of the total assets of the actively managed portion of the Portfolio in income-producing securities other than common stock, such as bonds, including those that are convertible into common stock, and other fixed income securities, including mortgage-backed securities and high yield debt ("junk bonds"). These income-producing securities may be of any quality or maturity. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in equity securities. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Consistent with their respective investment

The Institutional U.S. Equity Portfolio (continued)

styles, the Portfolio's Specialist Managers may use option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. The Portfolio's Specialist Managers may also use swaps. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The Institutional U.S. Equity Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Equity Risks. Investment in equity securities involves the following risks:
•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.
•	Small/Mid Cap Risk – Small and mid-capitalization companies may be more vulnerable to adverse business or economic developments than larger capitalization companies. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign

The Institutional U.S. Equity Portfolio (continued)

currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.
•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Asset-Backed/Mortgage-Backed Security Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be particularly susceptible to Prepayment Risk.
•	Extension Risk – Fixed income securities held by the Portfolio are subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	Call/Prepayment Risk – When interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.
•	High Yield Bond Risk – High yield bonds, commonly referred to as "junk bonds," are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in

The Institutional U.S. Equity Portfolio (continued)

response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.
•	Real Estate Investing Risk.
•	Real Estate Markets and REIT Risk – Certain investments in the Portfolio will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices may also fall because of the failure of borrowers to pay their loans and/or poor management. The value of real estate (and real estate securities) may also be affected by increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. To the extent that the Portfolio invests in REITs and real estate partnerships, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired REITs and real estate partnerships. Investments in REITs and real estate partnerships (if any) may cause a greater portion of the Portfolio's distributions to be taxable as ordinary income.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being

The Institutional U.S. Equity Portfolio (continued)

hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.
•	Swaps Risks – The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swap transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Portfolio's direct investments in securities and short sales. Transactions in swaps can involve greater risks than if the Portfolio had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to liquidity risk, counterparty risk, credit risk and valuation risk. Regulators also may impose limits on an entity's or group of entities' positions in certain swaps.
•	Other Risks.
•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The Institutional U.S. Equity Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The Institutional U.S. Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 14.71%.

Best quarter:	2nd Qtr. 2020	24.10%
Worst quarter:	1st Qtr. 2020	-17.84%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The Institutional U.S. Equity Portfolio
– Before Taxes	22.07%	13.69%	13.88%
– After Taxes on Distributions	15.47%	9.52%	10.11%
– After Taxes on Distributions and Sale of Portfolio Shares	15.79%	9.91%	10.24%
MSCI USA Index (reflects no deduction for fees, expenses or taxes)	25.08%	14.56%	13.08%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The Institutional U.S. Equity Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

Mellon Investments Corporation ("Mellon"), Parametric Portfolio Associates LLC ("Parametric"), RhumbLine Advisers Limited Partnership ("RhumbLine") and Wellington Management Company LLP ("Wellington Management") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Mellon: Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon since October, 2020.

Parametric (Liquidity Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since March, 2015. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since October 2018 and has been a part of the management team for the portfolio since March 2015.

Parametric (Options Overlay Strategy): Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Parametric (Targeted Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since June, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since October 2018 and has been a part of the management team for the portfolio since June 2016. Jennifer Mihara and Gordon Wotherspoon have managed a separate portion of the Portfolio allocated to Parametric's Targeted Strategy since March, 2025.

RhumbLine: Alexander Ryer, CFA, Julie Lee, Jeffery Kusmierz, Antonio Ballestas and Andrew Zagarri, CFA, have managed the portion of the Portfolio allocated to RhumbLine since August, 2022. Mark J. Duffy, CFP®, CFA®, has managed the portion of the Portfolio allocated to RhumbLine since October 2025.

Wellington Management: Bradford D. Stoesser has managed the portion of the Portfolio allocated to Wellington Management since February, 2020.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The ESG Growth Portfolio

Investment Objective

The ESG Growth Portfolio seeks to maximize total return while emphasizing environmental, social and governance ("ESG") focused investments.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.11%
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses*	0.24%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$25
3 Years	$77
5 Years	$135
10 Years	$306

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 4% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its total return objective, which includes a combination of capital appreciation and income, by investing primarily in equity securities. The Portfolio is permitted to invest in any equity security, which includes securities issued by other investment companies, including ETFs and securities issued by one or more of the other portfolios of HC Capital Trust. The Portfolio may invest in companies of any market capitalization. Further, under the supervision of the Adviser, environmental, social and governance criteria ("ESG Factors) will be integrated into the Portfolio's security selection process. In some cases, this will be accomplished through the application of non-financial criteria ("ESG Screens"). The ESG Screens used by the Portfolio are determined with the use of third party data, primarily provided by MSCI, and ESG rating agencies which take into account a company's performance around environmental, social and corporate governance practices. These may include (but are not limited to) such themes as climate change, resource efficiency, labor standards, product and service safety, community engagement, board policies, and corporate structure. The Portfolio seeks to avoid investment in securities issued by companies that have not demonstrated a commitment to ESG issues as measured by the ESG Screens. Additionally, the Portfolio's ESG Screens may not necessarily be applied to investments in derivatives, certain fixed income investments and other investments where, in the Adviser's opinion, ESG Factors are not applicable or it is not possible to implement them. The ESG Screens will be applied by the Specialist Managers that manage the Portfolio under the direction of the Adviser. The ESG Screens used by each Specialist Manager may differ from one another.

The Portfolio may also invest without limitation in fixed income securities of all types and without regard to maturity, duration or investment ratings. Fixed income investments may include corporate debt, including high yield or "junk bonds," structured notes, asset backed securities and similar synthetic securities, U.S. treasuries and short-term money market instruments or other cash equivalents.

The ESG Growth Portfolio (continued)

The Portfolio is permitted to invest in securities issued by companies domiciled anywhere in the world and denominated in any currency, without limitation. The Portfolio may also invest in securities, including privately placed and structured securities, for which there may be limited markets/thinly traded issues. Additionally, in seeking to achieve its objective, the Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The ESG Growth Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – The Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – The Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the broad range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Equity Risks. Investment in equity securities involves the following risks:
•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.
•	Small/Mid Cap Risk – Small and mid-cap companies may be more vulnerable to adverse business or economic developments. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.
•	Investment in Other Investment Companies Risk – To the extent that the Portfolio acquires securities issued by other investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies. Securities issued by other investment companies, including ETFs, are also equity securities and, as such, are subject to Market Risk and Management Risk.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	ESG Investing Risk. The Portfolio seeks to avoid investment in securities issued by companies that have not demonstrated a commitment to ESG issues. The Portfolio's use of ESG Factors in making investment decisions may include the following risks.
•	Risk of Excluding Performing Companies – The Portfolio's ESG policy may cause it to perform differently than funds that do not have an ESG focus. The Portfolio's ESG focus may result in the Portfolio foregoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so.

The ESG Growth Portfolio (continued)

•	Information Risk – The ESG Screens used by the Portfolio are determined in part through the use of third party data and ESG rating agencies. Information relating to the ESG performance of the companies in which the Portfolio may invest may not be complete, accurate or readily available. This fact may negatively impact the effectiveness of the ESG Screens.
•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.
•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. The Portfolio generally considers "emerging markets" countries to be those included in the MSCI Emerging Markets Index.
•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Call/Prepayment Risk – When interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income.
•	Extension Risk – Fixed income securities held by the Portfolio are subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the

The ESG Growth Portfolio (continued)

Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	High Yield Bond Risk – High yield bonds, commonly referred to as "junk bonds," are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.
•	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be particularly susceptible to Prepayment Risk.
•	Thinly traded Securities. The Portfolio may invest in securities, including privately placed and structured securities, for which there may be limited markets/thinly traded issues. Investment in these securities involve the following risks:
•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
•	Valuation Risk – When market quotations are not readily available or are deemed to be unreliable, the Portfolio values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures, options on futures and swaps. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.

The ESG Growth Portfolio (continued)

•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Swaps Risks – The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swap transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Portfolio's direct investments in securities and short sales. Transactions in swaps can involve greater risks than if the Portfolio had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to liquidity risk, counterparty risk, credit risk and valuation risk. Regulators also may impose limits on an entity's or group of entities' positions in certain swaps.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.

The ESG Growth Portfolio (continued)

•	Risks Associated with Investments in Futures. The Portfolio is permitted to invest in futures. Investment in futures depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Futures involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks.
The value of futures may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in futures. Futures also involve the risk that other parties to the futures contract may fail to meet their obligations, which could cause losses to the Portfolio. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances. Compared to other types of investments, futures may be harder to value and may also be less tax efficient. To the extent that the Portfolio uses futures to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the futures instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of futures may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The ESG Growth Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The ESG Growth Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on July 14, 2015. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 17.65%.

Best quarter:	2nd Qtr. 2020	20.32%
Worst quarter:	1st Qtr. 2020	-20.53%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Since July 14, 2015
The ESG Growth Portfolio
– Before Taxes	17.79%	10.65%	9.14%
– After Taxes on Distributions	17.36%	9.96%	8.27%
– After Taxes on Distributions and Sale of Portfolio Shares	10.82%	8.33%	7.23%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	19.19%	11.70%	10.64%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The ESG Growth Portfolio (continued)

Investment Adviser

HC Capital Solutions (the "Adviser") is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since its inception in July 2015. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

Agincourt Capital Management, LLC ("Agincourt"), Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Agincourt: L. Duncan Buoyer, CFA and B. Scott Marshall, CFA have co-managed the portion of the Portfolio allocated to Agincourt since its inception.

Mellon: Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon since October, 2020.

Parametric (Liquidity Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since July, 2015. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since October 2018 and has been a part of the management team for the portfolio since March 2015.

Parametric (Targeted Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since June, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since October 2018 and has been a part of the management team for the portfolio since June 2016.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The Catholic SRI Growth Portfolio

Investment Objective

The Catholic SRI Growth Portfolio seeks to maximize total return subject to emphasizing socially responsible investments.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.10%
Other Expenses	0.31%
Total Annual Portfolio Operating Expenses*	0.41%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:
1 Year	$42
3 Years	$132
5 Years	$230
10 Years	$518

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its objective, which includes a combination of capital appreciation and income, by investing primarily in equity securities while retaining the flexibility to invest in fixed income securities. In addition to equity and fixed income securities, the Portfolio may invest in other instruments, including, but not limited to, derivatives. The Portfolio is permitted to invest in any equity security, which includes securities issued by other investment companies, including exchange traded funds ("ETFs") and securities issued by one or more of the other portfolios of HC Capital Trust. The Portfolio may invest in companies of any market capitalization.

Further, under the supervision of the Adviser, the Portfolio screens out securities with exposure to a range of social and moral concerns during its security selection process. These concerns include protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment; and encouraging corporate responsibility. This screening will be accomplished with reference to the principles contained in the United States Conference of Catholic Bishops' ("USCCB") Socially Responsible Investing Guidelines ("Social Guidelines"). Potential investments for the Portfolio are selected for financial soundness and all such investments are evaluated according to the Portfolio's social criteria.

The Portfolio may also invest without limitation in fixed income securities of all types and without regard to duration or investment ratings. Fixed income investments may include corporate debt, including high yield or "junk bonds," structured notes, asset backed securities and similar synthetic securities, U.S. treasuries and short-term money market instruments or other cash equivalents.

The Portfolio is permitted to invest in securities issued by companies domiciled anywhere in the world and denominated in any currency, without limitation. The Portfolio may also invest in securities, including privately placed and structured securities, for which there may be limited markets/thinly traded issues. Additionally, in seeking to achieve its objective, the Portfolio is

The Catholic SRI Growth Portfolio (continued)

permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is not authorized or sponsored by the Roman Catholic Church or the USCCB. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in line with the Portfolio's benchmark over time.

The Catholic SRI Growth Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – The Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the broad range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Equity Risks. Investment in equity securities involves the following risks:
•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.
•	Small/Mid Cap Risk – Small and mid-cap companies may be more vulnerable to adverse business or economic developments. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.
•	Investment in Other Investment Companies Risk – To the extent that the Portfolio acquires securities issued by other investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies. Securities issued by other investment companies, including ETFs, are also equity securities and, as such, are subject to Market Risk and Management Risk.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Socially Responsible Investing Risk. The Portfolio considers the Social Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Social Guidelines. This means that the Portfolio may underperform other similar funds that do not consider the Social Guidelines when making investment decisions.
•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely

The Catholic SRI Growth Portfolio (continued)

affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.
•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. The Portfolio generally considers "emerging markets" countries to be those included in the MSCI Emerging Markets Index.
•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Call/Prepayment Risk – When interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income.
•	Extension Risk – Fixed income securities held by the Portfolio are subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	High Yield Bond Risk – High yield bonds, commonly referred to as "junk bonds," are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

The Catholic SRI Growth Portfolio (continued)

•	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be particularly susceptible to Prepayment Risk.
•	Thinly traded Securities. The Portfolio may invest in securities, including privately placed and structured securities and derivatives, for which there may be limited markets/thinly traded issues. Investment in these securities involve the following risks:
•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
•	Valuation Risk – When market quotations are not readily available or are deemed to be unreliable, the Portfolio values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures, options on futures and swaps. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and

The Catholic SRI Growth Portfolio (continued)

may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Swaps Risks – The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swap transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Portfolio's direct investments in securities and short sales. Transactions in swaps can involve greater risks than if the Portfolio had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to liquidity risk, counterparty risk, credit risk and valuation risk. Regulators also may impose limits on an entity's or group of entities' positions in certain swaps.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Risks Associated with Investments in Futures. The Portfolio is permitted to invest in futures. Investment in futures depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Futures involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks.
The value of futures may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in futures. Futures also involve the risk that other parties to the derivative contract may fail to meet their obligations,

The Catholic SRI Growth Portfolio (continued)

which could cause losses to the Portfolio. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances. Compared to other types of investments, futures may be harder to value and may also be less tax efficient. To the extent that the Portfolio uses futures to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the futures instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of futures may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The Catholic SRI Growth Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The Catholic SRI Growth Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on January 12, 2016. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 17.92%.

Best quarter:	2nd Qtr. 2020	20.82%
Worst quarter:	1st Qtr. 2020	-21.96%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Since January 12, 2016
The Catholic SRI Growth Portfolio
– Before Taxes	19.95%	11.64%	11.97%
– After Taxes on Distributions	19.54%	9.44%	9.89%
– After Taxes on Distributions and Sale of Portfolio Shares	12.08%	8.92%	9.27%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	19.19%	11.70%	12.62%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The Catholic SRI Growth Portfolio (continued)

Investment Adviser

HC Capital Solutions (the "Adviser") is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since its inception in January 2016. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

Agincourt Capital Management, LLC ("Agincourt"), Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Agincourt: L. Duncan Buoyer, CFA and B. Scott Marshall, CFA have co-managed the portion of the Portfolio allocated to Agincourt since its inception.

Mellon: Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon since October, 2020.

Parametric (Liquidity Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since January, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since October 2018 and has been a part of the management team for the portfolio since March 2015.

Parametric (Targeted Strategy): Clint Talmo, CFA, and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since June, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since October 2018 and has been a part of the management team for the portfolio since June 2016.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The International Equity Portfolio

Investment Objective

The investment objective of The International Equity Portfolio is to maximize total return.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.07%
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses*	0.21%

*  Total Annual Fund Operating Expenses have been restated to reflect current expenses as of June 30, 2025.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$22
3 Years	$68
5 Years	$118
10 Years	$268

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests primarily (i.e., at least 80% of its net assets) in equity securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. Under normal circumstances, the Portfolio will provide exposure to investments that are economically tied to at least three different countries, including the U.S., and at least 40% of the Portfolio's net assets will provide exposure to investments that are economically tied to non-U.S. countries. Although the Portfolio, a diversified investment company, may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the MSCI EAFE Index. The Portfolio may also invest in companies of any market capitalization. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in equity securities of issuers located in non-U.S. countries. Also, consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. The Portfolio may also use currency forwards in connection with the purchase and sale of securities denominated in foreign currencies and to hedge

The International Equity Portfolio (continued)

against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time. The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The International Equity Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Equity Risks. Investment in equity securities involves the following risks:
•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.
•	Small/Mid Cap Risk – Small and mid-capitalization companies may be more vulnerable to adverse business or economic developments than larger capitalization companies. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies

The International Equity Portfolio (continued)

are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative

The International Equity Portfolio (continued)

instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date.
When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Swaps Risks – The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swap transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Portfolio's direct investments in securities and short sales. Transactions in swaps can involve greater risks than if the Portfolio had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to liquidity risk, counterparty risk, credit risk and valuation risk. Regulators also may impose limits on an entity's or group of entities' positions in certain swaps.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The International Equity Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The International Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 25.21%.

Best quarter:	4th Qtr. 2022	18.33%
Worst quarter:	1st Qtr. 2020	-23.30%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The International Equity Portfolio
– Before Taxes	3.38%	5.17%	5.26%
– After Taxes on Distributions	2.90%	4.61%	4.45%
– After Taxes on Distributions and Sale of Portfolio Shares	2.69%	4.14%	4.13%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	4.35%	5.24%	5.71%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The International Equity Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

City of London Investment Management Company Limited ("CLIM"), Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

CLIM: Michael Edmonds, CFA and Michael Sugrue have managed the portion of the Portfolio allocated to CLIM since January, 2015.

Mellon ("Emerging Markets Strategy"): Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon's Emerging Markets Strategy since October, 2020.

Mellon ("Developed Factor Strategy"): Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon's Developed Factor Strategy since October, 2020.

Mellon ("Developed Index Strategy"): Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon's Developed Index Strategy since October, 2020.

Parametric (Liquidity Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since March, 2015. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since October 2018 and has been a part of the management team for the portfolio since March 2015.

Parametric (Options Overlay Strategy): Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Parametric (Targeted Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since June, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since October 2018 and has been a part of the management team for the portfolio since June 2016.

Parametric (Tax-Managed Custom Core Strategy): Gordon Wotherspoon and Xiaozhen Li have managed the portion of the Portfolio allocated to Parametric's Tax-Managed Custom Core Strategy since July 2024.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The Institutional International Equity Portfolio

Investment Objective

The investment objective of The Institutional International Equity Portfolio is to maximize total return.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.16%
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.33%
Total Annual Portfolio Operating Expenses*	0.60%

*  Total Annual Fund Operating Expenses have been restated to reflect current expenses as of June 30, 2025.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests primarily (i.e., at least 80% of its net assets) in equity securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. Under normal circumstances, the Portfolio will provide exposure to investments that are economically tied to at least three different countries, including the U.S., and at least 40% of the Portfolio's net assets will provide exposure to investments that are economically tied to non-U.S. countries. Although the Portfolio, a diversified investment company, may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the MSCI EAFE Index. The Portfolio may also invest in companies of any market capitalization. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in equity securities of issuers located in non-U.S. countries. Also, consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. The Portfolio may also use currency forwards in connection with the purchase and sale of securities denominated in a foreign

The Institutional International Equity Portfolio (continued)

currency and to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The Institutional International Equity Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Equity Risks. Investment in equity securities involves the following risks:
•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.
•	Small/Mid Cap Risk – Small and mid-capitalization companies may be more vulnerable to adverse business or economic developments than larger capitalization companies. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

The Institutional International Equity Portfolio (continued)

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

The Institutional International Equity Portfolio (continued)

•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date.
When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Swaps Risks – The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swap transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Portfolio's direct investments in securities and short sales. Transactions in swaps can involve greater risks than if the Portfolio had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to liquidity risk, counterparty risk, credit risk and valuation risk. Regulators also may impose limits on an entity's or group of entities' positions in certain swaps.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The Institutional International Equity Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The Institutional International Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 25.64%.

Best quarter:	4th Qtr. 2022	18.31%
Worst quarter:	1st Qtr. 2020	-25.17%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The Institutional International Equity Portfolio
– Before Taxes	3.83%	4.07%	4.79%
– After Taxes on Distributions	1.86%	2.93%	3.55%
– After Taxes on Distributions and Sale of Portfolio Shares	2.64%	2.99%	3.54%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	4.35%	5.24%	5.71%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The Institutional International Equity Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

City of London Investment Management Company Limited ("CLIM"), Mellon Investments Corporation ("Mellon"), Parametric Portfolio Associates LLC ("Parametric") and RhumbLine Advisers Limited Partnership ("RhumbLine") are the Specialist Managers for the Portfolio.

Portfolio Managers:

CLIM: Michael Edmonds, CFA and Michael Sugrue have managed the portion of the Portfolio allocated to CLIM since January, 2015. Christopher Weaver has managed a separate portion of the Portfolio allocated to CLIM since November 2024.

Mellon ("Emerging Markets Strategy"): Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon's Emerging Markets Strategy since October, 2020.

Mellon ("Developed Factor Strategy"): Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon's Developed Factor Strategy since October, 2020.

Mellon ("Developed Index Strategy"): Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon's Developed Index Strategy since October, 2020.

Parametric (Liquidity Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since March, 2015. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since October 2018 and has been a part of the management team for the portfolio since March 2015.

Parametric (Options Overlay Strategy): Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Parametric (Targeted Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since June, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since October 2018 and has been a part of the management team for the portfolio since June 2016. Jennifer Mihara and Gordon Wotherspoon have managed a separate portion of the Portfolio allocated to Parametric's Targeted Strategy since May, 2025.

RhumbLine: Alexander Ryer, CFA, Julie Lee, Jeffery Kusmierz, Antonio Ballestas and Andrew Zagarri, CFA, have managed the portion of the Portfolio allocated to RhumbLine since August, 2022. Mark J. Duffy, CFP®, CFA®, has managed the portion of the Portfolio allocated to RhumbLine since October 2025.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The Emerging Markets Portfolio

Investment Objective

The investment objective of The Emerging Markets Portfolio is to provide maximum total return, primarily through capital appreciation.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.21%
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.03%
Total Annual Portfolio Operating Expenses*	0.46%

*  Total Annual Fund Operating Expenses have been restated to reflect current expenses as of June 30, 2025.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$47
3 Years	$148
5 Years	$258
10 Years	$579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 49% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets) in securities of issuers domiciled or, in the view of the Specialist Manager, deemed to be doing material amounts of business (for example, deriving at least 50% of their revenue) in countries determined by the Specialist Manager to have a developing or emerging economy or securities market. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. Typically 80% of the Portfolio's net assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts of issuers domiciled or, in the view of the Specialist Manager, deemed to be doing material amounts of business in emerging market countries. The Portfolio, a diversified investment company, invests primarily in the Morgan Stanley Capital International® Emerging Markets Index ("MSCI EM Index") countries. As the MSCI EM Index introduces new emerging market countries, the Portfolio may include those countries among the countries in which it may invest. In determining securities in which to invest, the Portfolio's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The Portfolio may invest more in China than certain other emerging markets countries. The Portfolio's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation and interest rates. Liquidity and transaction costs will also be considered. The Portfolio may also invest in companies of any market capitalization. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in securities issued by companies domiciled or deemed to be doing material amounts

The Emerging Markets Portfolio (continued)

of business in countries that have a developing or emerging economy or securities market. Also, consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The Emerging Markets Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Equity Risks. Investment in equity securities involves the following risks:
•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.
•	Small/Mid Cap Risk – Small and mid-cap companies may be more vulnerable to adverse business or economic developments than larger capitalization companies. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

The Emerging Markets Portfolio (continued)

•	China Risk – In addition to the risks listed above under "Emerging Market Securities," investing in China presents additional risks including confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Portfolio.
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of

The Emerging Markets Portfolio (continued)

derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value.
If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The Emerging Markets Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The Emerging Markets Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 28.24%.

Best quarter:	2nd Qtr. 2020	18.11%
Worst quarter:	1st Qtr. 2020	-23.62%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The Emerging Markets Portfolio
– Before Taxes	6.91%	1.52%	2.91%
– After Taxes on Distributions	5.98%	1.04%	2.42%
– After Taxes on Distributions and Sale of Portfolio Shares	4.60%	1.26%	2.33%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	8.05%	2.10%	4.04%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The Emerging Markets Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

City of London Investment Management Company Limited ("CLIM"), Mellon Investments Corporation ("Mellon"), Parametric Portfolio Associates LLC ("Parametric") and RhumbLine Advisers Limited Partnership ("RhumbLine") are the Specialist Managers for the Portfolio.

Portfolio Managers:

CLIM: Oliver Marschner has led the team responsible for managing the portion of the Portfolio allocated to CLIM since January 2024. Jeff Gill has managed the portion of the Portfolio allocated to CLIM since August 2024.

Mellon: Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon since October, 2020.

Parametric (Liquidity Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since March, 2015. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since October 2018 and has been a part of the management team for the portfolio since March 2015.

Parametric (Options Overlay Strategy): Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Parametric (Targeted Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since June, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since October 2018 and has been a part of the management team for the portfolio since June 2016.

Parametric (Tax-Managed Custom Core Strategy): Jennifer Mihara has managed the portion of the Portfolio allocated to Parametric's Tax-Managed Custom Core Strategy since July 2024.

RhumbLine: Alexander Ryer, CFA, Julie Lee, Jeffery Kusmierz, Antonio Ballestas and Andrew Zagarri, CFA, have managed the portion of the Portfolio allocated to RhumbLine since December, 2024. Mark J. Duffy, CFP®, CFA®, has managed the portion of the Portfolio allocated to RhumbLine since October 2025.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The Core Fixed Income Portfolio

Investment Objective

The investment objective of The Core Fixed Income Portfolio is to provide a high level of current income consistent with the preservation of capital.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.06%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.03%
Total Annual Portfolio Operating Expenses*	0.30%

*  Total Annual Fund Operating Expenses have been restated to reflect current expenses as of June 30, 2025.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$31
3 Years	$97
5 Years	$169
10 Years	$381

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests primarily (i.e., at least 80% of its net assets) in fixed income securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio, under normal circumstances, invests predominantly in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies ("Baa" or higher by Moody's Investors Service, "BBB" or higher by S&P Global Ratings) or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities in the fourth highest rating category may have speculative characteristics. From time to time, a substantial portion of the Portfolio, a diversified investment company, may be invested in any of the following: (1) investment grade mortgage-backed or asset-backed securities; (2) securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies; (3) investment grade fixed income securities issued by U.S. corporations; or (4) municipal bonds (i.e., debt securities issued by municipalities and related entities). Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities ("junk bonds") as well as cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in fixed income securities. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the

The Core Fixed Income Portfolio (continued)

range of the average portfolio maturity in the Bloomberg U.S. Aggregate Bond Index, which range, as of June 30, 2025, was between 1 and 97 years. The weighted average maturity of the Bloomberg U.S. Aggregate Bond Index as of June 30, 2025 was 8.33 years. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The Core Fixed Income Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Asset-Backed/Mortgage-Backed Security Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation

The Core Fixed Income Portfolio (continued)

difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be particularly susceptible to Prepayment Risk.
•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.
•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
•	Municipal Bond Risk – The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the Portfolio's ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. Portfolio dividends derived from certain "private activity" municipal securities generally will constitute an item of tax preference includable in alternative minimum taxable income for both corporate and non-corporate taxpayers.
•	High Yield Bond Risk – High yield bonds, commonly referred to as "junk bonds," are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and

The Core Fixed Income Portfolio (continued)

reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.

The Core Fixed Income Portfolio (continued)

•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The Core Fixed Income Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The Core Fixed Income Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 6.15%.

Best quarter:	4th Qtr. 2023	5.61%
Worst quarter:	1st Qtr. 2022	-6.31%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The Core Fixed Income Portfolio
– Before Taxes	1.21%	-0.46%	1.26%
– After Taxes on Distributions	-0.25%	-1.68%	0.10%
– After Taxes on Distributions and Sale of Portfolio Shares	0.71%	-0.80%	0.50%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The Core Fixed Income Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

Agincourt Capital Management, LLC ("Agincourt"), Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates, LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Agincourt: L. Duncan Buoyer, CFA and B. Scott Marshall, CFA have co-managed the Portfolio since March, 2015.

Mellon: Gregg Lee, CFA has co-managed the Portfolio since December, 2012. Marlene Walker Smith has also co-managed the Portfolio since June 2025.

Parametric: Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The Corporate Opportunities Portfolio

Investment Objective

The investment objective of The Corporate Opportunities Portfolio is to achieve above-average total return by investing in high yield securities commonly referred to as "junk bonds."

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.14%
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.83%
Total Annual Portfolio Operating Expenses*	1.09%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$111
3 Years	$347
5 Years	$601
10 Years	$1,329

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 145% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests in a mix of equity and fixed income securities issued by corporations. A principal investment strategy of the Portfolio is to invest in high yield securities including "junk bonds." These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Such securities may include: corporate bonds, collateralized loan obligations (CLOs), publicly traded equities, stock index futures, agency and non-agency mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities and asset-backed securities, REITs, foreign fixed income securities, including emerging market debt, convertible bonds, preferred stocks, treasury inflation protected securities, loan participations, swaps and fixed and floating rate loans. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in fixed income securities. Notwithstanding the above, when such securities are not available at prices that adequately reflect the underlying risks, the Portfolio will hold a mixture of equity and investment-grade fixed income securities that most closely approximates the risks of such high-yield securities. The Portfolio will invest in equity securities of issuers of any capitalization.

The Portfolio may invest in U.S. government securities, including but not limited to treasuries, agencies and commercial paper. The Portfolio may also hold a portion of its assets in cash or money market instruments in order to maintain liquidity or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase.

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have

The Corporate Opportunities Portfolio (continued)

varying maturities and may be of any maturity. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities.

The performance benchmark for this Portfolio is the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Managers actively manage the interest rate risk of the fixed income portion of the Portfolio relative to this benchmark.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The Corporate Opportunities Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	High Turnover Risk – High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which, once distributed, is taxed to the shareholder as ordinary income and does not retain its character as short-term capital gain in the hands of a shareholder.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Asset-Backed/Mortgage-Backed Security Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be particularly susceptible to Prepayment Risk.
•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these

The Corporate Opportunities Portfolio (continued)

prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.
•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	Floating Rate Loans Risk – The risks associated with floating rate loans are similar to the risks of below investment grade securities. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans. Further, bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on market makers, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender. Coupon rates on floating rate loans are tied to a benchmark lending rate such as the Secured Overnight Funding Rate ("SOFR"). The Federal Reserve Bank of New York began publishing the SOFR in April 2018. SOFR, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities, is intended to serve as a reference rate for U.S. dollar-based debt and derivatives.
•	Loan Participation Risk – Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. A Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid.
•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
•	High Yield Bond Risk – High yield bonds, commonly referred to as "junk bonds," are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

The Corporate Opportunities Portfolio (continued)

•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Small/Mid Cap Risk – Small and mid-cap companies may be more vulnerable to adverse business or economic developments than larger capitalization companies. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Emerging Markets Risk – Risks associated with foreign investments, including option and futures contracts, may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment

The Corporate Opportunities Portfolio (continued)

strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Swaps Risks – The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swap transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Portfolio's direct investments in securities and short sales. Transactions in swaps can involve greater risks than if the Portfolio had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to liquidity risk, counterparty risk, credit risk and valuation risk. Regulators also may impose limits on an entity's or group of entities' positions in certain swaps.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.
•	Other Risks
•	REIT Risk – REIT prices may fall because of the failure of borrowers to pay their loans and/or poor management. The value of REITs may also be affected by increases in property taxes and changes in tax laws and interest rates.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The Corporate Opportunities Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The Corporate Opportunities Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index and an index that more closely reflects the investments of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. In addition, the Portfolio, prior to August 17, 2020 when it changed its name and primary investment strategy, invested primarily in fixed income securities including at least 50% in high yield securities. The Portfolio's performance information prior to August 17, 2020 relates only to the Portfolio's former principal investment strategies.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 5.17%.

Best quarter:	2nd Qtr. 2020	7.05%
Worst quarter:	2nd Qtr. 2022	-7.26%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The Corporate Opportunities Portfolio*
– Before Taxes	8.56%	5.84%	5.70%
– After Taxes on Distributions	6.81%	3.99%	3.52%
– After Taxes on Distributions and Sale of Portfolio Shares	5.05%	3.77%	3.43%
Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	6.77%	3.90%	4.97%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%

*  Effective at the close of business August 17, 2020, the Portfolio changed its principal investment strategy to invest in a mix of equity and fixed income securities issued by corporations. See "About Benchmarks and Index Investing" for a description of the indexes.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The Corporate Opportunities Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

City of London Investment Management Company Limited ("CLIM"), Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates LLC ("Parametric") are the Specialist Managers for the Portfolio with responsibility for the management of the Portfolio's assets that are invested directly in fixed income securities.

Portfolio Managers:

CLIM: James Millward has managed the portion of the Portfolio allocated to CLIM since November, 2014. Christopher Weaver has managed a separate portion of the Portfolio allocated to CLIM since August 2024.

Mellon: Marlene Walker Smith has managed this portion of the Portfolio since June 2025.

Parametric (Liquidity Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since March, 2015. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Liquidity Strategy since October 2018 and has been a part of the management team for the portfolio since March 2015.

Parametric (Options Overlay Strategy): Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Parametric (Targeted Strategy): Clint Talmo, CFA and Jason Nelson, CFA have managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since June, 2016. Tyler Nowicki, CFA has managed the portion of the Portfolio allocated to Parametric's Targeted Strategy since October 2018 and has been a part of the management team for the portfolio since June 2016.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable, and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The U.S. Government Fixed Income Securities Portfolio

Investment Objective

The investment objective of The U.S. Government Fixed Income Securities Portfolio is to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing in a diversified portfolio of primarily U.S. Treasury and government related fixed income securities.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.03%
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses*	0.14%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$14
3 Years	$45
5 Years	$79
10 Years	$179

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 63% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets) in fixed income securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. Securities in which the Portfolio may invest include bonds, notes and certificates of deposit. These may include securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government. In general, the portfolio will maintain aggregate characteristics similar to the Bloomberg U.S. Government Index, although portions of the portfolio may maintain other characteristics at the discretion of the Adviser. Securities held by the Portfolio will be rated investment grade or better by at least two rating agencies at the time of purchase or, if not rated by an agency, of comparable credit quality as determined by the Specialist Manager at the time of purchase. Overall credit quality of the Portfolio will be maintained at a level substantially equal to that of the Bloomberg U.S. Government Index. The Portfolio will attempt to be fully invested at all times in U.S. Government fixed income securities, but may hold cash positions at times to adjust the duration of the Portfolio to more closely approximate that of the Bloomberg U.S. Government Index, to replicate the interest rate sensitivity of the securities in the Bloomberg U.S. Government Index, or to approximate the exposure to cash in the Bloomberg U.S. Government Index from coupon payments, principal payments or called securities. The Portfolio intends to maintain an effective dollar weighted average portfolio maturity similar to that of the Bloomberg U.S. Government Index, which was 7.64 years as of June 30, 2025. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in U.S. fixed income securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to

The U.S. Government Fixed Income Securities Portfolio (continued)

efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The U.S. Government Fixed Income Securities Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. This risk should be low for the Portfolio as it invests mainly in securities that are not callable.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate

The U.S. Government Fixed Income Securities Portfolio (continued)

share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell

The U.S. Government Fixed Income Securities Portfolio (continued)

(a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The U.S. Government Fixed Income Securities Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The U.S. Government Fixed Income Securities Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index and an index that more closely reflects the investments of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 6.19%.

Best quarter:	1st Qtr. 2020	7.96%
Worst quarter:	1st Qtr. 2022	-5.46%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The U.S. Government Fixed Income Securities Portfolio
– Before Taxes	0.55%	-0.36%	0.88%
– After Taxes on Distributions	-0.92%	-1.62%	-0.17%
– After Taxes on Distributions and Sale of Portfolio Shares	0.33%	-0.72%	0.28%
Bloomberg U.S. Government Index (reflects no deduction for fees, expenses or taxes)	0.62%	-0.63%	0.85%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The U.S. Government Fixed Income Securities Portfolio (continued)

Investment Adviser

HC Capital Solutions (the "Adviser") serves as the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadviser

Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates, LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Mellon: Gregg Lee, CFA has co-managed the Portfolio since December, 2012. Marlene Walker Smith has also co-managed the Portfolio since June 2025.

Parametric: Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The U.S. Corporate Fixed Income Securities Portfolio

Investment Objective

The investment objective of The U.S. Corporate Fixed Income Securities Portfolio is to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities issued by U.S. corporations.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.08%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses*	0.18%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$18
3 Years	$58
5 Years	$101
10 Years	$230

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 70% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of net assets) in fixed income securities issued by U.S. corporations. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. In general, the Portfolio invests predominantly in investment grade fixed income securities and will maintain aggregate characteristics similar to the Bloomberg U.S. Corporate Index. Securities held by the Portfolio will primarily be rated investment-grade or better by one of the established rating agencies or, if not rated by an agency, of comparable credit quality as determined by the Specialist Manager at the time of purchase. Additionally, investment-grade securities held by the Portfolio which are downgraded below investment-grade may be retained provided this would not result in the total percentage of below investment grade securities in the Portfolio exceeding a maximum market value of 20% of the Portfolio. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg U.S. Corporate Investment Grade Index, which range, as of June 30, 2025, was between 1 and 97 years. The weighted average maturity of the Bloomberg U.S. Corporate Investment Grade Index as of June 30, 2025 was 10.43 years. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in investment grade fixed income securities issued by U.S. corporations. The Portfolio may also invest up to 20% of its assets in municipal bonds (i.e., debt securities issued by municipalities and related entities).

The Portfolio may invest in fixed income securities of foreign issuers. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call

The U.S. Corporate Fixed Income Securities Portfolio (continued)

options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The U.S. Corporate Fixed Income Securities Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	High Yield Bond Risk – High yield bonds, commonly referred to as "junk bonds," are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these

The U.S. Corporate Fixed Income Securities Portfolio (continued)

prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.
•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
•	Municipal Bond Risk – The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the Portfolio's ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Foreign Investment Risk. Investment in foreign securities involves the following risks:
•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited

The U.S. Corporate Fixed Income Securities Portfolio (continued)

loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.

The U.S. Corporate Fixed Income Securities Portfolio (continued)

•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The U.S. Corporate Fixed Income Securities Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The U.S. Corporate Fixed Income Securities Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index and an index that more closely reflects the investments of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 7.25%.

Best quarter:	2nd Qtr. 2020	8.65%
Worst quarter:	1st Qtr. 2022	-6.35%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The U.S. Corporate Fixed Income Securities Portfolio
– Before Taxes	2.74%	1.08%	2.72%
– After Taxes on Distributions	0.87%	-0.64%	1.12%
– After Taxes on Distributions and Sale of Portfolio Shares	1.61%	0.23%	1.47%
Bloomberg U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)	2.13%	0.30%	2.43%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The U.S. Corporate Fixed Income Securities Portfolio (continued)

Investment Adviser

HC Capital Solutions serves as the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

Agincourt Capital Management LLC ("Agincourt"), Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates, LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Agincourt: L. Duncan Buoyer, CFA and B. Scott Marshall, CFA have co-managed the Portfolio since March, 2015.

Mellon: Marlene Walker Smith has managed this portion of the Portfolio since June 2025.

Parametric: Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Investment Objective

The investment objective of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio is to seek to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of publicly issued mortgage and asset backed securities.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.07%
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses*	0.23%

*  Total Annual Fund Operating Expenses have been restated to reflect current expenses as of June 30, 2025.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$24
3 Years	$74
5 Years	$130
10 Years	$293

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of net assets) in U.S. mortgage and asset backed securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio invests predominantly in publicly issued, investment grade U.S. mortgage and asset backed securities and, in general, seeks to maintain aggregate characteristics similar to the Bloomberg U.S. Securitized Index. The Portfolio will seek to invest in U.S. dollar denominated agency and non-agency mortgage-backed securities backed by loans secured by residential, multifamily and commercial properties including, but not limited to: pass throughs, collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), stripped mortgage-backed securities ("SMBS"), project loans, construction loans, and adjustable rate mortgages. Income from MBS, ABS, CMO, REMIC and SMBS investments of the Portfolio will be taxed as ordinary income when distributed to shareholders unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals from such arrangements may be taxed in the year of withdrawal. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in mortgage and asset backed securities. The Portfolio may also invest in U.S. Treasury and agency securities. Securities must be rated investment-grade or better by a nationally recognized credit rating agency at the time of purchase or, if not rated by an agency, of comparable credit quality as determined by the Specialist Manager at the time of purchase. The

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (continued)

Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg U.S. Securitized Index, which has a weighted average maturity of 7.53 years as of June 30, 2025 and can vary between 1 and 30 years.

The Portfolio may be managed using an "active" investment approach and/or a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index. The relative weighting of these two approaches may vary anywhere from 0% to 100% of the Portfolio's assets at any given time.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Asset-Backed/Mortgage-Backed Security Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (continued)

Mortgage-backed securities may be particularly susceptible to Prepayment Risk.
•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.
•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Risks Associated with Investments in Derivatives. The Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards. Investment in derivatives depends largely on the performance of an underlying reference instrument or rate and the Specialist Manager's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and/or other economic factors. Derivatives involve additional costs and often have risks similar to an investment in the reference instrument in addition to other risks, such as:
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (continued)

more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Swaps Risks – The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swap transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Portfolio's direct investments in securities and short sales. Transactions in swaps can involve greater risks than if the Portfolio had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to liquidity risk, counterparty risk, credit risk and valuation risk. Regulators also may impose limits on an entity's or group of entities' positions in certain swaps.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index and an index that more closely reflects the investments of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 6.41%.

Best quarter:	4th Qtr. 2023	6.93%
Worst quarter:	3rd Qtr. 2022	-4.65%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The U.S. Mortgage/ Asset Backed Fixed Income Securities Portfolio
– Before Taxes	1.50%	-0.58%	0.80%
– After Taxes on Distributions	0.09%	-1.63%	-0.32%
– After Taxes on Distributions and Sale of Portfolio Shares	0.88%	-0.87%	0.13%
Bloomberg U.S. Securitized Index (reflects no deduction for fees, expenses or taxes)	1.45%	-0.59%	1.00%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (continued)

Investment Adviser

HC Capital Solutions serves as the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

Mellon Investments Corporation ("Mellon") and Parametric Portfolio Associates, LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Mellon: Gregg Lee, CFA has co-managed the Portfolio since December, 2012. Marlene Walker Smith has also co-managed the Portfolio since June 2025.

Parametric: Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's distributions are taxable and will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The Short-Term Municipal Bond Portfolio

Investment Objective

The investment objective of The Short-Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of June 30, 2025, see "Advisory Services – Specialist Managers")	0.13%
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses*	0.27%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$28
3 Years	$87
5 Years	$152
10 Years	$343

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" investments in its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay "exempt-interest dividends" ("Municipal Securities"). The Portfolio intends to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization ("Baa" or higher by Moody's Investors Service, Inc., "BBB" or higher by S&P Global Ratings) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio does not currently intend to invest in obligations, the interest on which is a preference item for purposes of the Federal alternative minimum tax. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in municipal bonds.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The Short-Term Municipal Bond Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Tax Risk – Changes in Federal tax laws or regulations could change the tax-exempt status of income from any or all of the Portfolio's municipal securities. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for Federal tax purposes.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Call/Prepayment Risk – Municipal securities held by the Portfolio may be called (prepaid) before their maturity dates. This usually occurs as interest rates are declining. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In addition, the Portfolio may lose price appreciation if a bond it holds is called earlier than scheduled.
•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	Municipal Bond Risk – The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the Portfolio's ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate

The Short-Term Municipal Bond Portfolio (continued)

share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The Short-Term Municipal Bond Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The Short-Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index and an index that more closely reflects the investments of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 3.08%.

Best quarter:	4th Qtr. 2023	3.22%
Worst quarter:	1st Qtr. 2022	-2.95%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The Short-Term Municipal Bond Portfolio
– Before Taxes	1.60%	0.76%	0.97%
– After Taxes on Distributions	1.56%	0.73%	0.95%
– After Taxes on Distributions and Sale of Portfolio Shares	1.90%	0.91%	1.04%
Bloomberg 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.52%	1.25%	1.30%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The Short-Term Municipal Bond Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadviser

Breckinridge Capital Advisors, Inc. ("Breckinridge") is the Specialist Manager for the Portfolio.

Portfolio Managers:

Breckinridge: Matthew Buscone, Co-Chief Investment Officer, has co-managed the Portfolio since July, 2008. Eric Haase, Senior Portfolio Manager, has co-managed the Portfolio since May, 2016. Maggie Fitzpatrick, Portfolio Manager, has co-managed the Portfolio since January, 2022. Andressa Tsaparlis, Associate Portfolio Manager, has co-managed the Portfolio since January, 2023. Patrick Araujo-Lipine, Associate Portfolio Manager, has co-managed the Portfolio since July, 2023.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's dividend distributions are expected to be excludable from gross income for Federal income tax purposes. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains. Dividend distributions taxable as ordinary income can result, in part, because of the failure of a municipal security owned by the Portfolio to meet certain legal requirements or because of a change in law. Additionally, dividend distributions taxable as capital gains can result, in part, from the Portfolio's sale of a municipal security owned by the Portfolio for more than its cost.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

The Intermediate Term Municipal Bond Portfolio

Investment Objective

The investment objective of The Intermediate Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital.

Fees and Expenses

The fee and expense tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on asset allocations among Specialist Managers as of September 1, 2025, see "Advisory Services – Specialist Managers")	0.19%
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.20%
Total Annual Portfolio Operating Expenses*	0.48%

*  Total Annual Fund Operating Expenses have been restated to reflect current expenses as of June 30, 2025.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's Total Annual Operating Expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:
1 Year	$49
3 Years	$154
5 Years	$269
10 Years	$604

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Total Annual Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization ("Baa" or higher by Moody's Investors Service, Inc., "BBB" or higher by S&P Global Ratings) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay "exempt-interest dividends" ("Municipal Securities"). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg 3-10 Year Blend (2-12) Total Return Index, currently 1 to 12 years. The Portfolio's actual average maturity was 6.72 years as of June 30, 2025. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures

The Intermediate Term Municipal Bond Portfolio (continued)

contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

The Intermediate Term Municipal Bond Portfolio (continued)

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. There is no guarantee that the Portfolio will achieve its investment objective and, as is the case with any investment, you may lose money on your investment in the Portfolio. All mutual funds, including the Portfolio, are subject to Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments and Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

There are also risks associated with the overall structure of the Portfolio. These include:

•	Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.
•	Tax Risk – Changes in Federal tax laws or regulations could change the tax-exempt status of income from any or all of the Portfolio's municipal securities. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for Federal tax purposes.

Additionally, the range of securities in which the Portfolio may invest, and the several investment strategies that may be used in seeking to achieve the Portfolio's objective, involve additional risks. These are summarized below.

•	Fixed Income Risk. Investments in fixed income securities may involve the following risks, depending on the instrument involved:
•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.
•	Call/Prepayment Risk – Municipal securities held by the Portfolio may be called (prepaid) before their maturity dates. This usually occurs as interest rates are declining. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In addition, the Portfolio may lose price appreciation if a bond it holds is called earlier than scheduled.
•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	High Yield Bond Risk – High yield bonds, commonly referred to as "junk bonds," are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer's financial health. Change in market interest rates will also affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

The Intermediate Term Municipal Bond Portfolio (continued)

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
•	Municipal Bond Risk – The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the Portfolio's ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
•	Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.
•	Exchange-Traded Funds Risk – In addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.
•	Risks Associated with Investments in Derivatives
•	General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.
•	Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.
•	Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the

The Intermediate Term Municipal Bond Portfolio (continued)

recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.
•	Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
•	Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.
•	Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The Intermediate Term Municipal Bond Portfolio (continued)

Performance Bar Chart and Table

Performance. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of a broad based market index and an index that more closely reflects the investments of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2025 through September 30, 2025 (non-annualized) was 4.22%.

Best quarter:	4th Qtr. 2023	5.80%
Worst quarter:	1st Qtr. 2022	-5.26%

Average Annual Total Returns
(for the periods ended 12/31/24)

	One Year	Five Year	Ten Year
The Intermediate Term Municipal Bond Portfolio
– Before Taxes	1.37%	0.90%	1.64%
– After Taxes on Distributions	1.37%	0.88%	1.62%
– After Taxes on Distributions and Sale of Portfolio Shares	1.95%	1.14%	1.72%
Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged (reflects no deduction for fees, expenses or taxes)*	0.69%	0.99%	1.89%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%

*  See "About Benchmarks and Index Investing" for a description of the indexes.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-advantaged arrangements, such as qualified retirement plans.

The Intermediate Term Municipal Bond Portfolio (continued)

Investment Adviser

HC Capital Solutions is the Portfolio's investment adviser.

Portfolio Managers:

Brad Conger, CFA has managed the Portfolio since August, 2013. Matthew Mead, CFA and Akhil Jain have managed the Portfolio since October, 2019. Paul Shaffer, CFA has managed the Portfolio since March, 2024.

Investment Subadvisers

Breckinridge Capital Advisors, Inc. ("Breckinridge"), City of London Investment Management Company Limited ("CLIM"), Insight North America LLC ("Insight") and Parametric Portfolio Associates, LLC ("Parametric") are the Specialist Managers for the Portfolio.

Portfolio Managers:

Breckinridge: Matthew Buscone, Co-Chief Investment Officer, has co-managed the Portfolio since July, 2008. Eric Haase, Senior Portfolio Manager, has co-managed the Portfolio since May, 2016. Maggie Fitzpatrick, Portfolio Manager, has co-managed the Portfolio since January, 2022. Andressa Tsaparlis, Associate Portfolio Manager, has co-managed the Portfolio since January, 2023. Patrick Araujo-Lipine, Associate Portfolio Manager, has co-managed the Portfolio since July, 2023.

CLIM: James Millward has managed the portion of the Portfolio allocated to CLIM since June, 2018.

Insight: Daniel Marques has managed the Portfolio since January, 2012.

Parametric: Clint Talmo, CFA, Jason Nelson, CFA and Tyler Nowicki, CFA have co-managed the portion of the Portfolio allocated to Parametric's Options Overlay Strategy since February, 2021.

Tax Information

The Portfolio intends to make distributions each year. The Portfolio's dividend distributions are expected to be excludable from gross income for Federal income tax purposes. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains. Dividend distributions taxable as ordinary income can result, in part, because of the failure of a municipal security owned by the Portfolio to meet certain legal requirements or because of a change in law. Additionally, dividend distributions taxable as capital gains can result, in part, from the Portfolio's sale of a municipal security owned by the Portfolio for more than its cost.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see "Summary of Other Important Information Regarding Portfolio Shares."

Summary of Other Important Information Regarding Portfolio Shares

Purchasing and Selling Your Shares

You may purchase shares of a Portfolio only if you are an investor for whom Hirtle Callaghan & Co., LLC provides Chief Investment Officer services. Shares of the Portfolio are sold at their net asset value per share ("NAV") next calculated after your purchase order is received by the Trust. You may redeem your shares in the Portfolio on any regular business day. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative.

The Trust does not impose investment minimums or sales charges of any kind. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Payment to Broker-Dealers and Other Financial Institutions

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

More Information About Fund Investments and Risks

The U.S. Equity Portfolio

The Portfolio is designed to provide broad exposure to the U.S. equity market.

Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments including option or futures contracts and ETFs in order hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

Specialist Managers. The Portfolio is currently managed using "passive" or "index" investment approaches that are designed to approximate as closely as practicable, before expenses, the performance of the Portfolio's benchmark index or one or more identifiable subsets or other portions of that index. Mellon and Parametric are currently responsible for implementing the Portfolio's investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The Mellon Investment Selection Process:  Mellon adheres to a "passive," "indexing" or "rules-based" investment approach by which Mellon attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of a U.S. large cap index. The particular segments of a U.S. large cap index that form the basis for Mellon's investments are determined by the Adviser in consultation with Mellon. The Portfolio's returns may vary from the returns of the U.S. large cap index.

The Parametric Investment Selection Process:  Parametric currently manages assets for the Portfolio using four separate and distinct strategies: a "Liquidity Strategy", an "Options Overlay Strategy", a "Targeted Strategy" and a "Tax-Managed Custom Core Strategy."

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio's benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio's stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally,

More Information About Fund Investments and Risks (continued)

Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Tax-Managed Custom Core Strategy uses an investment approach designed to obtain exposure to the U.S. Large Cap Growth market segment represented by the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index ("Parametric Performance Benchmark") while seeking to outperform the Parametric Performance Benchmark on an after-tax basis. Weightings of securities in the Portfolio will not match nor replicate those of the Parametric Performance Benchmark and the Portfolio may include securities not held in the Parametric Performance Benchmark. Tax management techniques, including tax loss harvesting and the management of capital gains, are used to minimize the impact of taxes, and maximize after-tax return. The Portfolio's holdings are tailored to meet its investment objectives.

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

At times, the Adviser may also directly manage a portion of the Portfolio's assets. The Adviser's investment process is to determine what asset classes, market sectors, industries or countries offer the highest compensation for risk in the form of excess expected returns relative to a policy portfolio. The methodology for deriving expected returns is based on long-term normalized earnings in order to strip out the cyclical or transitory fluctuations. When the long-term, normalized earnings compared to the going-in price represents a substantial premium to the normal historical yield premium, the Adviser uses its professional judgment as to the optimal weighting in the Portfolio, taking into consideration the risk of impairment, the asset's likely co-movement with other assets in the Portfolio and the contribution of the asset to the risk/reward ratio in the Portfolio's total asset mix. When the asset is judged to considerably increase expected return or reduce the overall risk for the Portfolio, the Adviser seeks to implement the exposure with the most efficient instrument – including futures on indexes, customized tilted indexes and ETFs – when taking into account the trading costs, management fees, and basis risk of the instrument with the intended exposure. The Adviser then directs Parametric to establish the desired exposure relying on their trading expertise to execute on the most advantageous terms available in the given timeframe. The Adviser's decision to reverse the exposure is predicated on the same considerations – expected risk/return contribution.

The Institutional U.S. Equity Portfolio

The Portfolio is a diversified investment company that is designed to provide broad exposure to the U.S. equity market. The Portfolio may invest up to 20% of the total assets of the actively managed portion of the Portfolio in income-producing securities other than common stock, such as bonds, including those that are convertible into common stock, and other fixed income securities, including mortgage-backed securities and high yield debt ("junk bonds"). These income-producing securities may be of any quality or maturity. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in equity securities. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use option or futures contracts, total return swaps and credit default swaps in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative

More Information About Fund Investments and Risks (continued)

instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities. The Portfolio's Specialist Managers may also use swaps.

Specialist Managers. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Wellington Management is currently responsible for implementing the active component of the Portfolio's investment strategy. The remaining portion of the Portfolio is managed using "passive" or "index" investment approaches that are designed to approximate as closely as practicable, before expenses, the performance of the Portfolio's benchmark index or one or more identifiable subsets or other portions of that index (see "Fund Management," included later in this Prospectus). Mellon Parametric and RhumbLine are currently responsible for implementing the passive component of the Portfolio's investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The Mellon Investment Selection Process:  For the "Index Strategy", Mellon adheres to a "passive," "indexing" or "rules-based" investment approach by which Mellon attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of a U.S. large cap index. The particular segments of a U.S. large cap index that form the basis for Mellon's investments are determined by the Adviser in consultation with Mellon. The Portfolio's returns may vary from the returns of the U.S. large cap index. For the "Factor Strategy", Mellon seeks to implement a strategy developed by the Adviser or an affiliate thereof with the objective of obtaining exposure to one or more factors such as value or quality within the U.S. equity markets.

The Parametric Investment Selection Process:  Parametric currently manages assets for the Portfolio using three separate and distinct strategies: a "Liquidity Strategy", an "Options Overlay Strategy" and a "Targeted Strategy."

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio's benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio's stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

A portion of the Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance. The other portion of the Targeted Strategy utilizes Parametric's Centralized Portfolio Management strategy, which is a model implementation service.

The RhumbLine Investment Selection Process:  RhumbLine employs an indexing investment approach designed to replicate the investment performance of the Russell 1000® Index, an index comprised of large-capitalization U.S. company stocks. The Fund will invest in the constituents of the Index in approximate proportion to their weight in the Index. Portfolio managers make buy and sell decisions to rebalance portfolios or if any of the following occur: cash flows into or out of the portfolio, dividend income needs to be invested or if there are changes in the composition of the underlying index.

More Information About Fund Investments and Risks (continued)

The Wellington Management Investment Selection Process:  Wellington Management attempts to provide attractive long-term total return by investing in companies with activities primarily in, or related to, commercial real estate development, operation, and ownership. The investment approach seeks to add value through independent, bottom-up, fundamental research, security selection and top-down sector weightings.

Individual company research begins by reviewing the quality, depth, and strategy of management. Wellington Management evaluates management's ability to increase shareholder value and control risk and also seeks to identify companies with the following characteristics:

•  A disciplined investment strategy, coupled with a solid development and operating track record, and a clear understanding of their own cost of capital.

•  The ability to deliver high levels of same-unit rent growth and occupancy gains on a relative basis.

•  Strong and flexible balance sheets in terms of the ability to fund future acquisition growth and increase dividends.

•  Attractive relative valuations between the public and private markets in terms of (1) replacement cost and (2) earnings yield in the public market versus capitalization rates on private market transactions

Sector weights and geographic diversification are influenced by a top-down analysis of the real estate market. Top-down analysis is based on three broad components:

Macroeconomic trends. Relevant trends affecting the supply and demand for real estate, demographic trends, employment growth, and building permit changes are monitored. Wellington Management also incorporates its long-term interest rate forecasts that affect both the cost of capital for real estate companies and the relative attractiveness of high yield stocks.

Private real estate market trends. The real estate market is predominantly privately owned and therefore this sector exhibits many commodity-like characteristics. Accordingly, a thorough understanding of private market investment spreads, mortgage spreads, and capital flows is necessary to assess public market company net asset values.

Sector specific trends. Wellington Management identifies important trends in retail, non-bank financials, health care, and other sectors within the market to anticipate the impact of those dynamics on real estate companies.

Sell criteria. Wellington Management will consider selling a position when: a better opportunity exists on a risk-adjusted basis; price to net asset value is unattractive (subject to public/private market arbitrage), or security becomes fully priced on other valuation metrics (price to free cash flow growth plus dividend, IRR, dividend discount); management disappoints; fundamental trends of a company's underlying assets are deteriorating; or company lacks further catalysts which will drive cash flow and/or NAV growth.

The HC Capital Solutions Investment Selection Process:  Systematic Alpha Strategy

The Adviser develops a portfolio based on a systematic, rules-based strategy that seeks to capture consensus positioning among hedge fund managers. U.S. hedge fund managers are required to disclose certain U.S. equity holdings in quarterly filings with the U.S. Securities and Exchange Commission on Form 13F within 45 days after quarter-end. The Adviser reviews these filings across a broad universe of hedge funds to identify the equity securities most frequently held. Using a predefined methodology, the Adviser selects and weights securities to construct the portfolio. Each quarter, the portfolio is reconstituted and rebalanced, although the Adviser may

More Information About Fund Investments and Risks (continued)

adjust the portfolio more frequently in response to changing market conditions. The Adviser instructs a designated Specialist Manager to implement the strategy by executing trades in accordance with the Adviser's instructions.

Low Volatility Strategy

The Adviser develops a portfolio designed to provide exposure to securities exhibiting low-volatility or low-beta characteristics. This strategy is based on a quantitative methodology that identifies and ranks securities from the Portfolio's benchmark universe according to their volatility or beta metrics. Securities with the most favorable risk characteristics are selected and weighted to form the portfolio. Rebalancing typically occurs on a quarterly basis, although the Adviser may adjust the portfolio more frequently in response to changing market conditions. The Adviser instructs a designated Specialist Manager to implement the strategy by executing trades in accordance with the Adviser's instructions.

Options Strategies

The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

At times, the Adviser may also directly manage a portion of the Portfolio's assets. The Adviser's investment process is to determine what asset classes, market sectors, industries or countries offer the highest compensation for risk in the form of excess expected returns relative to a policy portfolio. The methodology for deriving expected returns is based on long-term normalized earnings in order to strip out the cyclical or transitory fluctuations. When the long-term, normalized earnings compared to the going-in price represents a substantial premium to the normal historical yield premium, the Adviser uses its professional judgment as to the optimal weighting in the Portfolio, taking into consideration the risk of impairment, the asset's likely co-movement with other assets in the Portfolio and the contribution of the asset to the risk/reward ratio in the Portfolio's total asset mix. When the asset is judged to considerably increase expected return or reduce the overall risk for the Portfolio, the Adviser seeks to implement the exposure with the most efficient instrument – including futures on indexes, customized tilted indexes and ETFs – when taking into account the trading costs, management fees, and basis risk of the instrument with the intended exposure. The Adviser then directs Parametric to establish the desired exposure relying on their trading expertise to execute on the most advantageous terms available in the given timeframe. The Adviser's decision to reverse the exposure is predicated on the same considerations – expected risk/return contribution.

The ESG Growth Portfolio

The Portfolio seeks to achieve its total return objective, which includes a combination of capital appreciation and income, by investing primarily in equity securities. The Portfolio is permitted to invest in any equity security, which includes securities issued by other investment companies, including ETFs and securities issued by one or more of the other portfolios of HC Capital Trust. The Portfolio may invest in companies of any market capitalization. The Portfolio may also invest without limitation in fixed income securities of all types and without regard to duration or investment ratings. Fixed income investments may include corporate debt, including high yield or "junk bonds," structured notes, asset backed securities and similar synthetic securities, U.S. treasuries and short-term money market instruments or other cash equivalents.

Under the supervision of the Adviser, environmental, social and governance criteria ("ESG Factors) will be integrated into the Portfolio's security selection process. In some cases this will be accomplished through the application of non-financial criteria ("ESG Screens"). The ESG Screens used by the Portfolio are determined with the use of third party data, primarily provided by MSCI, and ESG rating agencies which take into account a company's performance around environmental, social and corporate governance practices. These may include (but are not limited to) such themes as climate change, resource efficiency, labor standards, product and service safety, community engagement, board policies, and corporate structure. The Portfolio seeks to avoid investment in securities issued by companies that have not demonstrated a commitment to ESG

More Information About Fund Investments and Risks (continued)

issues. Additionally, the Portfolio's ESG Screens may not necessarily be applied to investments in derivatives, certain fixed income investments and other investments where in the Adviser's opinion ESG Factors are not applicable or it is not possible to implement them. The ESG Screens will be applied by the Specialist Managers that manage the Portfolio under the direction of the Adviser. The ESG Screens used by each Specialist Manager may differ from one another. Consistent with their investment styles, the Portfolio's Specialist Managers may also use instruments such as option or futures contracts or ETFs in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

Specialist Managers. Currently, three Specialist Managers have been retained to provide day-to-day portfolio management services to the Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The Agincourt Investment Selection Process:  Agincourt may invest in fixed income securities including but not limited to, government, corporate credit and asset backed securities, both investment grade and below investment grade, of varying maturities and durations, as well as non-US Dollar denominated bonds of non-US domiciled sovereign and corporate issuers, including issuers in emerging markets. Debt instruments such as structured notes and similar instruments including collateralized loan obligations and collateralized debt obligations may also be acquired.

The Mellon Investment Selection Process:  Mellon has been retained to manage the Portfolio's investment in equity securities. Mellon adheres to a "passive," "indexing" or "rules-based" investment approach by which Mellon attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI World Index, subject to certain investment exclusions as specified in the Portfolio's investment guidelines. The particular segments of the MSCI World Index that form the basis for Mellon's investments are determined by the Adviser in consultation with Mellon.

The Parametric Investment Selection Process:  Parametric currently manages assets for the Portfolio using two separate and distinct strategies: a "Liquidity Strategy" and a "Targeted Strategy."

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio's benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, ETFs and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio's stated benchmark index or other benchmark as specified by the Adviser.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

More Information About Fund Investments and Risks (continued)

With respect to a portion of the investment process, the Adviser determines what asset classes, market sectors, industries or countries offer the highest compensation for risk in the form of excess expected returns relative to a policy portfolio. The methodology for deriving expected returns is based on long-term normalized earnings in order to strip out the cyclical or transitory fluctuations. When the long-term, normalized earnings compared to the going-in price represents a substantial premium to the normal historical yield premium, the Adviser uses its professional judgment as to the optimal weighting in a Portfolio, taking into consideration the risk of impairment, the asset's likely co-movement with other assets in the Portfolio and the contribution of the asset to the risk/reward ratio in the Portfolio's total asset mix. When the asset is judged to considerably increase expected return or reduce the overall risk for the Portfolio, the Adviser may seek to implement exposure to that asset with the most efficient instrument including futures on indexes, customized tilted indexes and ETFs when taking into account the trading costs, management fees, and basis risk of the instrument with the intended exposure. The Adviser then directs Parametric to establish the desired exposure, as part of its "Targeted Strategy" described below, relying on its trading expertise to execute on the most advantageous terms available in the given timeframe. The Adviser's decision to reverse the exposure is predicated on the same considerations expected risk/return contribution.

The Catholic SRI Growth Portfolio

The Portfolio seeks to achieve its objective subject to emphasizing socially responsible investments, by investing primarily in equity securities while retaining the flexibility to invest in fixed income securities. In addition to equity and fixed income securities, the Portfolio may invest in other instruments, including, but not limited to, derivatives. The Portfolio is permitted to invest in any equity security, which includes securities issued by other investment companies, including ETFs and securities issued by one or more of the other portfolios of HC Capital Trust. The Portfolio may invest in companies of any market capitalization. The Portfolio may also invest without limitation in fixed income securities of all types and without regard to duration or investment ratings. Fixed income investments may include corporate debt, including high yield or "junk bonds," structured notes, asset backed securities and similar synthetic securities, U.S. treasuries and short-term money market instruments or other cash equivalents. The Portfolio is permitted to invest in securities issued by companies domiciled anywhere in the world and denominated in any currency, without limitation. The Portfolio may also invest in securities, including privately placed and structured securities, for which there may be limited markets/thinly traded issues. Additionally, in seeking to achieve its objective, the Portfolio is permitted to invest in derivative instruments, including options, futures and options on futures, swaps, structured notes and currency forwards in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

With respect to the Portfolio's socially responsible investments, under the supervision of the Adviser, the Portfolio integrates a range of social and moral concerns into its security selection process. These issues include protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished with reference to the principles contained in the United States Conference of Catholic Bishops' ("USCCB") Socially Responsible Investing Guidelines ("Social Guidelines"). Potential investments for the Portfolio are selected for financial soundness and evaluated according to the Portfolio's social criteria. With respect to the Adviser's part of the investment process, the Adviser determines what asset classes, market sectors, industries or countries offer the highest compensation for risk in the form of excess expected returns relative to a policy portfolio. The methodology for deriving expected returns is based on long-term normalized earnings in order to strip out the cyclical or transitory fluctuations. When the long-term, normalized earnings compared to the going-in price represents a substantial premium to the normal historical yield premium, the Adviser uses its professional judgment as to the optimal weighting in the Portfolio, taking into consideration the risk of impairment, the asset's likely co-movement with other assets in the Portfolio and the contribution of the asset to the risk/reward ratio in the Portfolio's total asset mix. When the asset is judged to considerably increase expected return or reduce the overall risk for the Portfolio, the Adviser may seek to implement exposure to that asset with the most efficient instrument including futures on indexes, customized tilted indexes and ETFs when taking into account the

More Information About Fund Investments and Risks (continued)

trading costs, management fees, and basis risk of the instrument with the intended exposure. The Adviser then directs Parametric to establish the desired exposure, as part of its "Targeted Strategy" described below, relying on its trading expertise to execute on the most advantageous terms available in the given timeframe. The Adviser's decision to reverse the exposure is predicated on the same considerations expected risk/return contribution.

Specialist Managers. Currently, three Specialist Managers have been retained to provide day-to-day portfolio management services to the Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The Agincourt Investment Selection Process:  Agincourt may invest in fixed income securities including but not limited to, government, corporate credit and asset backed securities, both investment grade and below investment grade, of varying maturities and durations, as well as non-US Dollar denominated bonds of non-US domiciled sovereign and corporate issuers, including issuers in emerging markets. Debt instruments such as structured notes and similar instruments including collateralized loan obligations and collateralized debt obligations may also be acquired.

The Mellon Investment Selection Process:  Mellon has been retained to manage the Portfolio's investment in equity securities. Mellon adheres to a "passive," "indexing" or "rules-based" investment approach by which Mellon attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI World Index, subject to certain investment exclusions as specified in the Portfolio's investment guidelines. The particular segments of the MSCI World Index that form the basis for Mellon's investments are determined by the Adviser in consultation with Mellon.

The Parametric Investment Selection Process:  Parametric currently manages assets for the Portfolio using two separate and distinct strategies: a "Liquidity Strategy" and a "Targeted Strategy."

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio's benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio's stated benchmark index or other benchmark as specified by the Adviser.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The International Equity Portfolio

The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving "derivative instruments" – forward foreign currency exchange contracts, currency swaps or option or futures contracts – in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order

More Information About Fund Investments and Risks (continued)

to receive premiums, on individual securities, stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities. The Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.

Specialist Managers. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment.

CLIM is currently responsible for implementing the active component of the Portfolio's investment strategy. Additionally, a portion of the Portfolio may be managed using "passive" or "index" investment approaches designed to approximate as closely as practicable, before expenses, the performance of the Portfolio's benchmark index or one or more identifiable subsets or other portions of that index (see "Fund Management," included later in this Prospectus). Mellon and Parametric are currently responsible for implementing the passive component for the Portfolio's investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The CLIM Investment Selection Process:  CLIM attempts to achieve above average long-term performance with low relative volatility through active management of a portfolio consisting mostly of closed-end funds. Within sector allocation parameters set by the Adviser, CLIM uses a bottom-up stock selection process to identify a set of closed-end funds that will provide the desired asset class exposure. CLIM uses four main factors in selecting closed-end funds for purchase:

•  The historical, net performance of the closed-end fund in NAV terms, versus its benchmark (i.e. quality of exposure to the desired asset class);

•  The current discount to NAV of the fund compared to its historical average and its peer group and its potential to generate alpha;

•  The potential for the fund's discount to NAV to narrow due to unitization (conversion to open-ended status), a share buyback program or some other form of corporate activity; and

•  Extraneous valuation factors such as rights issues, mergers or other event-driven situations that can be accretive to shareholders.

CLIM generally sells positions either to adjust asset allocations or because a superior investment opportunity has been identified.

The Mellon Investment Selection Process:  In selecting investments for that portion of the Portfolio allocated to it, for the "Index Strategy", Mellon adheres to a "passive," "indexing" or "rules-based" investment approach by which Mellon attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EAFE Index. The particular segments of the MSCI EAFE Index that form the basis for Mellon's investments are determined by the Adviser in consultation with Mellon. The Portfolio's returns may vary from the returns of the MSCI EAFE Index. For the "Factor Strategy", Mellon seeks to implement a strategy developed by the Adviser or an affiliate thereof with the objective of obtaining exposure to one or more factors such as value or quality within the non-U.S. equity markets.

More Information About Fund Investments and Risks (continued)

The Parametric Investment Selection Process:  Parametric currently manages assets for the Portfolio using four separate and distinct strategies: a "Liquidity Strategy", an "Options Overlay Strategy", a "Targeted Strategy" and a "Tax-Managed Custom Core Strategy."

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio's benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio's stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below.

Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Tax-Managed Custom Core Strategy uses an investment approach designed to obtain exposure to the international equity market segment represented by the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index ("Parametric Performance Benchmark") while seeking to outperform the Parametric Performance Benchmark on an after-tax basis. Weightings of securities in the Portfolio will not match nor replicate those of the Parametric Performance Benchmark and the Portfolio may include securities not held in the Parametric Performance Benchmark. Tax management techniques, including tax loss harvesting and the management of capital gains, are used to minimize the impact of taxes, and maximize after-tax return. The Portfolio's holdings are tailored to meet its investment objectives.

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to manage currency exposure, adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

At times, the Adviser may also directly manage a portion of the Portfolio's assets. The Adviser's investment process is to determine what asset classes, market sectors, industries or countries offer the highest compensation for risk in the form of excess expected returns relative to a policy portfolio. The methodology for deriving expected returns is based on long-term normalized earnings in order to strip out the cyclical or transitory fluctuations. When the long-term, normalized earnings compared to the going-in price represents a substantial premium to the normal historical yield premium, the Adviser uses its professional judgment as to the optimal weighting in the Portfolio, taking into consideration the risk of impairment, the asset's likely co-movement with other assets in the Portfolio and the contribution of the asset to the risk/reward ratio in the Portfolio's total asset mix. When the asset is judged to considerably increase expected return or reduce the overall risk for the Portfolio, the Adviser seeks to implement the exposure with the most efficient instrument including futures on indexes,

More Information About Fund Investments and Risks (continued)

customized tilted indexes and ETFs when taking into account the trading costs, management fees, and basis risk of the instrument with the intended exposure. The Adviser then directs Parametric to establish the desired exposure relying on their trading expertise to execute on the most advantageous terms available in the given timeframe. The Adviser's decision to reverse the exposure is predicated on the same considerations expected risk/return contribution.

The Institutional International Equity Portfolio

The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the MSCI EAFE Index. Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving "derivative instruments" – forward foreign currency exchange contracts, currency swaps or option or futures contracts – in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, stock market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities. The Portfolio may also invest in high-quality, short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.

Specialist Managers. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. CLIM and Parametric are currently responsible for implementing the active component of the Portfolio's investment strategy. Additionally, a portion of the Portfolio may be managed using "passive" or "index" investment approaches designed to approximate as closely as practicable, before expenses, the performance of the Portfolio's benchmark index or one or more identifiable subsets or other portions of that index (see "Fund Management," included later in this Prospectus). Mellon Parametric and RhumbLine are currently responsible for implementing the passive component for the Portfolio's investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The CLIM Investment Selection Process:  CLIM attempts to achieve above average long-term performance with low relative volatility through active management of a portfolio consisting mostly of closed-end funds. Within sector allocation parameters set by the Adviser, CLIM uses a bottom-up stock selection process to identify a set of closed-end funds that will provide the desired asset class exposure. CLIM uses four main factors in selecting closed-end funds for purchase:

•  The historical, net performance of the closed-end fund in NAV terms, versus its benchmark (i.e. quality of exposure to the desired asset class);

•  The current discount to NAV of the fund compared to its historical average and its peer group and its potential to generate alpha;

•  The potential for the fund's discount to NAV to narrow due to unitization (conversion to open-ended status), a share buyback program or some other form of corporate activity; and

•  Extraneous valuation factors such as rights issues, mergers or other event-driven situations that can be accretive to shareholders.

More Information About Fund Investments and Risks (continued)

CLIM generally sells positions either to adjust asset allocations or because a superior investment opportunity has been identified.

The Mellon Investment Selection Process:  In selecting investments for that portion of the Portfolio allocated to it, for the "Index Strategy", Mellon adheres to a "passive," "indexing" or "rules-based" investment approach by which Mellon attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EAFE Index. The particular segments of the MSCI EAFE Index that form the basis for Mellon's investments are determined by the Adviser in consultation with Mellon. The Portfolio's returns may vary from the returns of the MSCI EAFE Index. For the "Factor Strategy", Mellon seeks to implement a strategy developed by the Adviser or an affiliate thereof with the objective of obtaining exposure to one or more factors such as value or quality within the non-U.S. equity markets.

The Parametric Investment Selection Process:  Parametric currently manages assets for the Portfolio using three separate and distinct strategies: a "Liquidity Strategy", an "Options Overlay Strategy" and a "Targeted Strategy."

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio's benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio's stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

A portion of the Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance. The other portion of the Targeted Strategy utilizes Parametric's Centralized Portfolio Management strategy, which is a model implementation service.

The RhumbLine Investment Selection Process:  RhumbLine employs an indexing investment approach designed to replicate the investment performance of the MSCI EAFE Index, an index comprised of mid- and large-capitalization stocks from developed markets, excluding the U.S. and Canada. RhumbLine utilizes optimization to construct a portfolio so that the Fund's broad quantitative characteristics closely match those of the Index. The primary factors utilized in the optimization process include county weight, sector weight, market capitalization, price to earnings, price to book, volatility, momentum and beta. Portfolio managers make buy and sell decisions to rebalance portfolios or if any of the following occur: cash flows into or out of the portfolio, dividend income needs to be invested or if there are changes in the composition of the underlying index.

The HC Capital Solutions Investment Selection Process:  Systematic Alpha – International Strategy The Adviser develops a portfolio based on a systematic, rules-based strategy that seeks to capture consensus positioning among international hedge fund managers. Hedge fund managers in various jurisdictions are required to disclose certain portfolio holdings through periodic regulatory filings made publicly available in their respective countries. The Adviser reviews these filings across a broad universe of international hedge funds to identify the equity securities most frequently reported. Using a predefined methodology, the Adviser selects and weights securities to construct the portfolio. Each quarter, the portfolio is reconstituted and rebalanced, although the Adviser may adjust the portfolio more frequently in response to

More Information About Fund Investments and Risks (continued)

changing market conditions. The Adviser instructs a designated Specialist Manager to implement the strategy by executing trades in accordance with the Adviser's instructions.

Low Volatility – International Strategy The Adviser develops a portfolio designed to provide exposure to international securities exhibiting low-volatility or low-beta characteristics. This strategy is based on a quantitative methodology that identifies and ranks securities from the Portfolio's international benchmark universe according to their volatility or beta metrics. Securities with the most favorable risk characteristics are selected and weighted to form the portfolio. Rebalancing typically occurs on a quarterly basis, although the Adviser may adjust the portfolio more frequently in response to changing market conditions. The Adviser instructs a designated Specialist Manager to implement the strategy by executing trades in accordance with the Adviser's instructions.

Options Strategies The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to manage currency exposure, adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

At times, the Adviser may also directly manage a portion of the Portfolio's assets. The Adviser's investment process is to determine what asset classes, market sectors, industries or countries offer the highest compensation for risk in the form of excess expected returns relative to a policy portfolio. The methodology for deriving expected returns is based on long-term normalized earnings in order to strip out the cyclical or transitory fluctuations. When the long-term, normalized earnings compared to the going-in price represents a substantial premium to the normal historical yield premium, the Adviser uses its professional judgment as to the optimal weighting in the Portfolio, taking into consideration the risk of impairment, the asset's likely co-movement with other assets in the Portfolio and the contribution of the asset to the risk/reward ratio in the Portfolio's total asset mix. When the asset is judged to considerably increase expected return or reduce the overall risk for the Portfolio, the Adviser seeks to implement the exposure with the most efficient instrument including futures on indexes, customized tilted indexes and ETFs when taking into account the trading costs, management fees, and basis risk of the instrument with the intended exposure. The Adviser then directs Parametric to establish the desired exposure relying on their trading expertise to execute on the most advantageous terms available in the given timeframe. The Adviser's decision to reverse the exposure is predicated on the same considerations expected risk/return contribution.

The Emerging Markets Portfolio

The Portfolio will diversify investments across several countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the Portfolio invests will vary and may increase over time as the stock markets in other countries evolve. Typically, 80% of the Portfolio's net assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries.

The Portfolio may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. As collateral for derivative securities, the Portfolio may also invest in fixed income securities rated investment grade or better issued by U.S. companies. The Portfolio's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Portfolio may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment. Consistent with their investment styles, the Portfolio's Specialist Managers may also use instruments such as option or futures contracts or ETFs in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, stock

More Information About Fund Investments and Risks (continued)

market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Portfolio invests primarily in the MSCI EM Index countries. As the MSCI EM Index introduces new emerging market countries, the Portfolio may include those countries among the countries in which it may invest.

Specialist Managers. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. CLIM is currently responsible for implementing the active component of the Portfolio's investment strategy. Mellon, Parametric and RhumbLine also manage a portion of the Portfolio that may be managed using a "passive" or "index" investment approach designed to replicate the composition of the Portfolio's benchmark index or one or more identifiable subsets or other portions of that index (see "Fund Management," included later in this Prospectus). The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The CLIM Investment Selection Process:  CLIM attempts to achieve above average long-term performance with low relative volatility through active management of a portfolio consisting mostly of closed-end funds. Within sector allocation parameters set by the Adviser, CLIM uses a bottom-up stock selection process to identify a set of closed-end funds that will provide the desired asset class exposure. CLIM uses four main factors in selecting closed-end funds for purchase:

•  The historical, net performance of the closed-end fund in NAV terms, versus its benchmark (i.e. quality of exposure to the desired asset class);

•  The current discount to NAV of the fund compared to its historical average and its peer group and its potential to generate alpha;

•  The potential for the fund's discount to NAV to narrow due to unitization (conversion to open-ended status), a share buyback program or some other form of corporate activity; and

•  Extraneous valuation factors such as rights issues, mergers or other event-driven situations that can be accretive to shareholders.

CLIM generally sells positions either to adjust asset allocations or because a superior investment opportunity has been identified.

The Mellon Investment Selection Process:  In selecting investments for that portion of the Portfolio allocated to it, Mellon adheres to a "passive," "indexing" or "rules-based" investment approach by which Mellon attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EM Index. The particular segments of the MSCI EM Index that form the basis for Mellon's investments are determined by the Adviser in consultation with Mellon. The Portfolio's returns may vary from the returns of the MSCI EM Index.

The Parametric Investment Selection Process:  Parametric currently manages assets for the Portfolio using four separate and distinct strategies: a "Liquidity Strategy", an "Options Overlay Strategy", a "Targeted Strategy" and a "Tax-Managed Custom Core Strategy."

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the

More Information About Fund Investments and Risks (continued)

Portfolio's benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio's stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Tax-Managed Custom Core Strategy uses an investment approach designed to obtain exposure to the emerging markets segment represented by the Portfolio's benchmark index or, from time to time, one or more identifiable subsets or other portions of that index ("Parametric Performance Benchmark") while seeking to outperform the Parametric Performance Benchmark on an after-tax basis. Weightings of securities in the Portfolio will not match nor replicate those of the Parametric Performance Benchmark and the Portfolio may include securities not held in the Parametric Performance Benchmark. Tax management techniques, including tax loss harvesting and the management of capital gains, are used to minimize the impact of taxes, and maximize after-tax return. The Portfolio's holdings are tailored to meet its investment objectives.

The RhumbLine Investment Selection Process:  RhumbLine employs an indexing investment approach designed to track the investment performance of the MSCI EM Index. The Portfolio will invest in the constituents of the MSCI EM Index in approximate proportion to their weights in the Index by using a market capitalization and/or representative sampling methodology. Portfolio managers make buy and sell decisions to rebalance portfolios or if any of the following occurs: cash flows into or out of the portfolio, dividend income needs to be invested or if there are changes in the composition of the underlying index. The Portfolio's returns may vary from the returns of the MSCI EM Index.

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to manage currency exposure, adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

At times, the Adviser may also directly manage a portion of the Portfolio's assets. The Adviser's investment process is to determine what asset classes, market sectors, industries or countries offer the highest compensation for risk in the form of excess expected returns relative to a policy portfolio. The methodology for deriving expected returns is based on long-term normalized earnings in order to strip out the cyclical or transitory fluctuations. When the long-term, normalized earnings compared to the going-in price represents a substantial premium to the normal historical yield premium, the Adviser uses its professional judgment as to the optimal weighting in the Portfolio, taking into consideration the risk of impairment, the asset's likely co-movement with other assets in the Portfolio and the contribution of the asset to the risk/reward ratio in the Portfolio's total asset mix. When the asset is judged to considerably increase expected return or reduce the overall risk for the

More Information About Fund Investments and Risks (continued)

Portfolio, the Adviser seeks to implement the exposure with the most efficient instrument – including futures on indexes, customized tilted indexes and ETFs – when taking into account the trading costs, management fees, and basis risk of the instrument with the intended exposure. The Adviser then directs Parametric to establish the desired exposure relying on their trading expertise to execute on the most advantageous terms available in the given timeframe. The Adviser's decision to reverse the exposure is predicated on the same considerations – expected risk/return contribution.

The Core Fixed Income Portfolio

Under normal circumstances, the Portfolio invests primarily (i.e., at least 80% of its net assets) in fixed income securities. The Portfolio, under normal circumstances, invests predominantly in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies ("Baa" or higher by Moody's Investors Service, Inc., "BBB" or higher by S&P Global Ratings) or are, in the view of the Specialist Manager, deemed to be of comparable quality. From time to time, a substantial portion of the Portfolio, a diversified investment company, may be invested in any of the following: (1) investment grade mortgage-backed or asset backed securities; (2) securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies; (3) investment grade fixed income securities issued by U.S. corporations; or (4) municipal bonds (i.e., debt securities issued by municipalities and related entities). Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities ("junk bonds") as well as cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in fixed income securities. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg U.S. Aggregate Bond Index, which range, as of June 30, 2025, was between 1 and 97 years. The weighted average maturity of the Bloomberg U.S. Aggregate Bond Index as of June 30, 2025 was 8.33 years. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities. The Portfolio may also invest in commercial paper.

Specialist Managers. Agincourt, Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The Agincourt Investment Selection Process:  In making investment decisions for the Portfolio, Agincourt focuses its yield-driven, active management style using three strategies: sector management, security selection and yield-curve/duration management. The corporate sector allocation strategy uses a risk budgeting process to allocate across corporate sectors based on relative value. Security selection is based on qualitative factors (such as industry position, quality of management, and ratings agency trends) and quantitative factors (such as ratio analysis and security valuation analytics). Yield-curve/duration management is based on scenario analysis to test various yield curve structures and arranging the portfolio in a given duration, typically a shorter-than-market duration with modest adjustments. The sell discipline is fully integrated with the buy decision; as cheaper sectors/bonds become available, bonds are typically sold.

More Information About Fund Investments and Risks (continued)

The Mellon Investment Selection Process:  Mellon employs a disciplined approach which seeks to gain exposure to securities and sectors like those contained in the Portfolio's benchmark index. It begins by identifying and isolating the major components and sectors and assessing the key characteristics of the index. After analyzing these factors, Mellon then invests in securities designed to gain exposure to these different sectors, and that have characteristics that are similar to those which are found in the index or the components thereof.

In this process, they also focus on relative value and issue specific risk in order to efficiently and cost effectively gain exposure to the index.

The Parametric Investment Selection Process:  The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

The Corporate Opportunities Portfolio

The Portfolio may also invest in U.S. government securities, including but not limited to Treasuries, Agencies and Commercial Paper. Subject to the requirements under the Investment Company Act of 1940 (the "Investment Company Act"), the Portfolio may also hold shares of other investment companies, including investment companies that invest in high yield securities and floating rate debt securities. The Portfolio may hold a portion of its assets in cash or money market instruments in order to maintain liquidity or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase.

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities and may be of any maturity. The Portfolio may engage in transactions involving instruments such as option or futures contracts, interest rate swaps, total return swaps and credit default swaps in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities.

The performance benchmark for this Portfolio is the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Manager actively manages the interest rate risk of the fixed income portion of the Portfolio relative to this benchmark.

Specialist Managers. CLIM, Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner

More Information About Fund Investments and Risks (continued)

in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The CLIM Investment Selection Process:  CLIM attempts to achieve above average long-term performance with low relative volatility through active management of a portfolio consisting mostly of closed-end funds. Within sector allocation parameters set by the Adviser, CLIM uses a bottom-up stock selection process to identify a set of closed-end funds that will provide the desired asset class exposure. CLIM uses four main factors in selecting closed-end funds for purchase:

•  The historical, net performance of the closed-end fund in NAV terms, versus its benchmark (i.e. quality of exposure to the desired asset class);

•  The current discount to NAV of the fund compared to its historical average and its peer group and its potential to generate alpha;

•  The potential for the fund's discount to NAV to narrow due to unitization (conversion to open-ended status), a share buyback program or some other form of corporate activity; and

•  Extraneous valuation factors such as rights issues, mergers or other event-driven situations that can be accretive to shareholders.

CLIM generally sells positions either to adjust asset allocations or because a superior investment opportunity has been identified.

The Mellon Investment Selection Process:  Mellon employs a disciplined approach which seeks to obtain the desired exposure efficiently. Our process is designed to provide customizable, consistent, and intelligent beta, utilizing a structural and fundamental approach to reduce unwanted risks and/or exposures. The decision making process is primarily driven by the outputs of our models, which the investment team uses to identify the optimal term structure and sector allocation while managing risk and generating consistent performance. The portfolio managers ultimately make buy and sell decisions in reference to the model recommendations, and their decision must be approved by a senior member of the team.

The Parametric Investment Selection Process:  Parametric currently manages assets for the Portfolio using three separate and distinct strategies: a "Liquidity Strategy", an "Options Overlay Strategy", and a "Targeted Strategy."

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio's benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio's stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

More Information About Fund Investments and Risks (continued)

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

The U.S. Government Fixed Income Securities Portfolio

The Portfolio's principal investment strategy is to invest at least 80% of its net assets in fixed income securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio may also invest in derivative instruments, including fixed income futures contracts, fixed income options, interest rate swaps, total return swaps and credit default swaps. Such investments may be made to: invest in an asset class with greater efficiency and lower cost; add value when such instruments are attractively priced; adjust sensitivity to changes in interest rates; or adjust the overall credit risk of the Portfolio. Losses (or gains) involving futures contracts can sometimes be substantial. Investments in options or futures contracts may also be made in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities. The Portfolio may also invest in commercial paper.

Specialist Managers. Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each Specialist Manager is described below; further information about the Specialist Manager, and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

The Mellon Investment Selection Process:  Mellon employs a disciplined approach which seeks to gain exposure to securities and sectors like those contained in the Bloomberg US Government Index. It begins by identifying and isolating the major components and sectors and assessing the key characteristics of the index. After analyzing these factors, Mellon then invests in securities designed to gain exposure to these different sectors, and that have characteristics that are similar to those which are found in the index. In this process, they also focus on relative value and issue specific risk in order to efficiently and cost effectively gain exposure to the government sector. Buy and sell decisions are based primarily on portfolio characteristic misweights. When purchasing securities, portfolio managers select a bond that is perceived to be relatively less expensive compared to similar issues. When selling securities, portfolio managers select an issue that is perceived to be relatively overpriced. Other analytics and the expertise and judgment of the investment professionals are incorporated into the process.

The Parametric Investment Selection Process:  The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

More Information About Fund Investments and Risks (continued)

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

The U.S. Corporate Fixed Income Securities Portfolio

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets) in fixed income securities issued by U.S. corporations. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. In general, the Portfolio invests primarily in investment grade fixed income securities and will maintain aggregate characteristics similar to the Bloomberg U.S. Corporate Index. Additionally, investment-grade securities held by the Portfolio which are downgraded below investment-grade may be retained provided this would not result in the total percentage of below investment grade securities in the Portfolio exceeding a maximum market value of 20% of the Portfolio. The Portfolio may also invest in Treasury obligations, including TIPS, agency debt, sovereign debt and other corporate obligations, including Yankee Bonds, 144A securities, commercial paper, preferred stock and trust preferred/capital notes. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments including option or futures contracts or ETFs in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities.

Specialist Managers. Agincourt, Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The Agincourt Investment Selection Process:  In making investment decisions for the Portfolio, Agincourt focuses its yield-driven, active management style using three strategies: sector management, security selection and yield-curve/duration management. The corporate sector allocation strategy uses a risk budgeting process to allocate across corporate sectors based on relative value. Security selection is based on qualitative factors (such as industry position, quality of management, and ratings agency trends) and quantitative factors (such as ratio analysis and security valuation analytics). Yield-curve/duration management is based on scenario analysis to test various yield curve structures and arranging the portfolio in a given duration, typically a shorter-than-market duration with modest adjustments. The sell discipline is fully integrated with the buy decision; as cheaper sectors/bonds become available, bonds are typically sold.

The Mellon Investment Selection Process:  Mellon employs a disciplined approach which seeks to obtain the desired exposure efficiently. Our process is designed to provide customizable, consistent, and intelligent beta, utilizing a structural and fundamental approach to reduce unwanted risks and/or exposures. The decision making process is primarily driven by the outputs of our models, which the investment team uses to identify the optimal term structure and sector allocation while managing risk and generating consistent performance. The portfolio managers ultimately make buy and sell decisions in

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reference to the model recommendations, and their decision must be approved by a senior member of the team.

The Parametric Investment Selection Process:  The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Portfolio invests at least 80% of its net assets in a portfolio of publicly issued, U.S. mortgage and asset backed securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio may use futures, options and/or swaps in order to manage duration, yield curve and sector risk, or as a substitute for cash securities. The Portfolio may also purchase private placement or Rule 144A securities. Up to 5% of the Portfolio's assets may be held in securities which were rated as investment-grade when purchased, but have since been downgraded. The Portfolio may purchase securities on a when-issued basis or for forward delivery and may enter into repurchase agreements. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments including option or futures contracts or ETFs in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities. The Portfolio may also invest in commercial paper.

Specialist Managers. Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for the Specialist Managers is described below; further information about the Specialist Managers, and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

The Mellon Investment Selection Process:  Mellon employs a disciplined approach which seeks to gain exposure to securities and sectors like those contained in the Bloomberg US Securitized Index. It begins by identifying and isolating the major components and sectors and assessing the key characteristics of the index. After analyzing these factors, Mellon then invests in securities designed to gain exposure to these different sectors, and that have characteristics that are similar to those which are found in the index. In this process, they also focus on relative value and issue specific risk in order to efficiently and cost effectively gain exposure to the securitized sector. Buy and sell decisions are based primarily on portfolio characteristic misweights. When purchasing securities, portfolio managers select a bond that is perceived to be relatively less expensive compared to similar issues. When selling securities, portfolio managers select an issue that is perceived to be relatively overpriced. Other analytics and the expertise and judgment of the investment professionals are incorporated into the process.

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The Parametric Investment Selection Process:  The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

The Short-Term Municipal Bond Portfolio

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of net assets) in municipal bonds. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay "exempt-interest dividends" ("Municipal Securities"). The Portfolio intends to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization ("Baa" or higher by Moody's Investors Service, Inc., "BBB" or higher by S&P Global Ratings) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. The Portfolio does not currently intend to invest in obligations, the interest on which is a preference item for purposes of the Federal alternative minimum tax. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in municipal bonds. Tax-Exempt Securities may be purchased at significant discounts or premiums to par (face value). Any gains at sale or maturity of Tax-Exempt Securities may be subject to either capital gains or ordinary income taxes. In order to maintain liquidity, the Portfolio is authorized to invest up to 20% of its total assets in taxable instruments.

Specialist Manager. Breckinridge Capital Advisors, Inc. ("Breckinridge") currently serves as Specialist Manager for The Short-Term Municipal Bond Portfolio. The investment selection process for the Specialist Manager is described below; further information about the Specialist Manager, and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

The Breckinridge Investment Selection Process:  In selecting securities for investment by the Portfolio, Breckinridge uses a bottom-up approach that seeks to invest in securities having credit quality and structural characteristics consistent with the investment objectives of providing current income and capital preservation. Investment opportunities are first identified based on fundamental analysis of the municipal issuer's credit quality followed by an analysis of a security's structure (call features, coupon, sinking fund, etc.) and an assessment of its risk-adjusted return relative to other tax-exempt offerings and returns available in the taxable fixed-income markets. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Breckinridge will review the security and determine whether to retain or dispose of that security.

The Intermediate Term Municipal Bond Portfolio

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is typically exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as " Municipal Securities." The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization ("Baa" or higher by Moody's Investors Service, Inc., "BBB" or higher by S&P Global Ratings) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio

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maturity in the Bloomberg 3-10 Year Blend Total Return, currently 1 to 12 years. The Portfolio's actual average maturity was 6.72 years as of June 30, 2025. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as fixed income securities for purposes of the Portfolio's policies regarding investments in fixed income securities, to the extent that such derivative instruments have economic characteristics similar to those of fixed income securities.

Specialist Managers. Breckinridge, CLIM, Insight and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

The Breckinridge Investment Selection Process:  In selecting securities for investment by the Portfolio, Breckinridge uses a bottom-up approach that seeks to invest in securities having credit quality and structural characteristics consistent with the investment objectives of providing current income and capital preservation. Investment opportunities are first identified based on fundamental analysis of the municipal issuer's credit quality followed by an analysis of a security's structure (call features, coupon, sinking fund, etc.) and an assessment of its risk-adjusted return relative to other tax-exempt offerings and returns available in the taxable fixed-income markets. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Breckinridge will review the security and determine whether to retain or dispose of that security.

The CLIM Investment Selection Process:  In selecting investments for that portion of the Portfolio allocated to it, CLIM invests primarily in closed-end funds (CEFs), and secondarily in open-end funds and exchange traded funds, that invest in fixed income securities issued by U.S. municipalities ("Third Party Funds"). CLIM focuses investments in CEFs based on analysis of inefficient pricing and enhanced yields inherent in the CEF universe. CLIM uses various factors in selecting investments for purchase including the following:

i.  the level, sustainability and tax characterization of the distribution stream available from the Third Party Fund;

ii.  the track record of the manager of the Third Party Fund;

iii.  the historical mean-reverting tendency of the Third Party Fund's discount to net asset value, as well as the absolute discount at which the security trades;

iv.  the existence of potential catalysts for discount reduction or elimination, including corporate restructuring or other liquidity events;

v.  the discount risk associated with the Third Party Fund;

vi.  the market risk associated with the investment, including market capitalization and liquidity;

vii.  structural factors, including leverage; and

viii.  the corporate governance record of the management of the Third Party Fund.

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CLIM generally sells positions either to adjust Third Party Fund allocations or because a superior investment opportunity has been identified.

The Insight Investment Selection Process:  The Insight investment process focuses on sector analysis and security selection rather than interest rate forecasting. Based on proprietary research, Insight seeks to identify lower volatility investments that offer excess incremental yield. Insight will consider eliminating positions when sell targets are reached, when fundamental conditions change significantly, or when a bond's price falls below a certain level relative to its peer group.

The Parametric Investment Selection Process:  The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The HC Capital Solutions Investment Selection Process:  The Adviser may periodically develop strategies that use options and other derivatives to implement tactical investment views or manage portfolio risk. These strategies may include the use of call and put options to adjust fixed income duration, generate option premium income, or gain or reduce exposure to equity volatility premia. The Adviser may also develop strategies using other derivative instruments, including credit default swaps, to implement credit investment views or modify the portfolio's credit risk profile. Options and other derivatives may also be used for defensive or hedging purposes as market conditions warrant. The Adviser instructs a designated Specialist Manager to implement these strategies by executing trades in accordance with the Adviser's instructions.

Investment Risks and Strategies

The following is a summary of the types of investments that the Trust's Portfolios may make and some of the risks associated with such investments. A more extensive discussion, including a description of the Trust's policies and procedures with respect to disclosure of each Portfolio's securities, appears in the Statement of Additional Information ("SAI").

About Benchmarks and Index Investing. The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio measure their performance against the MSCI USA Index. The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the US market. With 547 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.

The benchmark for The International Equity and The Institutional International Equity Portfolios is the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index") and the benchmark for The Emerging Markets Portfolios is the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index"). The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2025, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2025, the MSCI EM Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The benchmark for each of the ESG Growth and Catholic SRI Growth Portfolios is the MSCI World Index (the "World Index"). This Index is an unmanaged index that is designed to capture large and mid-cap companies across 23 developed market countries. As of June 2025, the Index covered approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The MSCI World ESG Index (the "ESG Index") is a capitalization weighted index that provides exposure to companies with high environmental, social and governance performance relative to their sector peers. Like the World Index, the ESG Index consists of large and mid-cap companies in 23 developed markets countries. The World Index and the ESG Index may be used, among other

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factors, by the Adviser and the Board of Trustees as one standard against which to assess the performance of the ESG Growth and Catholic SRI Growth Portfolios' Specialist Managers and each Portfolio as a whole.

The indexes noted above are used by the Board of Trustees and by the Adviser as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The U.S. Equity, The Institutional U.S. Equity, The International Equity, The Institutional International Equity and The Emerging Markets Portfolios (the "Index Accounts") are allocated to Specialist Managers who are committed to investing assets allocated to them in a manner that attempts to replicate the performance of the appropriate benchmark index or subsets of these indices. This passive investment style differs from the active management investment techniques used by the Trust's other Specialist Managers. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a specific stock index or the selected subset thereof.

Securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index (or its identified subset). This might occur, for example, in the event that an included security is issued by one of the Trust's Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant index (or its identified subset). Investors should be aware, however, that while use of an index investment approach may limit an investor's losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.

About Equity Securities. The prices of equity and equity-related securities will fluctuate – sometimes dramatically – over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term "equity securities" includes common stock, depositary receipts and preferred stock; "equity-related securities" refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common stock or preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may be limited or no IPOs in which a Portfolio can participate. Even when the Portfolio requests to participate in an IPO, there is no guarantee that a Portfolio will receive an allotment of shares in an IPO sufficient to satisfy a Portfolio's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Portfolio's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a Portfolio purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult

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to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

About Foreign Securities. Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign fixed income securities are subject to the same risks as other fixed income securities (as described below). Foreign investments also involve additional risks. These risks include: the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries, including internal or external economic sanctions; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although a portion of these taxes may be recoverable in the form of a U.S. foreign tax credit, the non-recovered portion of foreign withholding taxes will reduce a Portfolio's performance. Further, in June, 2016, the United Kingdom voted to withdraw from the European Union. There is also the possibility that one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in the Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.

Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity's ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as "Brady Bonds," that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.

Emerging Market Securities. Investing in emerging market securities increases the risks of foreign investing. A lack of established legal, accounting and financial reporting systems, and/or the risk of political or social upheaval, expropriation and restrictive controls on the private sector and on foreign investors' ability to repatriate capital can be present or is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

About Fixed Income Securities. Fixed income securities – sometimes referred to as "debt securities" – include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities,

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inflation-indexed bonds, structured notes, including hybrid or "indexed" securities and event-linked bonds and delayed funding loans, as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors – the type of instrument, the issuer and the payment terms – will affect the volatility and the risk of loss associated with a particular fixed income issue. The "maturity" of a fixed income instrument and the "duration" of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measure the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Portfolio will tend to be lower.

Call/Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Portfolio may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues – securities backed by pools of loans – payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage- or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations ("NRSROs"), such as S&P Global Ratings, Moody's Investors Service, Inc. and/or Fitch Ratings, Inc.

These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.

Inflation Indexed Securities. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. There have, however, been periods of deflation. Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government. Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Portfolio's income level to fluctuate.

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Inflation-indexed securities are designed to provide a "real rate of return" – a return after adjusting for the impact of inflation. Inflation – a rise in the general price level – erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long-term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.

Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

Inflation-indexed bonds issued by non-U.S. governments would be expected to be indexed to the inflation rates prevailing in those countries.

Any increase in the principal amount of an IIS may be included for tax purposes in the Portfolio's gross income, even though no cash attributable to such gross income has been received by the Portfolio. In such event, the Portfolio may be required to make annual distributions to investors that exceed the cash it has otherwise received. In order to pay such distributions, the Portfolio may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Portfolio and additional capital gain distributions to investors. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Portfolio may cause amounts previously distributed to investors in the taxable year as income to be characterized as a return of capital.

Risk Factors Relating to High Yield or "Junk" Bonds. Fixed income securities that are rated below investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk of default or downgrade, are more volatile than investment grade securities, and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. They may be less liquid than higher quality investments and may not be able to pay interest or ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. Changes in the value of these securities are influenced more by changes in the financial business position of the issuing company than by changes in interest rates when compared to investment grade securities and involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. The Portfolios will not generally purchase "distressed" securities.

When-issued Securities. Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a "when-issued" basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed and asset-backed securities represent securities backed by loans secured by real property, personal property, or a pool of unsecured lines of credit. Mortgage-backed and asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other debt-obligations net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, CMOs and REMICs. Because of their derivative structure – the fact that their value is derived from the value of the underlying assets – these securities are particularly sensitive to prepayment and extension risks noted above which can lead to significant fluctuations in the value of mortgage-backed securities. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. Mortgage-backed and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, the counterparty and/or the sponsoring entity. The risks of mortgage-backed securities also include (1) the credit

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risk associated with the performance of the underlying mortgage properties and of the borrowers owning such properties; (2) adverse economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; and (3) loss of all or part of the premium, if any, paid. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. Instability in the markets for fixed income securities, particularly non-agency mortgage-backed securities, may affect the liquidity and valuation of such securities. As a result, under such circumstances, certain segments of the non-agency market may experience significantly diminished liquidity.

Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or "interest-only" class), while the other class will receive all of the principal ("PO" or "principal-only" class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Mortgage Dollar Rolls. Mortgage dollar rolls are arrangements in which a Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date.

While a Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.

Floating Rate Loans and Loan Participations. The Corporate Opportunities Portfolio may invest in floating rate loans and loan participations. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies' capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate, such as the Secured Overnight Funding Rate ("SOFR"). The Federal Reserve Bank of New York began publishing the SOFR in April 2018. SOFR, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities, is intended to serve as a reference rate for U.S. dollar-based debt and derivatives. Because the interest rate of floating rate loans adjusts periodically, interest rate risk is lower on floating rate loans than on fixed rate loans. Additionally, to the extent that the Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments (summarized above). The Portfolio may also acquire

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junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured; although one lending institution will often be required to monitor the collateral. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. Floating rate securities are often subject to restrictions on resale which can result in reduced liquidity. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also invest in loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. Additionally, investment in loan participation interests may result in increased exposure to financial services sector risk. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. The Portfolio may also purchase loan assignments from an agent bank or other member of a lending syndicate. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership.

Inverse Floating Rate Municipal Obligations. Inverse floating rate municipal obligations are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Securities Purchased At Discount. Securities purchased at a discount, such as step-up bonds, could require a Portfolio to accrue and distribute income not yet received. If it invests in these securities, a Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions. Among the types of these securities in which a Portfolio may invest are zero coupon securities, which are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

About Municipal Securities

These securities are fixed income securities issued by local, state and regional governments or other governmental authorities – and they may be issued for a wide range of purposes, including construction of public facilities or short-term funding, and for varying maturities. Interest on Municipal Securities will be exempt from regular Federal income taxes, but may be a tax preference item for purposes of computing alternative minimum tax ("AMT") for shareholders subject to such tax. The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.

Private Activity and Industrial Revenue Bonds. Municipal Securities may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. Municipal Securities may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.

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Credit Enhancements. Some Municipal Securities feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Security should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Credit Supports. The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on such particular Municipal Security. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution – sometimes referred to as participation interests – and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution, or ratings assigned by rating organizations of its securities, may affect the value of the instrument.

AMT Risk. The interest on some municipal securities is a preference item for purposes of the Federal AMT. If the Portfolio's holdings of such securities are substantial and you are subject to this tax, a substantial portion of any income you receive as a result of your investment in the Portfolio will be subject to this tax.

About Real Estate Investments

Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Institutional U.S. Equity Portfolio and certain other of the Portfolios that may invest in REITs will indirectly bear their respective proportionate share of expenses incurred by REITs in which each invests in addition to the expenses incurred directly by that Portfolio.

REITs can generally be classified as Equity REITs, Mortgage REITs, Hybrid REITs and REOC's. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.

The Institutional U.S. Equity Portfolio will not invest in real estate directly, but only in securities issued by real estate or real estate related companies. However, The Institutional U.S. Equity Portfolio may also be subject to some of the risks associated with the direct ownership of real estate. These risks include:

•  declines in the value of real estate

•  risks related to general and local economic conditions

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•  possible lack of availability of mortgage funds

•  overbuilding

•  extended vacancies of properties

•  increased competition

•  increases in property taxes and operating expenses

•  changes in zoning laws

•  losses due to costs resulting from the clean-up of environmental problems

•  liability to third parties for damages resulting from environmental problems

•  casualty or condemnation losses

•  limitations on rents

•  changes in neighborhood values and the appeal of properties to tenants

•  changes in interest rates

Thus, the value of The Institutional U.S. Equity Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Furthermore, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self- liquidation. Additionally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

About ESG Investing in The ESG Growth Portfolio

The ESG Screens applied by the Adviser as part of the securities selection process for The ESG Growth Portfolio are based, in part on third party data and ESG rating agencies or organizations. Generally, the Portfolio's ESG Screens take into account criteria such as a company's corporate policies and practices in the areas such as environment; workplace practices and human rights; corporate governance; community impact; and product safety and integrity.

Companies in which the Portfolio invests may not meet the highest standards with respect to all aspects of environmental, social and governance performance. The Portfolio will, however, seek to invest in companies that adhere to positive standards in these areas. The Portfolio may, at its discretion, vary the ESG Factors on which the Portfolio's ESG Screens are based, including adding criteria, changing the weightings of various criteria or otherwise modifying the use of the ESG Screens in the investment selection process. Additionally, the Portfolio's ESG Screens may not necessarily be applied to investments in derivatives, certain fixed income investments and other investments, where in the Adviser's or relevant Specialist Manager's opinion, ESG Factors are not applicable or it is not possible to implement the criteria. The Adviser and/or the relevant Specialist Manager perform due diligence on the data obtained for ESG considerations in a variety of ways, some of which include obtaining data from multiple leading third-party service providers on an ongoing basis, comparing data sets against each other and evaluating changes between time periods, comparing data versus public disclosures and recalculating data to verify its accuracy. When voting proxies with respect to securities held in The ESG Growth Portfolio, environmental, social, and corporate governance factors inform the voting decisions. The Specialist Manager may not be able to determine an overall ESG rating for each company because the third party service providers may not have data on the entire universe of companies considered for the Portfolio, or may not have information with respect to each factor considered in the ESG evaluation.

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About Socially Responsible Investing in The Catholic SRI Growth Portfolio

In selecting investments, The Catholic SRI Growth Portfolio seeks to adhere to the social and moral concerns set forth in the Social Guidelines described under "Principal Investment Strategies," above. The Portfolio will not invest in companies engaged in: activities that include direct participation in or support of abortion (unless the company is absolutely required by law to do so); the manufacture of contraceptives (or that derive a significant portion of their revenues from the sale of contraceptives); scientific research on human fetuses or embryos, including human cloning and fetal stem cell research; or the manufacture, sale or use of anti-personnel landmines and the Portfolio will seek to avoid investment in companies that are primarily engaged in adult entertainment or the production of military weapons. The Portfolio is not authorized or sponsored by the Roman Catholic Church or the USCCB. When voting proxies with respect to securities held in The Catholic SRI Growth Portfolio, environmental, social, and corporate governance factors inform the voting decisions.

About Cash Management Practices. Except with respect to the Index Accounts, a Specialist Manager may seek to maintain liquidity pending investment by investing assets allocated to it in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization and/or money market funds. The Portfolios may also invest in short-term time deposits. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the Portfolio may invest assets in short-term money market instruments during a startup or transition period while the Specialist Manager receiving the assets determines appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes. Each of the Portfolios may also purchase commercial paper for temporary purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective. Each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio may invest any portion of its assets in short-term money market instruments, or other cash equivalents, including money market funds, when the Adviser deems it appropriate to achieve the Portfolio's investment objectives. Additionally, each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio may invest in such instruments when such Portfolio's assets are reallocated among Specialist Managers, during Specialist Manager transition periods and pending investment in appropriate longer term investments.

Each Portfolio's performance may be adversely affected to the extent that a significant portion of its assets are invested in short-term money market instruments during periods when the securities markets are increasing in value.

About Derivative Strategies. A Specialist Manager may, but is not obligated to, use certain strategies ("Derivative Strategies") on behalf of a Portfolio in order to hedge against investment risks, to seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. Each Portfolio, except with respect to The Short-Term Municipal Bond Portfolio, may also write (sell) call options and put options, in order to receive premiums, on individual securities, U.S. stock market indexes and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. A Portfolio will sell only "covered" call and put options. Generally, a written call option is considered covered if the Portfolio maintains with its custodian assets determined to be liquid in an amount at least equal to the exercise price of the option (or, in the case of options on an index substitute, owns an equivalent number of shares of the index substitute as those subject to the call). Generally, a written put option similarly is considered covered if the Portfolio maintains with its custodian assets determined to be liquid in an amount at least equal to the exercise price of the option. The Portfolio may also cover its options positions to the extent otherwise permitted by federal securities laws.

In anticipation of future purchases, each Specialist Manager, including a Specialist Manager responsible for an Index Account, may also use Derivative Strategies to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indexes and options on stock index and interest rate futures contracts. The Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in

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connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity, The Institutional International Equity and Emerging Markets Portfolios may, but are not obligated to, use forward foreign currency contracts, foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by these Portfolios are denominated. The Core Fixed Income Portfolio and The Corporate Opportunities Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these five Portfolios, along with The Institutional U.S. Equity Portfolio, The Short-Term Municipal Bond Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio may enter into swap transactions. Swap transactions are contracts in which a Portfolio agrees to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" of underlying instrument. Payments may be based on currencies, interest rates, securities indexes, commodity indexes or other reference rates. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.

Use of the instruments noted above (collectively, "Derivative Instruments") must be consistent with a Portfolio's investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Derivative Instruments, and the limitations on their use, appears in the SAI.

No assurances can be made that a Specialist Manager will use any Derivative Strategies, a particular Derivative Strategy or a particular Derivative Instrument. However, there are certain overall considerations to be aware of in connection with the use of Derivative Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Derivative Instruments is sometimes intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Derivative Strategy does not occur, it may be that the Portfolio employing such Derivative Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Also, if the index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. Suitable derivative transactions may not be available in all circumstances. Derivative Strategies can disproportionately increase losses and reduce opportunities for gain when security prices, indices, currency rates or interest rates change in unexpected ways and a Portfolio may suffer losses disproportionate to the amount of its investments in these instruments. Leverage may be created when an investment exposes a Portfolio to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.

Because leverage can magnify the effects of changes in the value of the Portfolio and make the Portfolio's share price more volatile, a shareholder's investment in the Portfolio may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio's investments.

Liquid markets do not always exist for certain derivative instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and/or make valuation of the instrument difficult to determine. Valuation of derivatives may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated

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between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

About Other Permitted Instruments

Borrowing and Lending. Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets. To avoid potential leveraging effects of a Portfolio's borrowings, however, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are 5% or more of a Portfolio's total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the price that would normally prevail in the market at the time at which a Portfolio desires to sell. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Market Risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. These risks may be magnified if such events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of an issuer. Although each of the Portfolios may purchase commercial paper for temporary purposes, The Institutional U.S. Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio may acquire these instruments as described above for non-temporary purposes.

More Information About Fund Investments and Risks (continued)

Investments in Other Investment Companies

The Adviser or the Specialist Managers may also acquire, on behalf of a Portfolio, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. Each Portfolio may invest in these instruments to achieve market exposure to its respective asset class, including when direct investment in securities in accordance with the investment policies of the relevant Portfolio is pending, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio. Other investment company securities that may be acquired by a Portfolio include those of investment companies which invest in short-term money market instruments.

ETFs are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk. The Portfolios may invest in ETFs. Such ETFs are unaffiliated with the Trust.

Many ETFs seek to replicate the performance of a securities market index or a group of securities markets ("Index-based ETFs") in a particular geographic area. Thus, investment in Index-based ETFs offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because ETFs are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Provided certain requirements set forth in the Investment Company Act are met, however, investments in excess of these limitations may be made. In particular, the Portfolio may invest in the iShares® Trust and iShares®, Inc. ("iShares®") in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met. iShares® is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares® funds make any representations regarding the advisability of investing in an iShares® fund.

Additionally, the Institutional U.S. Equity Portfolio may invest up to 100% of its assets in ETFs that invest in the securities of real estate related companies in reliance on provisions of the Investment Company Act that permit such investments so long as the investing fund, together with any affiliates, does not own more than 3% of the outstanding voting securities of the acquired fund. When relying on these provisions, the Institutional U.S. Equity Portfolio is required to vote all proxies of the funds it owns in the same proportion as the vote of all other holders of such securities.

Disclosure of Portfolio Holdings

A complete list of each Portfolio's holdings is publicly available through filings made with the Securities and Exchange Commission ("SEC") on Form N-CSR and Form N-PORT. A description of the Portfolios' policies and procedures with respect to disclosure of the Portfolios' securities is provided in the Trust's SAI.

Additional Information

Fund Management

The Board of Trustees is responsible for the oversight of the business and affairs of the Trust. Day-to-day operations of the Trust are the responsibility of the Trust's officers and various service organizations retained by the Trust.

Advisory Services

HC Capital Solutions. HC Capital Solutions serves as the overall investment adviser to the Trust under the terms of its discretionary investment advisory agreements ("HC Capital Agreements") with the Trust. The Adviser's principal role is to select, allocate assets to, and monitor the performance of Specialist Managers within each Portfolio, as well as to oversee the services provided to the Trust by its administrator, custodian, and other service providers. Under the HC Capital Agreements, the Adviser also has direct authority to invest and reinvest the Trust's assets and may at times directly manage a portion of a Portfolio's assets, including a Portfolio's cash and investments in ETFs. In addition, in certain cases, the Adviser develops portfolios or systematic strategies – such as factor-based strategies or options strategies – which are then provided to designated Specialist Managers for implementation.

Each of the Portfolios is authorized to operate on a "multi-manager" basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Adviser may, from time to time, reallocate the assets of a multi-manager Portfolio among Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio. The Adviser is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers.

As part of its oversight responsibilities, the Adviser seeks to manage overall active portfolio risk. In connection with this effort, the Adviser may, from time to time, determine that, as a result of investment decisions in actively managed portions of a Portfolio, the overall Portfolio is underweight with respect to a specific market segment represented in the designated benchmark index. If, in the Adviser's judgment, it is appropriate to do so from a portfolio management perspective, the Adviser may direct that a portion of those assets allocated to the "passive" or "index" investment approach be invested in a manner that replicates a subset of the market segment that, in the Adviser's judgment, is not represented as desired in the Portfolio as a whole. The companies represented in the subset will be determined by the Specialist Manager responsible for the "indexed" portion of the Portfolio. By way of example, application of the investment process of an active manager may result in a decision to limit investments in higher yielding stocks. Taking into account the Portfolio's overall structure, however, the Adviser may determine that a Portfolio is disproportionately underweight in higher yielding stocks from a total portfolio management perspective. Under such circumstances, the Adviser may (but is not required to) direct that a portion of those assets allocated to the "passive" or "index" investment approach be invested in a manner that captures the performance of higher yielding stocks.

The Trust has been granted an order from the SEC permitting the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board of Trustees without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

With respect to each Portfolio, the Adviser has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Portfolios, the Adviser is relying upon a related exclusion from the definition of "commodity trading advisor" under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Portfolio, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards as described in the SAI. Because the Adviser and the Portfolios intend to comply with the terms of the CPO exclusion, a Portfolio may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Portfolios, their investment strategies or this prospectus.

Additional Information (continued)

Officers and/or employees of the Adviser serve as the executive officers of the Trust and/or as members of the Board of Trustees. As of September 18, 2023, the Adviser does not receive a fee for its services under the HC Capital Agreements. Prior to September 18, 2023, the Adviser was entitled to receive an annual fee of 0.05% of each Portfolio's average net assets. During the fiscal year ended June 30, 2025, the Adviser reimbursed total expenses of $43,737 in order to maintain a voluntary expense limit of 0.31% for The Catholic SRI Growth Portfolio.

The principal offices of the Adviser are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, the Adviser had, as of June 30, 2025, approximately $22.2 billion in assets under management. HC Capital Solutions is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. Mr. Brad Conger, CFA, Mr. Akhil Jain, Mr. Matthew Mead, CFA and Mr. Paul Shaffer, CFA act as portfolio managers for each Portfolio. Mr. Conger is the Chief Investment Officer for the Adviser and has been with the Adviser since December 2010. Prior to joining the Adviser, Mr. Conger spent over four years as a Director and Senior Analyst at Clearbridge Advisors. Mr. Jain is Director of Quantitative Research for the Adviser and has been with the Adviser since 2018. Prior to joining the Adviser, Mr. Jain was a Managing Director on AllianceBernstein's Alternative Investment Management team for over six years. Mr. Mead is a Director in the Investment Strategy Group in charge of long-only manager selection and has been with the Adviser since 2008. Mr. Shaffer is an Associate Director on the Adviser's investment team and has been with the Adviser since 2017. Prior to joining the Adviser, Mr. Shaffer worked as an Equity Finance Analyst at Susquehanna International Group for over six years.

Specialist Managers. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the oversight of the Trust's Board of Trustees, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for those portions of the Portfolios they serve for which they are responsible.

In the case of those Portfolios that are served by more than one Specialist Manager, the Adviser is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. The Adviser may increase or decrease the allocation to a Specialist Manager, if it deems it appropriate to do so, in order to achieve the overall objectives of the Portfolio involved. Allocations may vary between zero percent (0%) and one hundred percent (100%) of a Portfolio's assets managed by a particular Specialist Manager at any given time. The Adviser may also recommend that the Board of Trustees terminate a particular Specialist Manager when it believes that such termination will benefit a Portfolio. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to: (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

The following is information on how the management fees were calculated for each of the Portfolios (note that allocation percentages at June 30, 2025 may not total 100% for certain reasons including the absence of a former Specialist Manager):

The U.S. Equity Portfolio – The Portfolio is managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 0% Mellon Index Strategy, 0% Parametric Liquidity Strategy, 0% Parametric Options Overlay Strategy, 0% Parametric Targeted Strategy, 100% Parametric Tax-Managed Custom Core Strategy and 0% HC Capital Solutions.

The Institutional U.S. Equity Portfolio – The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 44% Mellon Index Strategy, 22% Parametric Liquidity Strategy, 1% Parametric Options Overlay Strategy, 14% Parametric Targeted Strategy, 16% RhumbLine, 3% Wellington and 0% HC Capital Solutions.

Additional Information (continued)

The ESG Growth Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 0% Agincourt, 98% Mellon, 2% Parametric Liquidity Strategy and 0% Parametric Targeted Strategy.

The Catholic SRI Growth Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 0% Agincourt, 100% Mellon, 0% Parametric Liquidity Strategy and 0% Parametric Targeted Strategy.

The International Equity Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 0% CLIM, 0% Mellon, 9% Parametric Liquidity Strategy, 0% Parametric Options Overlay Strategy, 0% Parametric Targeted Strategy, 91% Parametric Tax-Managed Custom Core Strategy and 0% HC Capital Solutions.

The Institutional International Equity Portfolio – The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 28% CLIM, 44% Mellon, 13% Parametric Liquidity Strategy, 1% Parametric Options Overlay Strategy, 14% Parametric Targeted Strategy, 0% RhumbLine and 0% HC Capital Solutions.

The Emerging Markets Portfolio – The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 11% CLIM, 61% Mellon, 18% Parametric Liquidity Strategy, 0% Parametric Options Overlay Strategy, 10% Parametric Targeted Strategy, 0% Parametric Tax-Managed Custom Core Strategy, 0% RhumbLine and 0% HC Capital Solutions.

The Core Fixed Income Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 14% Agincourt, 34% Mellon, 48% Parametric Options Overlay Strategy and 4% HC Capital Solutions.

The Corporate Opportunities Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 11% CLIM, 0% Mellon, 89% Parametric Liquidity Strategy, 0% Parametric Options Overlay Strategy, 0% Parametric Targeted Strategy and 0% HC Capital Solutions.

The U.S. Government Fixed Income Securities Portfolio – The Portfolio is managed by two Specialist Managers each of whom is compensated in accordance with a different fee schedule. Although assets allocated to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 50% Mellon, 50% Parametric Options Overlay Strategy and 0% HC Capital Solutions.

The U.S. Corporate Fixed Income Securities Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 73% Agincourt, 0% Mellon, 26% Parametric Options Overlay Strategy and 1% HC Capital Solutions.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio – The Portfolio is managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although assets allocated to the Specialist Manager may vary, the figures assume an actual allocation of assets at June 30, 2025 of 85% Mellon, 14% Parametric Options Overlay Strategy and 1% HC Capital Solutions.

The Short-Term Municipal Bond Portfolio – The Portfolio is managed by one Specialist Manager. Although assets allocated to the Specialist Manager may vary, the figures assume an actual allocation of assets at June 30, 2025 of 100% Breckinridge.

Additional Information (continued)

The Intermediate Term Municipal Bond Portfolio – The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although assets allocated to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2025 of 8% Breckinridge, 12% CLIM, 79% Insight, 0% Parametric Options Overlay Strategy and 1% HC Capital Solutions.

Updated Specialist Manager allocations can be found in the Trust's Annual and Semi-Annual Reports filed on Form N-CSR.

A detailed description of the Specialist Managers that currently serve the Trust's various Portfolios is found in the "Specialist Manager Guide" included in this Prospectus.

Discussions regarding the Board of Trustees' basis for approving the Trust's agreements with the Adviser and each of the Specialist Managers appear in the Trust's Form N-CSR, as amended and filed on September 4, 2025, and in Form N-CSRS filed on March 7, 2025, which includes the Semi-Annual Report to Shareholders dated December 31, 2024.

ReFlow Liquidity Program

Each of The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 10 days) or at other times at ReFlow's discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a participating Portfolio pays a fee to ReFlow each time ReFlow purchases Portfolio shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the value of the participating Portfolio shares purchased by ReFlow although the participating Portfolio may submit a bid at a higher fee rate if it determines that doing so is in the best interest of shareholders. Such fee is allocated among a participating Portfolio's share classes based on relative net assets. ReFlow's purchases of participating Portfolio shares through the liquidity program are made on an investment-blind basis without regard to the participating Portfolio's objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a participating Portfolio. ReFlow will periodically redeem its entire share position in a participating Portfolio and request that such redemption be met in kind in accordance with the Portfolio's redemption-in-kind policies described under "Shareholder Information: Purchases and Redemptions" below. The investment adviser believes that the program assists in stabilizing a participating Portfolio's net assets to the benefit of the participating Portfolio and its shareholders.

Shareholder Information: Purchases and Redemptions

Purchasing Shares of the Portfolios. Shares of each of the Portfolios are sold at their net asset value per share ("NAV") next calculated after your purchase order is received by the Trust. Please refer to further information under the heading "Acceptance of Purchase Orders; Anti-Money Laundering Policy."

Calculating NAV. A Portfolio's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time, on days the NYSE is open. The NYSE may close earlier than 4:00 p.m. on some days. The NAV is calculated by adding the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of that Portfolio:

The value of each Portfolio's investments is generally determined by current market quotations. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by the Adviser, as the

Additional Information (continued)

Portfolios' valuation designee, in accordance with procedures adopted by the Board of Trustees. The fair valuation process is designed to value the subject security at the price a Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio's NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations.

Acceptance of Purchase Orders; Anti-Money Laundering Policy. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. Generally, purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler's checks, money orders and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's transfer agent on any regular business day.

If accepted by the Trust, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios. Securities accepted by the Trust for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under "Calculating NAV" at the time of the next determination of NAV after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer. The Trust will not accept securities in exchange for shares of a Portfolio unless such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities. The Trust will accept such securities for investment and not for resale. A gain or loss for Federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Trust. Purchases of shares will be made in full and fractional shares calculated to three decimal places.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, taxpayer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.

Identity Verification Procedures – Because the absence of face-to-face contact with customers limits the Trust's ability to reasonably validate the authenticity of documents received from an applicant, the Trust will never rely solely upon documentary methods to verify a customer's identity. However, documentary evidence of a customer's identity shall be obtained in an effort to complement the non-documentary customer identification verification process whenever necessary.

Customer Information – The following information is required prior to opening an account:

a. Name;

b. Date of birth, for an individual;

c. Address, which shall be:

1) For an individual, a residential or business street address;

2) For an individual who does not have a residential or business street address, an Army Post Office (APO) or Fleet Post Office (FPO) box number, or the residential or business street address of next of kin or of another contact individual; or

Additional Information (continued)

3) For a person other than an individual (such as a corporation, partnership, or trust), a principal place of business, local office or other physical location; and

d. Identification Number, which shall be:

1) For a U.S. person, a taxpayer identification number; or

2) For a non-U.S. person, one or more of the following: a taxpayer identification number, passport number and country of issuance; alien identification card number; or number and country of issuance of any other government issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Customer Verification. As discussed above, the Trust also uses non-documentary methods to verify a customer's identity, although an initial, documentary (good order) review of the Account Application and purchase instrument will also be conducted for consistency, completeness, signs of alteration or other abnormalities or deficiencies. The Trust will complete its procedures to attempt to verify the customer's identity within five business days of opening an account. The Trust will identify customers primarily by independently verifying the customer's identity through the comparison of information provided by the customer with information obtained from a consumer reporting agency, public database or other source.

If a customer's identity cannot be reasonably ensured through the above verification procedures, the Trust will not open the account and the original purchase instrument will normally be returned to the customer. In the event an account was opened for a customer during the verification process, it will be closed and the proceeds will normally be returned to the customer. However, if there is evidence of fraud or other wrongdoing, the customer's account will be frozen and no proceeds or purchase instruments will be returned until the matter is resolved.

Redeeming Your Shares. You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. The Trust expects that redemption proceeds will typically be paid on the business day following the receipt of your redemption request; however, payment of redemption proceeds may take up to seven days. Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the Portfolio's net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared – normally, within 15 days of receipt of the check by the Trust. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed. Trust Portfolios typically hold cash or cash equivalents and/or futures to meet redemption requests, but may engage in short-term borrowing, redeem portfolio positions, if necessary, and/or redeem shares in-kind (as described below) to meet such requests when circumstances warrant.

Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed.

The Trust may permit investors to purchase shares of a Portfolio "in kind" by exchanging securities for shares of the selected Portfolio. This is known as an "in kind" purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled – usually within 15 days following the in-kind purchase. The Trust will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are eligible to be included, or otherwise represented, in the Portfolio's investment portfolio at the time of exchange and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the

Additional Information (continued)

principal market for such securities exists, or otherwise; and (3) at the discretion of the Portfolio, the value of any such security (except U.S. Government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, will not exceed 5% of the net assets of the Portfolio immediately after the transaction. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the redeeming shareholder securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. Shareholders will receive notice before any account is closed for this reason. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Frequent purchases and redemptions of shares of a mutual fund (including activities of "market timers") can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of a Portfolio's investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Portfolios may be vulnerable to such risks. While the Board of Trustees will continue to monitor the situation and may elect to adopt specific procedures designed to discourage frequent purchases and redemptions, the Board of Trustees, has determined that it is not necessary to do so at this time. This conclusion is based on the fact that investments in the Trust may be made only by investment advisory clients of the Adviser or financial intermediaries such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with the Adviser and the absence of abuses in this area at any time since the commencement of the Trust's operations.

Shareholder Reports and Inquiries. Shareholders will receive annual and semi-annual reports containing additional information about each Portfolio's performance and operations. Financial statements which have been audited by the Trust's independent registered public accounting firm can be found in the Trust's annual Form N-CSR filing, and unaudited semi-annual financial statements can be found in the Trust's semi-annual Form N-CSRS filing. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address shown, on the back cover of this Prospectus.

Dividends and Distributions. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Bond Portfolio and Intermediate Term Municipal Bond Portfolio declare and distribute dividends from net investment income, if any, on a monthly basis. The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The Corporate Opportunities Portfolio, The ESG Growth Portfolio and The Catholic SRI Growth Portfolio declare and distribute dividends from net investment income, if any, on a quarterly basis. The International Equity Portfolio and The Institutional International Equity Portfolio declare and distribute dividends from net investment income, if any, on a semi-annually. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Capital gains for all Portfolios, if any, are distributed at least annually.

Federal Taxes. The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Portfolio Distributions. Each Portfolio generally distributes as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, which may be taxed for Federal income tax purposes at a rate as high as 37%, except as discussed below.

Additional Information (continued)

Distributions attributable to net capital gain of a Portfolio for which the Portfolio reports to shareholders a capital gain distribution for the taxable year in a written statement furnished to the shareholder must be broken down into 20% rate gain distributions, unrecaptured Section 1250 gain distributions, 28% rate gain distributions and Section 1202 gain distributions. A shareholder that receives capital gain distributions from a Portfolio will treat the capital gain distributions as follows: (i) 20% rate gain distributions are treated as long-term capital gains which are taxed at a 20% rate, a 15% rate or zero rate depending upon the shareholder's taxable income; (ii) unrecaptured Section 1250 gain distributions are treated as long-term capital gains that are taxed at a 25% rate; (iii) 28% rate gain distributions are treated as long-term capital gains that are taxed at a 28% rate; and (iv) Section 1202 gain distributions are gains from the sale or exchange by a Portfolio of qualified small business stock held for more than 5 years and after a 50% exclusion, are taxed at a 28% rate.

Distributions of certain "qualifying dividends" generally will also be taxable to non-corporate shareholders at a maximum rate of twenty percent (20%) (15% if the individual's income is below a certain level), as long as certain requirements are met. In general, distributions paid by a Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Portfolio. To the extent that The Institutional U.S. Equity Portfolio invests a significant portion of its assets in REITs (which is anticipated to be the case), distributions attributable to operating income of those REITs will generally not constitute "qualifying dividends". Accordingly, investors in The Institutional U.S. Equity Portfolio should anticipate that a significant portion of the dividends to them each year will be taxable at the higher rates generally applicable to ordinary income. Because the income of the Income Portfolios primarily is derived from investments earning interest rather than dividend income, generally none of an Income Portfolio's income dividends will constitute "qualifying dividends".

The use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). Derivative contracts, including options, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Please see the "DIVIDENDS, DISTRIBUTIONS AND TAXES" section of the SAI for additional explanation on these special tax rules.

The Institutional U.S. Equity Portfolio may derive "excess inclusion income" from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. A Portfolio may choose to pass through the special character of "qualified REIT dividends" to its shareholders, provided certain holding period requirements are met.

Distributions from a Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You will be notified annually of the tax status of distributions to you.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts. Net investment income does not include exempt-interest dividends.

Additional Information (continued)

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

Sales, Exchanges or Redemptions. You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares in a Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. A Portfolio is required to report to you and the IRS annually the tax basis of shares you purchased or acquired on or after January 1, 2012, which will be calculated using the Portfolio's default method. However, to aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. However, future distributions from IRAs and other tax-qualified plans (other than Roth IRAs, Roth 401(k) plans and other after-tax accounts) are usually taxed as ordinary income.

Other Tax-Exempt Investors. Tax-exempt investors will generally be exempt from federal income tax on dividends received and gains realized with respect to shares of a Portfolio. Tax-exempt investors may, however, be subject to the unrelated business income tax to the extent their investments in a Portfolio are debt-financed. Moreover, certain categories of tax-exempt investors, such as private foundations, may be subject to federal excise tax on their investment income, which would include income and gain from an investment in shares of a Portfolio.

Foreign Taxes Incurred by The International Equity, The Institutional International Equity, The Emerging Markets, The ESG Growth and The Catholic SRI Growth Portfolios. It is expected that The International Equity, The Institutional International Equity, The Emerging Markets, The ESG Growth and The Catholic SRI Growth Portfolios will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each of these Portfolios is expected to have more than 50% of its assets at the close of each year invested in stocks or securities of foreign corporations and, therefore, may elect to pass-through to its shareholders their pro rata share of foreign taxes that the Portfolios pay. If a Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Additionally, if this election is made, shareholders will be: (i) required to include in their gross income (in addition to actual dividends received) their pro rata share of any foreign taxes paid by the Portfolio, and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio. During normal market conditions, it is expected that substantially all of the dividends paid by The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio will be excludable from gross income for Federal income tax purposes. As previously noted, the Portfolios may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax (although The Short-Term Municipal Bond Portfolio does not currently intend to do so). Tax-exempt income is a factor in determining whether Social Security benefits are taxable. The Portfolios may also realize taxable capital gains. Accordingly, a portion of the Portfolio's dividends will not be totally exempt from Federal income taxes. In addition, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Additional Information (continued)

Backup Withholding. A Portfolio may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon the sale of shares that are payable to shareholders who: (i) have failed to provide a correct tax identification number in the manner required, (ii) are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, (iii) have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so, or (iv) have failed to certify that they are "exempt recipients." The current withholding rate, as of the date of this prospectus, is 24%.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in a Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Portfolio is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. There are exemptions from the withholding tax for certain capital gain dividends paid by a Portfolio from net long-term capital gains, exempt interest dividends, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Portfolio. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes a Portfolio with a properly completed IRS Form W-8, as applicable, to establish entitlement to these treaty benefits. If a shareholder fails to properly certify that they are not a U.S. person, Portfolio distributions will be subject to backup withholding at a rate of 24%.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in a Portfolio. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions, including distributions from The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio. State income taxes may not apply, however, to the portions of each Portfolio's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act ("FATCA"), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

More information about taxes is in the Statement of Additional Information.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of each of the Trust's Portfolios for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This financial information has been audited by Grant Thornton LLP, whose report, along with the Trust's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return	Gross Expenses*	Net Expenses*	Net Investment Income (Loss)	Net Assets, at End of Period (000's)	Portfolio Turnover Rate
The U.S. Equity Portfolio
Year Ended June 30, 2025	$36.03	$0.44	$4.54	$4.98	$(0.43)	$(0.17)	$(0.60)	$40.41	13.95%	0.17%	0.17%	1.15%	$1,861,978	5%
Year Ended June 30, 2024	29.18	0.31	7.28	7.59	(0.31)	(0.43)	(0.74)	36.03	26.35%	0.24%	0.23%	1.54%	1,781,553	13%
Year Ended June 30, 2023	26.04	0.30	4.82	5.12	(0.31)	(1.67)	(1.98)	29.18	21.14%	0.27%	0.27%	1.13%	806,580	11%
Year Ended June 30, 2022	33.87	0.28	(5.17)	(4.89)	(0.28)	(2.66)	(2.94)	26.04	(16.30)%	0.27%	0.27%	0.85%	706,876	12%
Year Ended June 30, 2021	25.84	0.25	9.63	9.88	(0.26)	(1.59)	(1.85)	33.87	39.43%	0.27%	0.27%	0.84%	933,398	15%
The Institutional U.S. Equity Portfolio
Year Ended June 30, 2025	$17.87	$0.25	$2.39	$2.64	$(0.18)	$(3.38)	$(3.56)	$16.95	16.51%	0.20%	0.20%	1.50%	$2,732,958	62%
Year Ended June 30, 2024	16.46	0.25	3.17	3.42	(0.23)	(1.78)	(2.01)	17.87	22.40%	0.25%	0.23%	1.49%	2,532,408	78%
Year Ended June 30, 2023	14.93	0.27	2.22	2.49	(0.26)	(0.70)	(0.96)	16.46	17.61%	0.28%	0.28%	1.74%	2,469,401	39%
Year Ended June 30, 2022	22.87	0.15	(2.54)	(2.39)	(0.16)	(5.39)	(5.55)	14.93	(15.30)%	0.28%	0.28%	0.77%	2,252,240	43%
Year Ended June 30, 2021	17.12	0.17	6.79	6.96	(0.18)	(1.03)	(1.21)	22.87	41.89%	0.28%	0.28%	0.87%	2,434,118	29%

*  The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.

(a)  Per share amounts are based on average shares outstanding.

Financial Highlights (continued)

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return	Gross Expenses*	Net Expenses*	Net Investment Income (Loss)	Net Assets, at End of Period (000's)	Portfolio Turnover Rate
The ESG Growth Portfolio
Year Ended June 30, 2025	$15.71	$0.23	$2.25	$2.48	$(0.29)	$— (b)	$(0.29)	$17.90	15.95%	0.24%	0.24%	1.39%	$112,902	4%
Year Ended June 30, 2024	13.50	0.23	2.36	2.59	(0.23)	(0.15)	(0.38)	15.71	19.41%	0.28%	0.27%	1.61%	192,581	5%
Year Ended June 30, 2023	11.83	0.20	1.67	1.87	(0.19)	(0.01)	(0.20)	13.50	15.91%	0.38%	0.38%	1.59%	164,117	12%
Year Ended June 30, 2022	14.56	0.19	(2.23)	(2.04)	(0.21)	(0.48)	(0.69)	11.83	(14.80)%	0.39%	0.39%	1.36%	143,660	10%
Year Ended June 30, 2021	10.72	0.16	3.98	4.14	(0.17)	(0.13)	(0.30)	14.56	39.02%	0.36%	0.36%	1.28%	170,492	8%
The Catholic SRI Growth Portfolio
Year Ended June 30, 2025	$12.66	$0.19	$2.06	$2.25	$(0.18)	$—	$(0.18)	$14.73	17.91%	0.41%	0.31%	1.40%	$65,851	17%
Year Ended June 30, 2024	10.65	0.17	2.02	2.19	(0.18)	—	(0.18)	12.66	20.69%	0.48%	0.31%	1.53%	35,291	11%
Year Ended June 30, 2023	9.10	0.17	1.63	1.80	(0.17)	(0.08)	(0.25)	10.65	20.07%	0.56%	0.31%	1.81%	29,056	11%
Year Ended June 30, 2022	16.13	0.20	(1.74)	(1.54)	(0.24)	(5.25)	(5.49)	9.10	(16.17)%	0.56%	0.31%	1.56%	22,525	25%
Year Ended June 30, 2021	11.63	0.19	4.55	4.74	(0.24)	—	(0.24)	16.13	41.00%	0.38%	0.31%	1.38%	28,912	42%

*  The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.

(a)  Per share amounts are based on average shares outstanding.

(b)  Amount rounds to less than $0.005 per share.

Financial Highlights (continued)

			Change in Net Assets Resulting From Operations:			Distributions to Shareholders:								Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments		Tax Return of Capitals	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return	Gross Expenses*	Net Expenses*	Net Investment Income (Loss)	Net Assets, at End of Period (000's)	Portfolio Turnover Rate
The International Equity Portfolio
Year Ended June 30, 2025	$12.84		$0.35	$1.79	$2.14	$(0.38)	$—		$—	$(0.38)	$14.60		16.88%	0.23%	0.23%	2.63%	$626,128	11%
Year Ended June 30, 2024	11.84		0.34	1.03	1.37	(0.37)	—		—	(0.37)	12.84		11.69%	0.26%	0.25%	2.76%	567,390	20%
Year Ended June 30, 2023	10.19		0.29	1.65	1.94	(0.29)	—		—	(0.29)	11.84		19.01%	0.27%	0.27%	2.65%	545,157	8%
Year Ended June 30, 2022	12.60		0.39	(2.35)	(1.96)	(0.45)	—		—	(0.45)	10.19		(15.85)%	0.26%	0.26%	3.20%	536,208	19%
Year Ended June 30, 2021	9.75		0.29	2.85	3.14	(0.29)	—		—	(0.29)	12.60		32.16%	0.25%	0.25%	2.51%	719,981	23%
The Institutional International Equity Portfolio
Year Ended June 30, 2025	$10.64		$0.27	$1.71	$1.98	$(0.46)	$(0.03)		$—	$(0.49)	$12.13		19.40%	0.31%	0.31%	2.45%	$1,030,441	45%
Year Ended June 30, 2024	9.82		0.30	0.78	1.08	(0.26)	—		—	(0.26)	10.64		11.02%	0.33%	0.32%	2.93%	942,022	21%
Year Ended June 30, 2023	8.52		0.23	1.28	1.51	(0.13)	—	(b)	(0.08)	(0.21)	9.82		17.76%	0.35%	0.35%	2.50%	779,378	26%
Year Ended June 30, 2022	11.61		0.27	(2.20)	(1.93)	(0.67)	(0.49)		—	(1.16)	8.52		(18.16)%	0.27%	0.27%	2.55%	796,399	23%
Year Ended June 30, 2021	8.85		0.18	2.78	2.96	(0.20)	—		—	(0.20)	11.61		33.57%	0.25%	0.25%	1.73%	1,228,416	7%
The Emerging Markets Portfolio
Year Ended June 30, 2025	$18.51		$0.41	$2.36	$2.77	$(0.61)	$—		$—	$(0.61)	$20.67		15.45%	0.45%	0.45%	2.16%	$754,687	49%
Year Ended June 30, 2024	17.18		0.48	1.55	2.03	(0.70)	—		—	(0.70)	18.51		12.19%	0.43%	0.41%	2.77%	710,861	25%
Year Ended June 30, 2023	17.22	(c)	0.47	(0.20)	0.27	(0.31)	—	(b)	—	(0.31)	17.18		1.63%	0.46%	0.46%	2.82%	702,868	6%
Year Ended June 30, 2022	23.10		0.40	(5.85)	(5.45)	(0.43)	—		—	(0.43)	17.22	(c)	(23.87)%	0.52%	0.46%	1.96%	716,399	20%
Year Ended June 30, 2021	16.96		0.25	6.11	6.36	(0.22)	—		—	(0.22)	23.10		37.62%	0.51%	0.51%	1.20%	963,673	8%

*  The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.

(a)  Per share amounts are based on average shares outstanding.

(b)  Amount rounds to less than $0.005 per share.

(c)  The net asset value per share ("NAV") for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in United States of America.

Financial Highlights (continued)

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:						Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capitals	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return	Gross Expenses*	Net Expenses*	Net Investment Income (Loss)	Net Assets, at End of Period (000's)	Portfolio Turnover Rate
The Core Fixed Income Portfolio
Year Ended June 30, 2025	$8.43	$0.31	$0.20	$0.51	$(0.31)	$—	$—	$(0.31)	$8.63	6.17%	0.30%	0.30%	3.65%	$98,703	44	%(b)
Year Ended June 30, 2024	8.49	0.28	(0.06)	0.22	(0.28)	—	—	(0.28)	8.43	2.68%	0.34%	0.32%	3.41%	82,435	45	%(b)
Year Ended June 30, 2023	8.82	0.28	(0.33)	(0.05)	(0.28)	—	—	(0.28)	8.49	(0.51)%	0.40%	0.40%	3.27%	71,519	45	%(b)
Year Ended June 30, 2022	10.27	0.18	(1.35)	(1.17)	(0.19)	(0.09)	—	(0.28)	8.82	(11.58)%	0.36%	0.36%	1.87%	57,494	33	%(b)
Year Ended June 30, 2021	10.59	0.18	(0.17)	0.01	(0.21)	(0.12)	—	(0.33)	10.27	0.09%	0.33%	0.33%	1.71%	66,230	38	%(b)
The Corporate Opportunities Portfolio
Year Ended June 30, 2025	$7.23	$0.27	$0.14	$0.41	$(0.16)	$—	$(0.01)	$(0.17)	$7.47	5.67%	0.26%	0.26%	3.67%	$201,656	145%
Year Ended June 30, 2024	6.84	0.41	0.43	0.84	(0.45)	—	—	(0.45)	7.23	12.56%	0.29%	0.28%	5.92%	207,192	48%
Year Ended June 30, 2023	6.67	0.30	0.16	0.46	(0.29)	—	—	(0.29)	6.84	7.16%	0.30%	0.30%	4.50%	222,222	93%
Year Ended June 30, 2022	8.07	0.02	(0.58)	(0.56)	(0.02)	(0.82)	—	(0.84)	6.67	(8.03)%	0.21%	0.21%	0.27%	259,087	44%
Year Ended June 30, 2021	7.14	0.01	0.93	0.94	(0.01)	—	—	(0.01)	8.07	13.17%	0.21%	0.21%	0.12%	307,343	123%
The U.S. Government Fixed Income Securities Portfolio
Year Ended June 30, 2025	$8.42	$0.32	$0.18	$0.50	$(0.32)	$—	$—	$(0.32)	$8.60	6.04%	0.12%	0.12%	3.76%	$1,076,365	63%
Year Ended June 30, 2024	8.49	0.30	(0.08)	0.22	(0.29)	—	—	(0.29)	8.42	2.69%	0.13%	0.12%	3.52%	982,163	74%
Year Ended June 30, 2023	8.86	0.30	(0.37)	(0.07)	(0.30)	— (c)	—	(0.30)	8.49	(0.76)%	0.17%	0.17%	3.53%	919,872	45%
Year Ended June 30, 2022	9.99	0.18	(1.10)	(0.92)	(0.15)	(0.06)	—	(0.21)	8.86	(9.40)%	0.22%	0.22%	1.93%	628,468	41%
Year Ended June 30, 2021	10.83	0.15	(0.50)	(0.35)	(0.15)	(0.34)	—	(0.49)	9.99	(3.30)%	0.20%	0.20%	1.47%	256,466	67%

*  The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.

(a)  Per share amounts are based on average shares outstanding.

(b)  Portfolio turnover does not include TBA security transactions.

(c)  Amount rounds to less than $0.005 per share.

Financial Highlights (continued)

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return	Gross Expenses*	Net Expenses*	Net Investment Income (Loss)	Net Assets, at End of Period (000's)	Portfolio Turnover Rate
The U.S. Corporate Fixed Income Securities Portfolio
Year Ended June 30, 2025	$8.70	$0.41	$0.23	$0.64	$(0.41)	$—	$(0.41)	$8.93	7.48%	0.18%	0.18%	4.57%	$286,102	70%
Year Ended June 30, 2024	8.67	0.37	0.03	0.40	(0.37)	—	(0.37)	8.70	4.70%	0.21%	0.19%	4.32%	278,368	37%
Year Ended June 30, 2023	8.79	0.31	(0.12)	0.19	(0.31)	—	(0.31)	8.67	2.19%	0.24%	0.24%	3.53%	266,063	37%
Year Ended June 30, 2022	10.66	0.26	(1.48)	(1.22)	(0.26)	(0.39)	(0.65)	8.79	(12.12)%	0.21%	0.21%	2.63%	257,699	31%
Year Ended June 30, 2021	10.92	0.30	0.05	0.35	(0.31)	(0.30)	(0.61)	10.66	3.21%	0.23%	0.23%	2.77%	270,435	46%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
Year Ended June 30, 2025	$8.17	$0.29	$0.23	$0.52	$(0.29)	$—	$(0.29)	$8.40	6.44%	0.22%	0.22%	3.44%	$232,146	16	%(b)
Year Ended June 30, 2024	8.24	0.27	(0.07)	0.20	(0.27)	—	(0.27)	8.17	2.51%	0.22%	0.20%	3.38%	223,863	11	%(b)
Year Ended June 30, 2023	8.58	0.23	(0.33)	(0.10)	(0.24)	—	(0.24)	8.24	(1.18)%	0.24%	0.24%	2.80%	217,694	12	%(b)
Year Ended June 30, 2022	9.55	0.12	(0.92)	(0.80)	(0.17)	—	(0.17)	8.58	(8.51)%	0.23%	0.23%	1.25%	213,253	27	%(b)
Year Ended June 30, 2021	9.80	0.09	(0.14)	(0.05)	(0.20)	—	(0.20)	9.55	(0.51)%	0.23%	0.23%	0.96%	215,034	46	%(b)
The Short-Term Municipal Bond Portfolio
Year Ended June 30, 2025	$9.56	$0.25	$0.06	$0.31	$(0.25)	$—	$(0.25)	$9.62	3.27%	0.27%	0.27%	2.59%	$70,185	19%
Year Ended June 30, 2024	9.55	0.20	0.01	0.21	(0.20)	—	(0.20)	9.56	2.24%	0.32%	0.30%	2.13%	65,634	34%
Year Ended June 30, 2023	9.60	0.15	(0.04)	0.11	(0.16)	—	(0.16)	9.55	1.19%	0.29%	0.29%	1.54%	69,408	30%
Year Ended June 30, 2022	10.01	0.08	(0.41)	(0.33)	(0.08)	—	(0.08)	9.60	(3.27)%	0.28%	0.28%	0.82%	140,020	32%
Year Ended June 30, 2021	10.05	0.09	(0.04)	0.05	(0.09)	— (c)	(0.09)	10.01	0.51%	0.28%	0.28%	0.91%	150,484	18%

*  The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.

(a)  Per share amounts are based on average shares outstanding.

(b)  Portfolio turnover does not include TBA security transactions.

(c)  Amount rounds to less than $0.005 per share.

Financial Highlights (continued)

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return	Gross Expenses*	Net Expenses*	Net Investment Income (Loss)	Net Assets, at End of Period (000's)	Portfolio Turnover Rate
The Intermediate Term Municipal Bond Portfolio
Year Ended June 30, 2025	$9.71	$0.28	$(0.05)	$0.23	$(0.28)	$—	$(0.28)	$9.66	2.39%	0.27%	0.27%	2.86%	$550,096	29%
Year Ended June 30, 2024	9.66	0.24	0.05	0.29	(0.24)	—	(0.24)	9.71	3.01%	0.30%	0.29%	2.49%	495,000	33%
Year Ended June 30, 2023	9.63	0.19	0.02	0.21	(0.18)	—	(0.18)	9.66	2.20%	0.33%	0.33%	1.92%	477,382	25%
Year Ended June 30, 2022	10.42	0.16	(0.77)	(0.61)	(0.16)	(0.02)	(0.18)	9.63	(5.98)%	0.31%	0.31%	1.56%	371,098	7%
Year Ended June 30, 2021	10.32	0.17	0.11	0.28	(0.18)	—	(0.18)	10.42	2.70%	0.30%	0.30%	1.61%	388,073	17%

*  The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.

(a)  Per share amounts are based on average shares outstanding.

Specialist Manager Guide

This Specialist Manager Guide sets forth certain information about the Specialist Managers and the individual portfolio managers. Additional information about the Portfolio Managers' compensation, other accounts managed, and ownership of securities in the respective Portfolios is available in the SAI.

Agincourt Capital Management, LLC ("Agincourt") serves as the Specialist Manager of The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Agincourt is an SEC registered investment adviser founded in 1999 by eight investment partners, all formerly investment professionals with Sovran Capital Management. On October 1, 2020, Agincourt entered into a partnership agreement with Guardian Capital Group of Toronto ("Guardian") resulting in Guardian's 70% equity investment in Agincourt and the remaining ownership being held by nine existing shareholders of Agincourt. Agincourt is headquartered at 200 South 10th Street, suite 800, Richmond, VA 23219. Guardian is a diversified financial services firm founded in 1962 and located at Commerce Court West 199 Bay Street – Suite 2700, Toronto, Ontario M5L 1E8, Canada. As of June 30, 2025, Agincourt managed assets of $9.5 billion, in fixed income portfolios for a wide range of institutional clients.

For its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio, Agincourt receives a fee at an annual rate of 0.08% of the average daily net assets of that portion of each Portfolio that is managed by Agincourt. During the fiscal year ended June 30, 2025, Agincourt received fees of 0.08% of the average daily net assets of each of The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. For its services to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, Agincourt receives a fee at an annual rate of 0.12% of the average daily net assets of that portion of each Portfolio that is managed by Agincourt. During the fiscal year ended June 30, 2025, Agincourt was not allocated assets of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio.

Day-to-day investment decisions for The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio are the responsibility of L. Duncan Buoyer, Managing Director and Portfolio Manager of Agincourt and B. Scott Marshall, Director and Portfolio Manager, each a member of the Agincourt Investment team. Mr. Buoyer has been Portfolio Manager with Agincourt since 1999, and is a co-owner of the firm. He joined Sovran Capital Management in 1991 and was previously a portfolio manager for C&S Investment Advisors in Atlanta, GA. Mr. Buoyer, a Chartered Financial Analyst, received a BA in Chemistry from the University of North Carolina-Chapel Hill, and an MBA from Emory University. Mr. Marshall has been Portfolio Manager with Agincourt since 1999, and is a co-owner of the firm. He joined Sovran Capital Management in 1997 and was previously an equity trader and operations specialist with Trusco Capital Management in Atlanta, GA. Mr. Marshall, a Chartered Financial Analyst, received a BBA from the University of Tennessee-Chattanooga.

Breckinridge Capital Advisors, Inc. ("Breckinridge") serves as Specialist Manager for The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio. Breckinridge has managed municipal bond portfolios since 1993 and is a registered investment adviser headquartered at 125 High Street, Suite 431, Boston, MA 02110.

For its services to The Short-Term Municipal Bond and The Intermediate Term Municipal Bond Portfolios, Breckinridge receives a fee of 0.125% of the average daily net assets of that portion of each Portfolio allocated to Breckinridge. During the fiscal year ended June 30, 2025, Breckinridge received a fee of 0.125% of the average daily net assets of that portion of each of The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio allocated to Breckinridge. As of June 30, 2025, Breckinridge managed total assets of approximately $52.10 billion, including $30.69 million in nondiscretionary assets.

The Portfolios are managed by a team of investment professionals who are jointly and primarily responsible for making day-to-day investment decisions:

Matthew Buscone joined Breckinridge in 2002 as a trader. Mr. Buscone has been a member of the portfolio management team since 2008. Mr. Buscone serves as co-chief investment officer and is a member of Breckinridge's Executive Committee.

Eric Haase, CFA, joined Breckinridge and the portfolio management team in 2016. Previously, Mr. Haase was employed at SCS Financial LLC from 2005 to 2016, most recently as a portfolio manager focusing on tax-exempt separate accounts and conducting manager research across fixed income sectors.

Maggie Fitzpatrick, CFA, joined Breckinridge in 2017. She spent two years on the consultant relations team before transitioning to the investment team as a portfolio analyst in 2020. In 2022, Ms. Fitzpatrick was promoted to Associate Portfolio Manager. Prior to joining Breckinridge, she was an advisory services associate with Gurtin Municipal Bond Management from 2012 to 2017.

Specialist Manager Guide (continued)

Andressa Tsaparlis joined Breckinridge in 2018 as a client services associate and transitioned to the trading team in 2022. In 2023, Ms. Tsaparlis moved to the portfolio management team as an associate portfolio manager role. Before joining Breckinridge, Ms. Tsaparlis was an investor relations analyst and compliance analyst at J.P. Morgan.

Patrick Araujo-Lipine joined Breckinridge in 2009 as a client services associate before moving to the research team in 2013. In 2023, Mr. Araujo-Lipine moved to the portfolio management team as an Associate Portfolio Manager.

City of London Investment Management Company Limited ("CLIM") serves as a Specialist Manager for The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Corporate Opportunities Portfolio and The Intermediate Term Municipal Bond Portfolio. CLIM is authorized and regulated by the Financial Conduct Authority. The firm is also registered as an investment adviser with the SEC pursuant to the Investment Advisers Act and is headquartered in its London location at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom (UK) and has its U.S. office in West Chester, Pennsylvania. CLIM is a wholly owned subsidiary of City of London Investment Group PLC ("CLIG"). As of June 30, 2025, CLIM had total assets under management of approximately $6.8 billion, of which none represented assets of mutual funds managed in accordance with investment policies similar to those employed in managing the International Equity, Institutional International Equity, Emerging Markets, Corporate Opportunities and Intermediate Term Municipal Bond Portfolios. CLIM was formed in 1991 in London, England and was incorporated in 1993. CLIG is a publicly-held company with a listing on the London Stock Exchange.

For its services to the Portfolios, CLIM receives an annual fee, calculated daily and payable monthly, based on an annual percentage of the average daily net assets of the Portfolio allocated to CLIM from time to time as follows:

The International Equity Portfolio	0.80% on the first $50 million in Combined Assets; and 0.40% thereafter*
The Institutional International Equity Portfolio	0.80% on the first $50 million in Combined Assets; and 0.40% thereafter*
The Emerging Markets Portfolio	1.00% on the first $100 million in Combined Assets; 0.80% on the next $100 million and 0.50% thereafter**
The Corporate Opportunities Portfolio	0.45%
The Intermediate Term Municipal Bond Portfolio	0.45%

*  For the International Equity and Institutional International Equity Portfolios, "Combined Assets" shall mean the sum of: the average daily net assets managed by CLIM in each of the International Equity and Institutional International Equity Portfolios; and the net assets invested in the same strategy as these Portfolios that are managed by CLIM for the benefit of certain other investors who are clients of the Adviser.

**For The Emerging Markets Portfolio, "Combined Assets" shall mean the sum of: the average daily net assets managed by CLIM in The Emerging Markets Portfolio; and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for the benefit of certain other investors who are clients of the Adviser.

During the fiscal year ended June 30, 2025, CLIM received a fee of 0.49% of the average daily net assets of The Institutional International Equity Portfolio. During the fiscal year ended June 30, 2025, CLIM received fees of 0.45% of the average daily net assets of each of The Corporate Opportunities Portfolio and The Intermediate Term Municipal Bond Portfolio. During the fiscal year ended June 30, 2025, CLIM received a fee of 1.00% of the average daily net assets of The Emerging Markets Portfolio. During the fiscal year ended June 30, 2025, CLIM was not allocated assets of The International Equity Portfolio.

Day-to-day portfolio management of those assets of the International Equity Portfolio allocated to CLIM will be the responsibility of a team led by Michael Edmonds.

Day-to-day portfolio management of those assets of the Institutional International Equity Portfolio allocated to CLIM will be the responsibility of a team led by Michael Edmonds as well as a team led by Christopher Weaver.

Day-to-day portfolio management of those assets of The Emerging Markets Portfolio allocated to CLIM will be the responsibility of a team led by Oliver Marschner.

Day-to-day portfolio management of those assets of The Corporate Opportunities Portfolio allocated to CLIM will be the responsibility of a team led by James Millward as well as a team led by Christopher Weaver.

Specialist Manager Guide (continued)

Day-to-day portfolio management of those assets of The Intermediate Term Municipal Bond Portfolio allocated to CLIM will be the responsibility of a team led by James Millward.

All assets managed by CLIM are managed in a team approach with input from portfolio managers, research analysts and other investment professionals across all three of the firm's global offices. Team members conduct research, make investment recommendations and are an integral part of the investment process.

Mr. James Millward is a Portfolio Manager based in the London office. James joined CLIM in 2009 and is responsible for tactical and multi-asset products at CLIM. Prior to joining, James worked in a proprietary trading role for the Equity Derivatives group of Societe Generale S.A. in London, focusing on closed-end fund arbitrage and special situations strategies. James also held positions at Linklaters LLP and Commerzbank A.G.

Mr. Michael Edmonds is the CIO of CLIM and the Head of the International & Global Equity CEF Team and is based in the Philadelphia office. Michael rejoined CLIM in 2009. He had previously worked in the London office of both Olliff & Partners from 1992 to 1996 and CLIM from 1996 to 1998. Prior to rejoining CLIM, Michael spent over eight years at Morgan Stanley Investment Management with roles in marketing and product management and development. He holds a BA (Hons) in Financial Services from the University of West England. He is also a CFA Charterholder, a Chartered Alternative Investment Analyst and has passed the Investment Management Certificate (IMC). In addition, he is a Professional Member of the CMT Association and has earned the Chartered Market Technician (CMT) designation.

Mr. Michael Sugrue is a Portfolio Manager for the International & Global Equity strategies based in the London office. Michael joined CLIM in 1996 and was initially in a support role culminating in him becoming Head of Administration in 2000-2001. Michael worked for an extended period of time in the US office, where he relocated in order to support the CIO before ultimately becoming a Portfolio Manager for the Emerging Markets CEF strategy in 2004. Michael returned to London in 2008 as a Portfolio Manager for the Emerging Markets CEF team before transitioning to the International & Global Equity strategies in 2013.

Mr. Oliver Marschner is Head of the EM CEF Group based in the London office. Oliver joined CLIM in 2001 as a Research Analyst and has also worked as a Portfolio Manager in the Seattle and Singapore offices. Prior to joining CLIM, Oliver worked for the Bank of New York (Europe) Retail Investments Team and for Chase Fleming Private Wealth Managements. He completed his studies in South Africa where he attained an Honours degree in Bachelor of Commerce (Management Accounting) at the University of Stellenbosch. Oliver has passed the Investment Management Certificate (IMC).

Mr. Jeff Gill is a Portfolio Manager based in the Philadelphia office. Jeff joined CLIM in 2004 as a Research Analyst and has also worked as a Portfolio Manager in the London and Singapore offices. Jeff graduated with a Bachelor of Arts in Management Information Systems (with distinction) from Eastern University and passed the Investment Management Certificate (IMC).

Mr. Christopher Weaver is a Portfolio Manager based in the London office. Chris joined CLIM in 1998 as a Research Analyst and has also worked as a Portfolio Manager in the Dubai and Singapore offices. Prior to joining CLIM, Chris spent two and a half years working in the international research department of Daishin Securities Ltd. in Seoul, South Korea. He became fluent in the Korean language after graduating from Yonsei University Korean Language Institute with a diploma in Korean Language. He holds a BA (Hons) in Economics from the University of Portsmouth, and is a CFA Charterholder.

Insight North America LLC ("Insight"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY") under common control with Mellon Investments Corporation ("Mellon"), serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Insight is located at 200 Park Avenue, New York, NY 10166. As of June 30, 2025, Insight had assets under management totaling approximately $130.0 billion.

For its services to The Intermediate Term Municipal Bond Portfolio, Insight receives a fee, at the annual rate of 0.25% for the first $100 million of the "Combined Assets" of that portion of the Portfolio allocated to Insight and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Insight's fee for the Portfolio, the term "Combined Assets" shall mean the consolidated total amount of the municipal securities strategy assets managed by Insight in The Intermediate Term Municipal Bond Portfolio and certain other similar assets managed by Insight for clients of Hirtle Callaghan and Co., LLC. During the fiscal year ended June 30, 2025, Insight (then Mellon) received a fee of 0.16% of the Portfolio's average daily net assets.

Day-to-day investment decisions for The Intermediate Term Municipal Bond Portfolio are the responsibility of Daniel Marques, CFA. Mr. Marques is a Director and a Senior Portfolio Manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond portfolios for institutional, high net worth and mutual fund clients. Dan is also a leader of sustainability and

Specialist Manager Guide (continued)

ESG integration for US municipal bond portfolios and a lead portfolio manager for the US Municipal ESG strategy. Dan also provides municipal market analysis and performance attribution commentary for the team. He has been with Mellon/Insight since 2000. Dan earned an MBA from Nichols College and a BS from the University of Massachusetts. He holds the CFA® designation and is a member of the CFA Institute.

Mellon Investments Corporation ("Mellon"), formerly BNY Mellon Asset Management North America Corporation, is a wholly-owned indirect subsidiary of BNY and is headquartered at 500 Ross Street, Pittsburgh, PA 15258. Mellon serves as a Specialist Manager for The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio.

For its services to The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio (the "Portfolios"), Mellon receives a fee from each Portfolio, calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, so long as the aggregate assets allocated to Mellon ("Combined Mellon Assets" as defined below) exceed $2 billion, at the following annual rate of: 0.04% of assets committed to Mellon's Index Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.065%); 0.065% of the assets committed to Mellon's Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.075%). The term "Combined Mellon Assets" means the sum of: (a) the net assets of the Portfolios, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the "Trust Portfolios") managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios. To the extent assets were allocated to a particular Mellon strategy, Mellon received, during the fiscal year ended June 30, 2025, the following fees as a percentage of the average daily net assets for each respective Portfolio's strategy: The Institutional U.S. Equity Portfolio's Index Strategy, 0.04% (Mellon was not allocated assets of each of the other Portfolios with respect to its applicable strategy).

For its services to the ESG Growth Portfolio and Catholic SRI Growth Portfolio, Mellon receives a fee of 0.10% of the average daily net assets of that portion of the assets of each Portfolio managed by it. During the fiscal year ended June 30, 2025, Mellon received a fee of 0.10% of the assets of each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio respectively, allocated to Mellon.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Mellon receives a fee from each Portfolio with respect to Mellon's Emerging Markets Strategy, Developed Index Strategy and Developed Factor Strategy, calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it. For assets allocated to an Emerging Markets Strategy (the "EM Account"), so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of the EM Account. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15% for those assets allocated to emerging markets strategies. For assets allocated to a Developed Index Strategy (the "Index Account"), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.05% of the average daily net assets of the Index Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Index Account at an annual rate of 0.06%. For assets allocated to a Developed Factor Strategy (the "Factor Account"), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.075% of the average daily net assets of the Factor Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at an annual rate of 0.085%. The term "Combined Assets" means the sum of: (a) the net assets of The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and the Emerging Markets Portfolio of the Trust (collectively the "Trust Portfolios") managed by the Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in Trust Portfolios. During the fiscal year ended June 30, 2025, Mellon was not allocated any assets of The International Equity Portfolio.

Specialist Manager Guide (continued)

For its passive managed strategy services to The Emerging Markets Portfolio, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%. During the fiscal year ended June 30, 2025, Mellon received fees of 0.13% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to Mellon.

For its services to The Core Fixed Income Portfolio (for assets allocated to government and mortgage/asset backed securities strategies), The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.06%. During the fiscal year ended June 30, 2025, Mellon received fees of 0.06% of the average daily net assets for each portion of The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio allocated to Mellon.

For its services to The Core Fixed Income Portfolio (for assets allocated to corporate securities strategies) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.15% of that portion of each Portfolio dedicated to investments in U.S. corporate fixed income securities. During the fiscal year ended June 30, 2025, Mellon was not allocated any assets (with respect to corporate securities strategies) of The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio.

For its services to The Corporate Opportunities Portfolio, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.25%. During the fiscal year ended June 30, 2025, Mellon was not allocated any assets of The Corporate Opportunities Portfolio.

The Portfolio Managers for the U.S. Equity Portfolio (the Index Strategy), Institutional U.S. Equity Portfolio (the Index Strategy), International Equity Portfolio (the Developed Index Strategy and Developed Factor Strategy) and Institutional International Equity Portfolio (the Developed Index Strategy and Developed Factor Strategy) are Marlene Walker Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll. The Portfolio Managers for the ESG Growth and Catholic SRI Growth Portfolios are Marlene Walker Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll. The Portfolio Managers for The International Equity Portfolio, The Institutional International Equity Portfolio and, with respect to the passively managed assets of, The Emerging Markets Portfolio, regarding the portions of such Portfolios allocated to Mellon, are Marlene Walker Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll.

David France, CFA is a Senior Vice President and Senior Portfolio Manager responsible for managing domestic and international equity indexing portfolios. He has been in the investment industry since 1995. Before joining the firm in 2009, Mr. France was an investment advisor with PNC Wealth Management where he developed, communicated and executed tailored investment solutions for clients. Prior to that, he was an investment analyst with Greycourt, an independent advisory firm serving wealthy families and selected institutions. His previous roles include various fixed income and equity support positions at T. Rowe Price. Mr. France holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh. He earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University.

Todd Frysinger, CFA is a Senior Vice President and Senior Portfolio Manager responsible for managing domestic and international equity indexing portfolios. Prior to joining the firm in 2007, he served as assistant portfolio manager for Mellon Financial Corporation's corporate treasury, managing the fixed income investment portfolio. Mr. Frysinger holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh. He earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College.

Vlasta Sheremeta, CFA is a Senior Vice President and Senior Portfolio Manager responsible for managing domestic and international equity indexing portfolios. She has been in the investment industry since 2010. Prior to joining the firm in 2011, Ms. Sheremeta worked as a treasury operations analyst at BNY. She earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. Ms. Sheremeta holds the CFA® designation, and is a member of CFA Institute and CFA Society Pittsburgh.

Marlene Walker Smith is a Senior Director and Chief Investment Officer. She leads the team of equity and fixed income index portfolio managers managing U.S. and non-U.S. index portfolios. She is responsible for the refinement and implementation of the entire index portfolio management process. Previously, Marlene served as the Head of Equity Portfolio Management, responsible for U.S. and non-U.S. equity indexing portfolios. Marlene also served as a senior portfolio manager within the equity index

Specialist Manager Guide (continued)

team, and prior to joining the equity index team, she was an equity trader for the firm. Prior to joining the firm in 1995, she was a trader for Banc One Investment Advisors Corporation and a brokerage services manager for Mid Atlantic Capital Corporation. Ms. Smith has been in the investment industry since 1990. She earned an MBA in finance from the University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College.

Michael Stoll is a Senior Vice President and Senior Portfolio Manager responsible for domestic and international equity indexing portfolios. Prior to joining the firm, he was a senior manager in consulting engineering at Northgate. Mr. Stoll earned a BS in civil engineering from the University of California at Irvine, and an MBA and an MS in engineering from the University of California at Berkeley.

Day-to-day investment decisions for the portions of The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio allocated to Mellon are the responsibility of Marlene Walker Smith and Gregg Lee, CFA. Mr. Lee is a Senior Vice President, Senior Portfolio Manager at Mellon with 34 years of finance and investment experience and 34 years at the firm. He earned a B.S. at University of California at Davis. He holds the CFA® designation and is a member of the CFA Institute and CFA Society San Francisco.

Day-to-day investment decisions for the portions of The Corporate Opportunities Portfolio and The U.S. Corporate Fixed Income Securities Portfolio allocated to Mellon are the responsibility of Marlene Walker Smith.

As of June 30, 2025, Mellon had assets under management (AUM) totaling approximately $929.5 billion, which includes overlay strategies.

Parametric Portfolio Associates LLC ("Parametric") serves as Specialist Manager for The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio and The Intermediate Term Municipal Bond Portfolio. Parametric is a wholly owned subsidiary of Morgan Stanley, a publicly held company that is traded on the New York Stock Exchange (NYSE) under the ticker symbol MS, with approximately $1.6 trillion in assets under management. Parametric is a part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. The business address of Parametric is 800 Fifth Ave, Suite 2800, Seattle, WA 98104. As of June 30, 2025, Parametric had approximately $574.02 billion in assets under management.

For its services to The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio related to its Liquidity Strategy, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to Parametric's Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term "Combined Liquidity Assets" means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy.

Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2025, Parametric received fees of 0.081% of the average daily net assets for the portion of The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, respectively, allocated to Parametric's Liquidity Strategy. During the fiscal year ended June 30, 2025, Parametric was not allocated assets of The Catholic SRI Growth Portfolio with respect to the Liquidity Strategy.

Under the terms of the separate Parametric agreements for its Options Overlay Strategy, each of the U.S. Equity, Institutional U.S. Equity, International Equity, Institutional International Equity, Emerging Markets and Corporate Opportunities Portfolios will pay Parametric a flat fee of $5,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy and each of the Core Fixed Income, U.S. Government Fixed Income Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities and Intermediate Term Municipal Bond Portfolios will pay Parametric a flat fee of $4,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy.

Specialist Manager Guide (continued)

Under the terms of separate portfolio management agreements for its Targeted Strategy, for its services to The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below) committed to Parametric's Targeted Strategy. The term "Targeted Strategy Assets" means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. To the extent assets were allocated to the Targeted Strategy, during the fiscal year ended June 30, 2025, Parametric received a fee of 0.05% of the average daily net assets of that portion of The Institutional U.S. Equity Portfolio, allocated to Parametric's Targeted Strategy. During the fiscal year ended June 30, 2025, Parametric received a fee of 0.08% of the average daily net assets of that portion of The Institutional International Equity Portfolio, allocated to Parametric's Targeted Strategy. During the fiscal year ended June 30, 2025, Parametric was not allocated assets of The U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, with respect to the Targeted Strategy.

For its services related to its Tax-Managed Custom Core Strategy to The U.S. Equity Portfolio, The International Equity Portfolio and The Emerging Markets Portfolio (the "Portfolios"), Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Core Assets (as defined below) committed to Parametric's Tax-Managed Custom Core Strategy; 0.09% of the next $250 million of the Combined Tax-Managed Custom Core Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Core Assets; and 0.07% on Combined Tax-Managed Assets over $1 billion. The term "Combined Tax-Managed Custom Core Assets" means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Tax-Managed Custom Core Strategy. If, at the close of business on September 30, 2019, the Combined Assets under this Agreement are less than $500 million, the fee for the first $250 million shall be permanently increased to 0.13% of the first $250 million of the Combined Assets; 0.09% of the next $250 million of the Combined Assets; 0.08% of the next $500 million of the Combined Assets; and 0.07% of the Combined Assets over $1 billion. To the extent assets were allocated to the Tax-Managed Custom Core Strategy, during the fiscal year ended June 30, 2025, Parametric received fees of 0.08% of the average daily net assets of that portion of each of The U.S. Equity Portfolio and The International Equity Portfolio. During the fiscal year ended June 30, 2025, Parametric was not allocated assets of The Emerging Markets Portfolio with respect to Parametric's Tax-Managed Custom Core Strategy.

Mr. Clint Talmo, Mr. Jason Nelson and Mr. Tyler Nowicki are primarily responsible for the day-to-day management of the portion of each applicable Portfolio's assets allocated to Parametric for investment in its Liquidity Strategy, Options Overlay Strategy and the client directed targeted exposure for the Targeted Strategy. Ms. Jennifer Mihara and Mr. Gordon Wotherspoon are primarily responsible for the active equity model implementation for the Targeted Strategy. Mr. Talmo, CFA, Managing Director – Investment Strategy, leads a team responsible for designing, trading, and managing customized overlay portfolios utilizing a wide spectrum of asset classes across global markets. Mr. Talmo joined Parametric in 2014. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nelson, CFA, Senior Portfolio Manager is responsible for designing, trading, and managing overlay portfolios with an emphasis on ETFs and OTC instruments. Mr. Nelson joined Parametric in 2014. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nowicki, CFA, Portfolio Manager is responsible for designing, trading, and managing overlay portfolios. Mr. Nowicki joined Parametric in 2014. Mr. Nowicki earned a BBA in financial markets-finance from the University of Minnesota Duluth. He is a CFA charterholder and a member of the CFA Society of Minnesota. Ms. Mihara, Head of Equity Fund Management, is responsible for providing oversight to the Centralized Portfolio Management (CPM), Global Equities, and Institutional CPM & Large Case Custom Core Portfolio Management teams. Prior to her current role, Ms. Mihara was responsible for leading the CPM Team. Before joining Parametric in 2005, Ms. Mihara was an investment associate at Merrill Lynch for five years. She earned a B.A. in economics and a minor in mathematics from Colgate University. Mr. Wotherspoon, Managing Director – Head of Equity, is responsible for portfolio management of Parametric's Custom Core Equity product for brokerage and bank-sponsored channels. He has been with Parametric since 2004. He earned an M.B.A and a B.S. in Economics from the University of Washington.

Ms. Mihara, Ms. Xiaozhen Li and Mr. Wortherspoon are primarily responsible for the day-to-day management of the portion of each Portfolio's assets allocated to Parametric for investment in its Tax-Managed Custom Core Strategy. Ms. Li, Director, Private Client Direct Group, leads a team of investment professionals responsible for the US, developed non-US, and global Custom

Specialist Manager Guide (continued)

Core portfolios, primarily serving Parametric's wealth management, family office, and institutional client base. Ms. Li joined Parametric in 2000. She earned a PhD in economics and an MS in physics from the University of Washington.

RhumbLine Advisers Limited Partnership ("RhumbLine") serves as a Specialist Manager for The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio. RhumbLine is a Massachusetts limited partnership with its principal office located at 265 Franklin Street, 21st Floor, Boston, MA 02110 and is an employee-owned firm. RhumbLine has been registered with the SEC as an investment adviser since 1990. As of June 30, 2025, RhumbLine had approximately $129.2 billion in assets under management.

For its services to The Institutional U.S. Equity Portfolio, RhumbLine is compensated at an annual rate of 0.04% of the average net assets of the Portfolio. For its services to The Institutional International Equity Portfolio, RhumbLine is compensated at an annual rate of 0.05% of the average net assets of the Portfolio. For its services to The Emerging Markets Portfolio, RhumbLine is compensated at an annual rate of 0.15% of the average net assets of the Portfolio. During the fiscal year ended June 30, 2025, RhumbLine was not allocated assets of either The Institutional International Equity Portfolio or The Emerging Markets Portfolio.

The Portfolio Managers of each of The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio are Alex Ryer, CFA, Julie Lee, Jeff Kusmierz, Antonio Ballestas, Andrew Zagarri, CFA and Mark J. Duffy, CFP, CFA.

Alex Ryer, CFA®, FRM®, CAIA®, Chief Investment Officer, Limited Partner, joined RhumbLine in 2016 as Director of Investments and was promoted to Chief Investment Officer in 2017. Alex was also a Senior Portfolio Manager at RhumbLine from 2003-2005. With 25 years of industry experience, Alex is a member of the firm's Investment/Risk and Management Committees. He oversees RhumbLine's investment team and all aspects of portfolio management and trading and is responsible for managing a range of investment portfolios and servicing clients, product development and thought leadership on industry issues and trends. His prior experience includes Senior Equity Research Analyst (Fundamental Active – Quant Alpha Research) at BlackRock; Senior Portfolio Manager (Fundamental Active & Quant Active) at Northern Trust Global Investments; Senior Portfolio Manager at RhumbLine; and Principal/Senior Portfolio Manager (Global Structured Products – Emerging Markets) at State Street Global Advisors. Mr. Ryer is a CFA® charterholder, Certified FRM®, Chartered Alternative Investment Analyst and has an M.B.A. from the University of New Hampshire and B.S. in Electrical Engineering from Bucknell University.

Julie Lee, Senior Portfolio Manager, Limited Partner, joined RhumbLine in 2000 and has served as Portfolio Manager since 2001. She has 28 years of industry experience. Julie is a member of the firm's Investment/Risk Committee and is responsible for managing and trading RhumbLine's client portfolios. Previously Julie was a Portfolio Analyst at RhumbLine. Her prior experience includes Senior Account Administrator at Investors Bank & Trust. Ms. Lee has a Fixed Income Certificate from ICMA Executive Education.

Jeff Kusmierz, Senior Portfolio Manager, Limited Partner, joined RhumbLine in 2005 and has served as Portfolio Manager since 2007. He has 20 years of industry experience. Jeff is a member of the firm's Investment/Risk Committee and is responsible for managing and trading RhumbLine's client portfolios. Previously Jeff was an Investment Intern at RhumbLine. Mr. Kusmierz has an M.B.A. and B.S., cum laude, in Finance from Bentley University.

Antonio J. Ballestas, Portfolio Manager, joined RhumbLine in 2012 and was promoted to Portfolio Manager in 2019. He has 17 years of industry experience. Tony is a member of the firm's Investment/Risk Committee and is responsible for managing and trading RhumbLine's client portfolios. Previously Tony was Assistant Portfolio Manager and Portfolio Analyst in Investment Operations at RhumbLine. His prior experience includes Client Service Specialist and Hedge Fund Accountant at J.P. Morgan. Mr. Ballestas has a B.S. in Business Administration from Bryant University.

Andrew Zagarri, CFA®, Portfolio Manager, joined RhumbLine in 2021 as Portfolio Manager. He has 13 years of industry experience. Andrew is a member of the firm's Investment/Risk Committee and is responsible for managing and trading RhumbLine's client portfolios. His prior experience includes Portfolio Manager (Quantitative Fixed Income) at BNY Mellon Wealth Management; Quantitative Equity Research Analyst and Fixed Income Trader and Analyst at Boston Private Wealth; Bond Trader for Bank of New York Mellon. Mr. Zagarri is a CFA® charterholder and has a B.B.A. in Finance from the University of Massachusetts Amherst.

Mark J. Duffy, CFA®, CFP®, Portfolio Manager, joined RhumbLine in 2025 as Portfolio Manager. He has 13 years of industry experience. Mark is a member of the firm's Investment/Risk Committee and is responsible for managing and trading RhumbLine's client portfolios. His prior experience includes Independent Consultant, Lumora Wealth LLC; Associate Director, Impax Asset Management PLC; Senior ESG Analyst, Invesco LTD; Credit Analyst, Longfellow Investment Management LLC; Credit Intern,

Specialist Manager Guide (continued)

Longfellow Asset Management LLC; Senior Associate, State Street Corporation. Mr. Duffy is a CFP® professional, a CFA® charterholder, has an M.S in Finance from Bentley University, and has a B.A. in Economics from the University of Connecticut.

Wellington Management Company LLP ("Wellington Management") serves as Specialist Manager for The Institutional U.S. Equity Portfolio. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,291 billion in assets.

Bradford D. Stoesser, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of The Institutional U.S. Equity Portfolio since February, 2020. Mr. Stoesser joined Wellington Management as an investment professional in 2005.

For its services to The Institutional U.S. Equity Portfolio, Wellington Management receives from the Portfolio a fee, payable monthly, at an annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets allocated to Wellington Management and 0.65% on assets over $50 million of Combined Assets. Combined Assets shall mean the sum of (a) the net assets of The Institutional U.S. Equity Portfolio allocated to Wellington Management and (b) the net assets for clients of the Adviser managed by Wellington Management within the same strategy. During the fiscal year ended June 30, 2025, Wellington Management received a fee of 0.71% of the average daily net assets of The Institutional U.S. Equity Portfolio.

HC Capital Trust

For More Information:

For more information about any of the Portfolios of HC Capital Trust, please refer to the following documents, each of which is available without charge from the Trust:

Annual and Semi-Annual Reports ("Shareholder Reports"):

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders and in Form N-CSR. In the Trust's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. In Form N-CSR, you will find the Trust's annual and semi-annual financial statements.

Statement of Additional Information ("SAI"):

The SAI provides more detailed information about the Trust, including its operations and the investment policies of its several Portfolios. A description of the Trust's policies and procedures regarding the release of portfolio holdings information is also available in the SAI. It is incorporated by reference into, and is legally considered a part of, this Prospectus.

To obtain copies of Shareholder Reports or the SAI, free of charge:

Contact the Trust at HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor,
West Conshohocken, PA 19428-2970 (or call 800-242-9596)

Other Resources:

Shareholder Reports and the SAI are also available from the SEC's website at http://www.sec.gov or for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, by calling 202-551-8090, or by electronic request to: publicinfo@sec.gov. You can also obtain these items from the Trust's website at http://www.hccapitalsolutions.com.

Investment Company Act File No. 811-08918.

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2025

HC CAPITAL TRUST

FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, 5th FLOOR

WEST CONSHOHOCKEN, PA 19428-2970

This Statement of Additional Information is designed to supplement information contained in the Prospectus relating to HC Capital Trust (“Trust”). The Trust is an open-end, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”). HC Capital Solutions serves as the overall investment adviser to the Trust under the terms of two discretionary investment advisory agreements. It generally oversees the services provided to the Trust. HC Capital Solutions is a separate operating division of Hirtle Callaghan & Co., LLC (the “Adviser”). This document although not a Prospectus, is incorporated by reference in its entirety in the Trust’s Prospectus and should be read in conjunction with the Trust’s Prospectus dated November 1, 2025. A copy of the Prospectus is available by contacting the Trust at (800) 242-9596.

Ticker Symbol
The U.S. Equity Portfolio	HCEGX
The Institutional U.S. Equity Portfolio	HCIGX
The ESG Growth Portfolio	HCESX
The Catholic SRI Growth Portfolio	HCSRX
The International Equity Portfolio	HCIEX
The Institutional International Equity Portfolio	HCINX
The Emerging Markets Portfolio	HCEMX
The Core Fixed Income Portfolio	HCIIX
The Corporate Opportunities Portfolio	HCHYX
The U.S. Government Fixed Income Securities Portfolio	HCUSX
The U.S. Corporate Fixed Income Securities Portfolio	HCXSX
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	HCASX
The Short-Term Municipal Bond Portfolio	HCSBX
The Intermediate Term Municipal Bond Portfolio	HCIMX

This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C. The Trust’s Form N-CSR, as filed on September 4, 2025, which includes the Annual Report to Shareholders dated June 30, 2025 and certain other financial statements and information, accompanies this Statement of Additional Information and is incorporated herein by reference.

The date of this Statement of Additional Information is November 1, 2025

TABLE OF CONTENTS

Statement of Additional Information Heading	Page	Corresponding Prospectus Heading

Management of the Trust	2	Additional Information
Further Information About the Trust’s Investment Policies	17	More Information about Fund Investments and Risks
Investment Restrictions	45	More Information about Fund Investments and Risks
Additional Purchase and Redemption Information	46	Additional Information
Portfolio Transactions and Valuation	47	Additional Information
Additional Information about the Portfolio Managers	50	Specialist Manager Guide
Dividends, Distributions and Taxes	63	Additional Information
History of the Trust and Other Information	70	Additional Information
Proxy Voting	76	N/A
Independent Registered Public Accounting Firm and Financial Statements	87	Financial Highlights
Ratings Appendix	88	N/A

MANAGEMENT OF THE TRUST

GOVERNANCE. The Trust’s Board of Trustees (“Board”) currently consists of five members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board member is referred to as an “Interested Trustee.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner retires, resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for overseeing the management of the business and affairs of the Trust and of each of the Trust’s fourteen separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and oversight of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board may retain new Specialist Managers, or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”

OFFICERS. The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Geoffrey A. Trzepacz Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1975	President	Indefinite; President since 12/11/18	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser. He has been with the Adviser for more than five years.	14

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Director of the Adviser. She has been with the Adviser for more than five years.	14

Andrew Jones Foreside Fund Officer Services, LLC (dba ACA Group) 190 Middle Street Suite 301 Portland, ME 04101 Born: 1994	Chief Compliance Officer	Indefinite; Since 5/15/23	Mr. Jones is currently a Senior Principal Consultant with ACA Group, LLC. He has been with ACA Group, LLC and its predecessor organizations for more than five years.	14

Umar Ehtisham Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1981	Liquidity Risk Officer and Anti Money Laundering Officer	Indefinite; Since 12/01/18	Mr. Ehtisham is currently the Chief Compliance & Risk Officer (CCO) of the Adviser. He has been with the Adviser for more than five years.	14

Dimitrios Spiliakos Citi Fund Services 4400 Easton Commons, Suite 200, Columbus, OH 43219 Born: 1977	Secretary	Indefinite; Since 6/14/22	Mr. Spiliakos is a Vice President with Citi Fund Services Ohio, Inc. since May 2022. Prior to May 2022, he served as a Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc. (03/2015 – 04/2022).	14

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INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
John M. Dyer Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1954	Trustee	Indefinite: Since 6/18/19	Mr. Dyer is currently a Board member of World Wide Technology (technology services) since 2019. Formerly, Board member of Cox Enterprises, Inc. (technology, communications and automotive services) (“Cox”) (2010-2021).	14	EBSCO Industries (diversified business) (11/20 to current)

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	Mr. Kling is Vice Chairman of Dakota, an investments/software company, since January 2023. Prior to December 31, 2022 and for more than the past five years, Mr. Kling was a managing director of CBRE Investment Management, LLC, a registered investment adviser.	14	None

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee Since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the founder and CEO of Seaboard Advisers (consulting services).	14	None

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years. Prior to April 2021 and for more than the past five years, Mr. Wortham served as a director of Oncor Electric Delivery Company LLC.	14	None

INTERESTED TRUSTEE. The following table sets forth certain information about the Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Geoffrey A. Trzepacz ** Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1975	Trustee and President	Indefinite; Since 1/01/19	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser. He has been with the Adviser for more than five years.	14	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

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**	Mr. Trzepacz is considered to be “interested” as a result of his present positions with the Adviser or its affiliates.

Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills. Mr. Williams brings to the Board the experience of a long term business owner, having founded, owned and operated a company that became, during his tenure, the country’s largest distributor of certain industrial equipment, as well as a market leader in pharmaceutical, commercial construction and other business segments. Mr. Williams currently serves as the Board Chairman. Mr. Wortham has over three decades of executive management experience, having served as a Trustee of The Wortham Foundation, a private philanthropic foundation with assets of approximately $196.2 million. He is also a life trustee of the Museum of Fine Arts Houston, serving on the executive, finance, investment and audit committees, and was a director of a large electrical transmission and distribution company. Mr. Dyer brings to the Board more than 40 years’ experience in business, including executive officer responsibilities as Chief Operating Officer, Chief Financial Officer and Chief Executive Officer of, one of the country’s largest communications, media and cable services providers, Cox Communications. Mr. Dyer currently serves on the Board of Cox. The Interested Trustee, Mr. Trzepacz, was Chief Operating Officer (“COO”) for the Americas for Aberdeen Asset Management prior to joining the Hirtle Callaghan organization, and has served as COO for companies affiliated with Hirtle Callaghan & Co., LLC since January, 2018.

COMMITTEES OF THE BOARD OF TRUSTEES. The Board has established three committees to assist the Trustees in fulfilling their oversight responsibilities.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, held no meetings during the fiscal year ended June 30, 2025. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.

The Governance Committee is to periodically review and, as appropriate, make recommendations to the Board regarding matters related to the governance of the Trust. The Governance Committee will, among other things, periodically review the size and composition of the Board, the independence of incumbent Independent Trustees, and the compensation of Board members, as well as oversee the annual Board self-assessment process, which includes a review of the backgrounds, professional experience, qualifications and skills of the Board members. Mr. Kling currently serves as the Governance Committee Chairman. The Governance Committee, whose members consist of all of the Independent Trustees, held two meetings during the fiscal year ended June 30, 2025.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held four meetings during the fiscal year ended June 30, 2025. Mr. Dyer currently serves as the Audit Committee Chairman.

Compliance and Risk Oversight Process. The Trustees’ oversight of the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to accounting matters. To assist the Trustees in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share. The Trustees also receive reports, at least quarterly, as well as an annual assessment of the Trust’s overall compliance program, from the Trust’s Chief Compliance Officer or “CCO.” These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program, including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on the Trust is brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect. Additionally, both the Board and the Audit Committee meet at least annually with the Trust’s independent public accounting firm. As indicated above, the Audit Committee is comprised solely of Independent Trustees. Mr. Williams, an Independent Trustee, has served as Chairman of the Board since March 2017.

COMPENSATION ARRANGEMENTS. Mr. Trzepacz was elected by the Board to serve as an Interested Trustee who is not compensated by the Trust. Effective March 11, 2025 and retroactive for each Independent Trustee to January 1, 2025, the Independent Trustees, are each entitled to receive from the Trust (i) a $110,000 retainer per year, payable quarterly; (ii) $10,000 for each regular or special in-person Board meeting attended (including any such meeting held telephonically or by video conference pursuant to SEC exemptive relief); (iii) $3,000 for each Committee meeting attended (except if two committee meetings are held on the same day, there would be only one $3,000 committee fee payment); and (iv) $2,500 for each special telephonic meeting attended, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with the Trustee’s attendance at such meetings. The Board Chairman receives an additional $25,000 annual fee. The Governance Committee Chairman and the Audit Committee Chairman each receives an additional $10,000 annual fee. The Trust’s officers receive no compensation directly from the Trust for performing the duties of their respective offices. Foreside Fund Officer Services, LLC, dba ACA Group (“Foreside”) makes an employee available to serve as the Trust’s CCO pursuant to a Compliance Services Agreement with the Trust. For the services provided under the agreement, the Trust

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currently pays Foreside $164,000 per annum, plus certain out of pocket expenses. The table below shows the aggregate compensation received from the Trust by each of the Trustees during the fiscal year ending June 30, 2025 (excluding reimbursed expenses).

NAME	AGGREGATE COMPENSATION FROM TRUST	PENSION RETIREMENT BENEFITS FROM TRUST	ESTIMATED BENEFITS UPON RETIREMENT FROM TRUST	TOTAL COMPENSATION FROM TRUST
John M. Dyer	$170,000	none	none	$170,000

Jarrett Burt Kling	$167,500	none	none	$167,500

R. Richard Williams	$177,500	none	none	$177,500

Richard W. Wortham, III	$160,000	none	none	$160,000

Geoffrey A. Trzepacz*	N/A	N/A	N/A	N/A

*	As noted above, Mr. Trzepacz receives no compensation from the Trust as Interested Trustee.

TRUSTEE OWNERSHIP OF SECURITIES OF HC CAPITAL TRUST. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2024 unless indicated otherwise. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family.

	JOHN M. DYER	JARRETT BURT KLING	GEOFFREY A. TRZEPACZ	R. RICHARD WILLIAMS	RICHARD W. WORTHAM, III*
The U.S. Equity Portfolio	a	b	a	e	a
The Institutional U.S. Equity Portfolio	a	a	e	a	a
The ESG Growth Portfolio	a	a	a	a	a
The Catholic SRI Growth Portfolio	a	a	a	a	a
The International Equity Portfolio	a	b	a	e	a
The Institutional International Equity Portfolio	a	a	c	a	a
The Emerging Markets Portfolio	a	a	c	e	a
The Core Fixed Income Portfolio	a	a	a	a	a
The Corporate Opportunities Portfolio	a	a	a	a	a
The U.S. Government Fixed Income Securities Portfolio	a	a	c	a	a
The U.S. Corporate Fixed Income Securities Portfolio	a	a	a	a	a
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	a	a	a	a	a
The Short-Term Municipal Bond Portfolio	a	b	a	e	a
The Intermediate Term Municipal Bond Portfolio	a	b	a	e	a
AGGREGATE DOLLAR RANGE OF TRUST SHARES	a	c	e	e	a

NOTE:

a = None

b = $1—$10,000

c = $10,001—$50,000

d = $50,001—$100,000

e = Over $100,000

*	Mr. Wortham serves as a trustee for the Wortham Foundation which held shares as of December 31, 2024 of over $100,000 collectively in The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

As of October 2, 2025, all of the officers and Trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of the Adviser and shareholders of the Trust.

MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Trust’s Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. In selecting Specialist

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Managers, the Adviser seeks to identify and retain Specialist Managers who have achieved and will continue to achieve strong competitive investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles; (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, each Portfolio except The Short-Term Municipal Bond Portfolio employs the multi-manager structure.

Engagement and Termination of Specialist Managers. The Board, in making decisions with respect to the engagement and/or termination of Specialist Managers, considers the Adviser’s continuing quantitative and qualitative evaluation of the Specialist Managers’ skills and proven abilities in managing assets pursuant to specific investment styles. While strong competitive performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, the Adviser may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager’s firm; (b) acquisition of the Specialist Manager by a third party; (c) change in or departure from investment style; or (d) prolonged poor performance relative to the relevant benchmark index.

The Board’s authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act (“Rule 15a-4”), however, provides for an exception from the provisions of Section 15(a). Rule 15a-4 permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company’s board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time. Additionally, the Trust has received an order from the SEC that exempts the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act under certain circumstances. This order permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The shareholders of each Portfolio have approved this structure. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any new Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust’s multi-manager structure.

Allocation of Assets Among Specialist Managers. The Adviser is responsible for determining the level of assets that will be allocated among the Specialist Managers in those Portfolios that are served by two or more Specialist Managers. The Adviser and the Trust’s officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager’s organization or in connection with the engagement or termination of an additional Specialist Manager for a particular Portfolio.

INVESTMENT MANAGEMENT ARRANGEMENTS. The services provided to the Trust by the Adviser and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.

The HC Capital Agreements. The services provided to the Trust by the Adviser, described above and in the Prospectus, are governed under the terms of two written agreements with the Trust (“HC Capital Agreements”).

Each HC Capital Agreement provides for an initial term of two years. Thereafter, each HC Capital Agreement remains in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. Each of the HC Capital Agreements may be terminated at any time, without penalty, either by the Trust or by the Adviser, upon sixty days written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HC Capital Agreements permit the Trust to use the logos and/or trademarks of the Adviser. In the event, however, that the HC Capital Agreements are terminated, the Adviser has the right to require the Trust to discontinue any references to such logos and/or trademarks and to change the name of the Trust as soon as is reasonably practicable. The HC Capital Agreements further provide that the Adviser will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HC Capital Agreements relate (including any action of any officer of the Adviser or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by the Adviser, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the Adviser.

The dates of the Board and shareholder approvals of the HC Capital Agreements with respect to each Portfolio are set forth as follows:

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MOST RECENT CONTRACT APPROVAL
AGREEMENT RELATING TO:	SHAREHOLDERS	BOARD
The U.S. Equity Portfolio	December 27, 2006	March 11, 2025
The Institutional U.S. Equity Portfolio	August 8, 2008	March 11, 2025
The ESG Growth Portfolio	July 13, 2015	March 11, 2025
The Catholic SRI Growth Portfolio	January 4, 2016	March 11, 2025
The International Equity Portfolio	December 27, 2006	March 11, 2025
The Institutional International Equity Portfolio	November 20, 2009	March 11, 2025
The Emerging Markets Portfolio	December 10, 2009	March 11, 2025
The Core Fixed Income Portfolio	December 27, 2006	March 11, 2025
The Corporate Opportunities Portfolio	December 27, 2006	March 11, 2025
The U.S. Government Fixed Income Securities Portfolio	November 22, 2010	March 11, 2025
The U.S. Corporate Fixed Income Securities Portfolio	November 22, 2010	March 11, 2025
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	November 22, 2010	March 11, 2025
The Short-Term Municipal Bond Portfolio	December 27, 2006	March 11, 2025
The Intermediate Term Municipal Bond Portfolio	December 27, 2006	March 11, 2025

Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a “Portfolio Management Contract”) between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to oversight by the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time to time, allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days’ written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are listed on the following pages:

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD

The U.S. Equity Portfolio	Mellon Investments Corporation (“Mellon”)**	August 2, 2013	August 2, 2013	September 23, 2025
	Parametric Portfolio Associates LLC (“Parametric”)—Liquidity Strategy***†	March 19, 2015	Not Applicable	March 11, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	March 11, 2025
	Parametric—Tax-Managed Custom Core Strategy***†	March 13, 2018	Not Applicable	March 11, 2025

The Institutional U.S.	Mellon**	August 2, 2013	August 2, 2013	September 23, 2025
Equity Portfolio	Parametric—Liquidity Strategy***†	March 19, 2015	Not Applicable	March 11, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	March 11, 2025

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PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
	Wellington Management Company LLP (“Wellington Management”)	February 11, 2020	February 11, 2020	September 23, 2025
	RhumbLine Advisers Limited Partnership (“RhumbLine”)***	August 18, 2022	Not Applicable	September 23, 2025

The ESG Growth Portfolio	Agincourt Capital Management, LLC (“Agincourt”)***	July 13, 2015	Not Applicable	March 11, 2025
	Mellon**	July 13, 2015	Not Applicable	September 23, 2025
	Parametric—Liquidity Strategy***†	July 13, 2015	Not Applicable	March 11, 2025
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	March 11, 2025

The Catholic SRI Growth Portfolio	Agincourt*** Mellon**	January 4, 2016 January 4, 2016	Not Applicable Not Applicable	March 11, 2025 September 23, 2025
	Parametric—Liquidity Strategy***†	January 4, 2016	Not Applicable	March 11, 2025
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	March 11, 2025

The International Equity Portfolio	Mellon**	August 2, 2013	August 2, 2013	September 23, 2025
	City of London Investment Management Company Limited (“CLIM”)	January 23, 2015	January 23, 2015	March 11, 2025
	Parametric—Liquidity Strategy***†	March 10, 2015	Not Applicable	March 11, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	March 11, 2025
	Parametric—Tax-Managed Custom Core Strategy***†	March 13, 2018	Not Applicable	March 11, 2025

The Institutional International Equity Portfolio	Mellon** CLIM	August 2, 2013 January 23, 2015	August 2, 2013 January 23, 2015	September 23, 2025 March 11, 2025
	Parametric—Liquidity Strategy***†	March 10, 2015	Not Applicable	March 11, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	March 11, 2025
	RhumbLine***	August 18, 2022	Not Applicable	September 23, 2025

The Emerging Markets Portfolio	Mellon**	August 2, 2013	August 2, 2013	September 23, 2025
	CLIM	January 23, 2015	January 23, 2015	March 11, 2025
	Parametric—Liquidity Strategy***†	March 10, 2015	Not Applicable	March 11, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	March 11, 2025
	Parametric—Tax-Managed Custom Core Strategy***†	March 13, 2018	Not applicable	March 11, 2025
	RhumbLine***	December 12, 2024	Not Applicable	September 23, 2025

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PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Core Fixed Income Portfolio	Mellon**	December 6, 2010	November 30, 2010	September 23, 2025
	Agincourt***	March 10, 2015	Not Applicable	March 11, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025

The Corporate Opportunities Portfolio	Mellon** CLIM	August 22, 2013 November 3, 2014	Not Applicable January 23, 2015***	September 23, 2025 March 11, 2025
	Parametric—Liquidity Strategy***†	March 10, 2015	Not Applicable	March 11, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	March 11, 2025

The U.S. Government Fixed Income Securities Portfolio	Mellon** Parametric—Options Overlay Strategy†	December 6, 2010 February 5, 2021	November 22, 2010 February 5, 2021	September 23, 2025 March 11, 2025

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt*** Mellon**	March 10, 2015 August 22, 2013	Not Applicable Not Applicable	March 11, 2025 September 23, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon** Parametric—Options Overlay Strategy†	January 8, 2013 February 5, 2021	Not Applicable February 5, 2021	September 23, 2025 March 11, 2025

The Short-Term Municipal Bond Portfolio	Breckinridge Capital Advisors, Inc. (“Breckinridge”)	March 1, 2006	February 28, 2006	March 11, 2025

The Intermediate Term Municipal Bond Portfolio	Insight North America LLC (Insight)††	December 5, 2008	February 6, 2009	March 11, 2025
	Breckinridge***	December 15, 2020	December 15, 2020	March 11, 2025
	CLIM****	June 12, 2018	July 27, 2018	March 11, 2025
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	March 11, 2025

*	Prior to January 23, 2015 and in reliance on Rule 15a-4, the Trust had entered into an Interim Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On January 23, 2015, shareholders of the Portfolio approved a final Portfolio Management Agreement having identical terms as those of the Interim Portfolio Management agreement dated November 3, 2014.
**	Effective January 2, 2019, BNY Mellon Asset Management North America Corporation changed its name to Mellon Investments Corporation. Prior to February 1, 2018, BNY Mellon AMNA was formerly known as Mellon Capital Management Corporation (“Mellon Capital”) which reorganized to combine and include two other BNY Mellon-Affiliated Specialist Managers, Standish Mellon Asset Management Company, LLC (“Standish”) and The Boston Company Asset Management LLC (“TBCAM”) (the “BNY Mellon Reorganization”). Prior to the BNY Mellon Reorganization, (i) TBCAM served as a Specialist Manager for the portion of The Emerging Markets Portfolio allocated to TBCAM and (ii) Standish served as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Effective September 1, 2021, with respect to The Intermediate Term Municipal Bond Portfolio, the Specialist Manager responsibilities changed from Mellon Investments Corporation to Insight North America LLC.
***	In reliance on an order issued by the SEC, the Trust entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio.
****	In reliance on an order issued by the SEC, the Trust entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On July 27, 2018, shareholders of the Portfolio approved an amendment to the Portfolio Management Agreement.
†	The Portfolio entered into the Portfolio Management Agreement with Parametric, as Specialist Manager on March 1, 2021 following a change of control of Parametric.

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††	The Portfolio entered into a new Portfolio Management Agreement with Insight on September 1, 2021, following a corporate re-structuring of Mellon that transferred certain responsibilities, staff and resources to Insight, a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

INVESTMENT MANAGEMENT FEES: Effective September 18, 2023, the Adviser does not receive a fee for its services to the Trust. Prior to that date, the Adviser received management fees calculated at an annual rate of 0.05% of each of the Portfolio’s average daily net assets. The following table sets forth the management fees received by the Adviser from each of the Portfolios for services rendered during the periods indicated (amounts in thousands).

	FISCAL YEAR ENDED June 30, 2025	FISCAL YEAR ENDED June 30, 2024	FISCAL YEAR ENDED June 30, 2023
The U.S. Equity Portfolio	$—	$—	$369
The Institutional U.S. Equity Portfolio	$—	$—	$1,269
The ESG Growth Portfolio	$—	$—	$76
The Catholic SRI Growth Portfolio	$—	$—	$13
The International Equity Portfolio	$—	$—	$264
The Institutional International Equity Portfolio	$—	$—	$329
The Emerging Markets Portfolio	$—	$—	$356
The Core Fixed Income Portfolio	$—	$—	$34
The Corporate Opportunities Portfolio	$—	$—	$118
The U.S. Government Fixed Income Securities Portfolio	$—	$—	$463
The U.S. Corporate Fixed Income Securities Portfolio	$—	$—	$131
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$—	$—	$109
The Short-Term Municipal Bond Portfolio	$—	$—	$47
The Intermediate Term Municipal Bond Portfolio	$—	$—	$195

SPECIALIST MANAGER FEES. In addition to the fees paid by the Trust to the Adviser, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectus. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers for services rendered during each of the Trust’s last three fiscal years (amounts in thousands):

PORTFOLIO	SPECIALIST MANAGER		2025		2024		2023
The U.S. Equity Portfolio	Mellon(1)		$—		$—		$—
	Parametric(2)		$1,415		$600		$475
	Echo Street Capital Management LLC (“Echo Street”)(3)		$—		$—		$—
	Monashee Investment Management LLC (“Monashee”)(4)	$	**	$	**		$—
	Jennison Associates LLC (“Jennison”)(5)		$—		$449		$449

The Institutional U.S. Equity Portfolio	Jennison(5)		$—		$225		$231
	Mellon(1)		$652		$678		$623
	Parametric(2)		$395		$138		$443
	Echo Street(3)		$—		$978		$1,859
	Wellington Management(6)		$565		$493		$480
	RhumbLine(7)		$165		$136		$8
	Monashee(4)		$1,320		$1,100		$—

The ESG Growth Portfolio	Agincourt(8)	$	**	$	**	$	**

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PORTFOLIO	SPECIALIST MANAGER		2025		2024		2023
	Mellon(1)		$169		$185		$123
	Parametric(2)		$15		$9		$10
	RBC Global Asset Management (UK) Limited (“RBC GAM”)(9)		$—		$23		$154

The Catholic SRI Growth Portfolio	Agincourt(8)	$	**	$	**	$	**
	Mellon(1)		$42		$31		$25
	Parametric(2)	$	**	$	**	$	**

The International Equity Portfolio	Mellon(1)	$	**	$	**	$	**
	CLIM(10)	$	**	$	**	$	**
	Parametric(2)		$423		$451		$491
	Monashee(4)		$205		$187		$—

The Institutional International Equity Portfolio	Mellon(1)		$267		$259		$242
	CLIM(10)		$1,110		$913		$836
	Parametric(2)		$139		$122		$109
	RhumbLine(7)	$	**	$	**	$	**
	Monashee(4)		$349		$320		$—

The Emerging Markets Portfolio	Mellon (Active)(1)		$—		$—		$—
	Mellon(Passive)(1)		$595		$754		$785
	CLIM(10)		$605	$	**	$	**
	Parametric(2)		$75		$65		$104
	RhumbLine(7)		$—		$—		$—
	XY Investments (HK) Ltd (“XY Investments”)(11)		$—		$209		$533
	Monashee(4)		$323		$289		$—

The Core Fixed Income Portfolio	Mellon(1)		$20		$19		$18
	Agincourt(8)		$11		$10		$11
	Parametric(2)		$48		$54		$45

The Corporate Opportunities Portfolio	Mellon(1)	$	**	$	**	$	**
	CLIM(10)		$78		$213		$221
	Parametric(2)		$212		$132		$122
	Monashee(4)	$	**	$	**		$—

The U.S. Government Fixed Income Securities Portfolio	Mellon(1)		$288		$266		$274
	Parametric(2)		$48		$54		$54

The U.S. Corporate Fixed Income Securities Portfolio	Mellon(1)		$—		$—		$—
	Agincourt(8)		$169		$174		$178
	Parametric(2)		$46		$54		$37

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon(1)		$117		$116		$116
	Parametric(2)		$54		$19	$	**

The Short-Term Municipal Bond Portfolio	Breckinridge(12)		$86		$85		$117

The Intermediate Term Municipal Bond Portfolio	Insight(13)		$592		$724		$611
	CLIM(10)		$293		$137		$1
	Breckinridge(12)		$53		$59		$1
	Parametric(2)	$	**	$	**	$	**

**	The Specialist Manager was under contract but did not provide any portfolio management services to the Portfolio during the period.

11

(1)	Effective December 11, 2018, for its services to The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio (the “Portfolios”), Mellon receives a fee from each Portfolio, calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, so long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, at the following annual rate of: 0.04% of assets committed to Mellon’s Index Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.065%); 0.065% of the assets committed to Mellon’s Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.075%); and, with respect to The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio, 0.08% of the assets committed to Mellon’s U.S. Multi-Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.010%). The term “Combined Mellon Assets” means the sum of: (a) the net assets of the Portfolios, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios. Prior to December 11, 2018, Mellon received a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. If such aggregate assets had fallen below $2 billion, the fee would have been calculated at an annual rate of 0.075%. Effective August 23, 2021, the Mellon Factor and U.S. Multi-Factor Strategies were discontinued.

For its services to each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, effective December 11, 2019, Mellon receives a fee of 0.10% of the average daily net assets of that portion of the assets of each Portfolio managed by it. Prior to December 11, 2019, Mellon received a fee of 0.16% of the average daily net assets of that portion of the assets of each Portfolio managed by it; however, this fee was being voluntarily waived to 0.10% of the average daily net assets of that portion of the assets of each Portfolio managed by Mellon. Prior to June 23, 2018, for its services to each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, Mellon received, effective December 5, 2017 for The Catholic SRI Growth Portfolio, a fee calculated based on the average daily net assets of that portion of the assets of each Portfolio managed by it based on the asset class in which assets of the account are invested, as set forth below. In each case, the annual rate set forth is applied to the average daily net assets of that portion of each Portfolio’s assets allocated to the designated asset class (“Designated Assets”): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets for the first 36 months of The ESG Growth Portfolio’s operations following June 23, 2015 and for the first 36 months of The Catholic SRI Growth Portfolio’s operations following December 15, 2015 (each the “Effective Date”, respectively), and, after The ESG Growth Portfolio’s third anniversary and The Catholic SRI Growth Portfolio’s third anniversary of the Effective Date, (i) at the rate of 0.12% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and (ii) at the rate of 0.09% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets for the first 36 months of The ESG Growth Portfolio’s operations following June 23, 2015 and for the first 36 months of The Catholic SRI Growth Portfolio’s operations following December 15, 2015 (each the “Effective Date”, respectively), and, after The ESG Growth Portfolio’s third anniversary and The Catholic SRI Growth Portfolio’s third anniversary of the Effective Date, (i) at the rate of 0.20% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and (ii) at the rate of 0.14% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Provided that, in each case of Domestic Large Cap Equity Securities and Developed Markets International Equity Securities, that an adjustment in the rate at which the fee is computed will be implemented: (i) on the first business day of the calendar quarter following the date on which the value of Designated Assets crosses the breakpoints set forth in the above schedule; and (ii) in the case of an increase in the rate at which the fee is computed, such increase will only be implemented in the event that the change in the net asset value of the Designated Assets is the result of net withdrawals or net redemptions from the Account during the prior quarter. Domestic Small and Mid-Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets. Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Mellon receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15% for those assets allocated to emerging markets strategies. Effective June 16, 2020, for its services to The International Equity Portfolio and The Institutional International Equity Portfolio with respect to the Developed Index Strategy and the Developed Factor Strategy, Mellon receives a fee from each Portfolio calculated at the annual rate of 0.05% of the average daily net assets managed in accordance with the Developed Index Strategy and the annual rate of 0.075% of the average daily net assets managed in accordance with the Developed Factor Strategy, provided in each case Combined Assets (defined below) exceed $2 billion. If Combined Assets are $2 billion or less, then such annual rates shall be of 0.06% for assets allocated to the Developed Index Strategy and 0.085% for assets managed in accordance with the Developed Factor Strategy. “Combined Assets” means the sum of: (a) the net assets of The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and the Emerging Markets Portfolio of the Trust

12

(collectively the “Trust Portfolios”) managed by the Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in Trust Portfolios . Prior to June 16, 2020, the Developed Index Strategy and Developed Factor Strategy assets were combined in the Developed Strategy account for which Mellon received a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10%.(over $2 billion) and 0.11% ($2 billion or less.)

For its services to The Emerging Markets Portfolio, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%.

For its services to The Core Fixed Income Portfolio (US Government and US Mortgage/Asset Backed sleeves), The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.06%. For its services to The Core Fixed Income Portfolio (US Corporate sleeve) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.15%. For its services to The Corporate Opportunities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%.

For its services to The Intermediate Term Municipal Bond Portfolio, Insight North America LLC (Insight) is, and its predecessor, prior to September 1, 2021, Mellon was, compensated at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Mellon/Insight and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Mellon’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Mellon/Insight in The Intermediate Term Municipal Bond Portfolio and certain other assets managed by Mellon/Insight for clients of Hirtle Callaghan and Co., LLC.

(2)

For its services related to its Liquidity Strategy for The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also be entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. As of June 16, 2020, the Portfolio Management Contract between Parametric and the Trust with respect to the Defensive Strategy was terminated. Prior to termination, for its services related to its Defensive Equity Strategy for The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio, Parametric was entitled to receive a separate fee at the annual rate of 0.35% of the first $50 million of the Combined Defensive Assets committed to the Defensive Equity Strategy and 0.25% on Combined Defensive Assets committed to the Defensive Equity Strategy over $50 million. Combined Defensive Assets means the sum of the net assets of that portion of each of The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio allocated to Parametric from time-to-time for investment using the Defensive Equity Strategy. Under the terms of separate portfolio management agreements, for its services related to its Targeted Strategy for The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, Parametric is also entitled to receive a separate fee at the annual rate of 0.05% of the Targeted Strategy Assets committed to the Targeted Strategy. Targeted Strategy Assets means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time for investment using the Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year per Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets.

Under the terms of separate portfolio management agreements, for its services related to its Tax-Managed Custom Core Strategy for The U.S. Equity Portfolio, The International Equity Portfolio and The Emerging Markets Portfolio, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Core Assets (as defined below) committed to Parametric’s Tax-Managed Custom Core Strategy; 0.09% of the next $250 million of the Combined Tax-Managed Custom Core Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Core Assets; and 0.07% on Combined Tax-Managed Assets over $1 billion. If, at the close of business on September 30, 2019, the Combined Assets under this Agreement are less than $500 million, the fee for the first $250 million shall be permanently increased to 0.13% of the first $250 million of the Combined Assets; 0.09% of the next $250 million of the Combined Assets; 0.08% of the next $500 million of the Combined Assets; and 0.07% of the Combined Assets over $1 billion. Parametric did not manage assets in the Tax-Managed Custom Core

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Strategy for any of these Portfolios during the periods shown in the table. Prior to January 20, 2021, for its services, with respect to the RAFI US Multi-Factor Strategy, for The Institutional U.S. Equity Portfolio (the “Portfolio”), Parametric received a fee from Pacific Investment Management Company LLC (“PIMCO”) pursuant to a Sub-adviser agreement between Parametric and PIMCO which was terminated January 20, 2021.

Under the terms of the separate Parametric agreements for its Options Overlay Strategy, each of the U.S. Equity, Institutional U.S. Equity, International Equity, Institutional International Equity, Emerging Markets and Corporate Opportunities Portfolios will pay Parametric a flat fee of $5,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy and each of the Core Fixed Income, U.S. Government Fixed Income Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities and Intermediate Term Municipal Bond Portfolios will pay Parametric a flat fee of $4,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy.

(3)

Effective January 12, 2024, Echo Street no longer serves as a Specialist Manager for The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio. Prior to January 12, 2024, for its services with respect to the portion of each Portfolio allocated to Echo Street from time to time, Echo Street received, effective March 12, 2021, from each Portfolio a fee at the annual rate of 0.85% on the first $50 million of Combined Assets; 0.70% on the next $50 million; 0.60% on the next $100 million of Combined Assets; and 0.55% on Combined Assets in excess of $200 million. Prior to March 12, 2021, Echo Street received from each Portfolio a fee based on the average daily net asset value of that portion of the respective Portfolio’s assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million. “Combined Assets” means the sum of the net assets of that portion of each of the Institutional U.S. Equity and U.S. Equity Portfolios allocated to Echo Street from time-to-time.

(4)

The Portfolio Management Contracts between Monashee and the Trust with respect to each of The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio were terminated effective June 10, 2025. Prior to June 10, 2025, for its services to The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, Monashee was compensated for its services to each Portfolio at an annual rate of 0.45% on the first $250,000 of total Outside Assets (see the Specialist Manager section of the Prospectus for the definition of total Outside Assets); 0.40% if the total Outside Assets are between $250,000,000 - $499,999,999; 0.35% if the total Outside Assets are between $500,000,000 - $749,999,999; 0.30% if the total Outside Assets are between $750,000,000 – $999,999,999; 0.20% if the total Outside Assets are between $1,000,000,000 – $1,999,999,999; and 0.10% if the total Outside Assets are equal to or exceed $2,000,000,000. Monashee became a Specialist Manager and began providing investment management services to The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio on August 17, 2023.

(5)

The Portfolio Management Contract between Jennison and the Trust with respect to each of The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio was terminated effective June 30, 3024. Prior to June 30, 2024, for its services to The U.S. Equity and The Institutional U.S. Equity Portfolios, Jennison was compensated for its services to each Portfolio at an annual rate of 0.75% on the first $10 million of Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets), 0.50% on the next $30 million of such Combined Assets; 0.35% of the next $25 million of such Combined Assets; 0.25% on the next $335 million of such Combined Assets; 0.22% of the next $600 million of such Combined Assets; 0.20% on the next $4 billion of such Combined Assets; and 0.25% on the balance of such Combined Assets; subject to a maximum annual fee of 0.30% of the average daily net assets of the portion of the Portfolios allocated to Jennison.

(6)

For its services to The Institutional U.S. Equity Portfolio, Wellington Management is compensated at an annual rate of 0.75% on the first $50 million of the average daily net Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets) and 0.65% on Combined Assets over $50 million.

(7)

For its services to The Institutional U.S. Equity Portfolio, RhumbLine is compensated at an annual rate of 0.04% of the average net assets of the Portfolio. For its services to The Institutional International Equity Portfolio, RhumbLine is compensated at an annual rate of 0.05% of the average net assets of the Portfolio. For its services to The Emerging Markets Portfolio, RhumbLine is compensated at an annual rate of 0.15% of the average daily net assets of the Portfolio. RhumbLine became a Specialist Manager and began providing investment management services to The Institutional U.S. Equity Portfolio and The Institutional International Equity Portfolio on August 18, 2022. RhumbLine became a Specialist Manager and began providing investment management services to The Emerging Markets Portfolio on December 12, 2024.

(8)

For its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio, Agincourt is compensated at an annual rate of 0.08% of the average daily net assets of that portion of each Portfolio that is managed by Agincourt. For its services to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, Agincourt is compensated at an annual rate of 0.12% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.

(9)	The Portfolio Management Contract between RBC GAM and the Trust with respect to The ESG Growth Portfolio was terminated effective December 31, 2023. Prior to December 31, 2023, for its services with respect to the portion of The ESG

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Growth Portfolio allocated to RBC GAM from time to time, RBC GAM received a fee calculated at an annual rate of 0.55% the first $50 million of the average daily net assets of The ESG Growth Portfolio; 0.50% of the next $50 million; and 0.45% of the average daily net assets in excess of $100 million.
(10)

For its services to The Corporate Opportunities Portfolio, CLIM is compensated at an annual rate of 0.45% of the average net assets of the Portfolio assigned to CLIM.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, CLIM receives a fee from each Portfolio at the annual rate, calculated daily and payable monthly, of 0.80% for the first $50 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM and 0.40% of those Combined Assets (as defined below) exceeding $50 million. For the purposes of computing CLIM’s fee for these Portfolios, the term “Combined Assets” shall mean the average daily net assets managed by CLIM in each of The International Equity Portfolio and The Institutional International Equity Portfolio and the net assets invested in the same strategy as these Portfolios that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

For its services to The Emerging Markets Portfolio, CLIM receives a fee from the Portfolio at the annual rate, calculated daily and payable monthly, of 1.00% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM, 0.80% of those Combined Assets (as defined below) over $100 million to $200 million, and 0.50% of those “Combined Assets” over $200 million. For the purposes of computing CLIM’s fee for this Portfolio, the term “Combined Assets” shall mean the sum of the average daily net assets managed by CLIM in The Emerging Markets Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

For its services to The Intermediate Term Municipal Bond Portfolio, CLIM is compensated at the annual rate, calculated daily and payable monthly, of 0.45%. Prior to July 27, 2018, CLIM received a fee of 0.25% for the first $100 million of the assets of that portion of the Portfolio allocated to CLIM and 0.15% of those assets exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily net assets of the Portfolio. CLIM became a Specialist Manager and began providing investment management services to The Intermediate Term Municipal Bond Portfolio on June 13, 2018.

(11)

Effective February 11, 2024, XY Investments no longer serves as a Specialist Manager for The Emerging Markets Portfolio. Prior to February 11, 2024, for its services with respect to the portion of The Emerging Markets Portfolio allocated to XY Investments from time to time, XY Investments received a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at the annual rate of 1.00%. The annual rate shall be reduced to 0.90% once the assets under management with respect to XY Investments’ (and its affiliates) Offshore Strategy exceeds $2 billion.

(12)

For its services to The Intermediate Term Municipal Bond Portfolio and The Short Term Municipal Bond Portfolio, Breckinridge is compensated at an annual rate of 0.125% of the average net assets of each Portfolio. Breckinridge became a Specialist Manager and began providing investment management services to The Intermediate Term Municipal Bond Portfolio on December 15, 2020.

(13)	For its services to The Intermediate Term Municipal Bond Portfolio, Insight is compensated at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Insight and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Insight’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Insight in each Intermediate Term Municipal Bond Portfolio and certain other assets managed by Insight for clients of Hirtle Callaghan and Co., LLC. Insight became a Specialist Manager to the Intermediate Term Municipal Bond Portfolio and assumed investment management responsibilities from Mellon on September 1, 2021.

ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. Citi Fund Services Ohio, Inc. (“Citi”), 4400 Easton Commons, Suite 200, Columbus, OH 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust’s administrator. Citi performs similar services for mutual funds other than the Trust. Citi is owned by Citibank, N.A. (“Citibank”). Citibank and its affiliated companies are wholly owned subsidiaries of Citigroup Inc., a publicly held company (NYSE: C).

Services performed by Citi include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; and (c) assistance in connection with the preparation and filing of the Trust’s registration statement and amendments thereto. As administrator, Citi maintains certain books and records of the Trust that are required by applicable federal regulations. Pursuant to separate contracts, Citi or its affiliates also serve as the Trust’s accounting agent and Citi receives fees for such services. For its services, Citi receives a single all-inclusive fee which is computed daily and paid monthly in arrears, and is calculated at an annual rate of 0.0506% of the Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0276% of the Portfolios’ average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, fair value support services, regulatory reporting services and reimbursement of certain expenses.

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For the fiscal years ended June 30, 2023, 2024 and 2025, Citi, as Administrator received administration fees in accordance with the agreement in effect at the time in the following amounts for each of the Portfolios (amounts in thousands):

FISCAL YEAR ENDED June 30, 2025	FISCAL YEAR ENDED June 30, 2024	FISCAL YEAR ENDED June 30, 2023
The U.S. Equity Portfolio	$674	$349	$306
The Institutional U.S. Equity Portfolio	$951	$970	$1,009
The ESG Growth Portfolio	$104	$118	$102
The Catholic SRI Growth Portfolio	$63	$58	$51
The International Equity Portfolio	$268	$273	$264
The Institutional International Equity Portfolio	$397	$373	$313
The Emerging Markets Portfolio	$313	$322	$331
The Core Fixed Income Portfolio	$116	$103	$98
The Corporate Opportunities Portfolio	$115	$108	$117
The U.S. Government Fixed Income Securities Portfolio	$390	$385	$379
The U.S. Corporate Fixed Income Securities Portfolio	$139	$134	$131
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$189	$180	$174
The Short-Term Municipal Bond Portfolio	$53	$56	$53
The Intermediate Term Municipal Bond Portfolio	$220	$216	$177

Under a Compliance Services Agreement between the Trust and Citi, Citi provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program. This includes providing support services to the Chief Compliance Officer (“CCO”), and assisting in preparing or providing documentation for the Trust’s CCO to deliver to the Board. Citibank serves as the securities lending agent to the Trust. As the securities lending agent, Citibank is responsible for the implementation and administration of the securities lending program pursuant to a Global Securities Lending Agency Agreement (“Securities Lending Agreement”). Citibank acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including Citibank and certain of its affiliates. Citibank determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. Citibank ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Portfolio’s relevant account on the date such amounts are delivered by the borrower to Citibank. Citibank receives and holds, on the Portfolio’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. Citibank marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, Citibank returns the collateral to the borrower upon the return of the loaned securities to Citibank. Citibank invests cash collateral in accordance with the Securities Lending Agreement. Citibank maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Portfolios a monthly statement describing the loans made, and the income derived from the loans, during the period. Citibank performs compliance monitoring and testing of the securities lending program and provides quarterly reports to the Trust’s Board of Trustees. The Portfolios, except for The ESG Growth Portfolio, The International Equity Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio, which did not engage in securities lending activities, and The Catholic SRI Growth Portfolio and The Core Fixed Income Portfolio, whose securities lending activities earned de minimus amounts, earned income and paid fees and compensation to service providers related to their securities lending activities during the most recent fiscal year:

	U.S. Equity	Inst’l U.S. Equity	Inst’l International
Gross income from securities lending activities
Fees and/or compensation for securities lending activities	$11,569	$78,206	$58,729
Fees paid to securities lending agent from revenue split	$2,314	$15,641	$11,746
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$-	$-	$-
Administrative fees not included in the revenue split	$-	$-	$-
Indemnification fees not included in the revenue split	$-	$-	$-
Rebate (paid to borrow)	$-	$-	$-
Other fees not included in revenue split	$-	$-	$-
Aggregate fees and/or compensation for securities lending activities	$2,314	$15,641	$11,746
Net income from securities lending activities	$9,255	$62,565	$46,983

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	Emerging Markets	Corporate Opportunities	U.S. Corporate
Gross income from securities lending activities
Fees and/or compensation for securities lending activities	$18,754	$10,623	$3,771
Fees paid to securities lending agent from revenue split	$3,751	$2,125	$754
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$-	$-	$-
Administrative fees not included in the revenue split	$-	$-	$-
Indemnification fees not included in the revenue split	$-	$-	$-
Rebate (paid to borrow)	$-	$-	$-
Other fees not included in revenue split	$-	$-	$-
Aggregate fees and/or compensation for securities lending activities	$3,751	$2,125	754
Net income from securities lending activities	$15,003	$8,498	3,017

FIS Investor Services LLC (“FIS”), formerly, SunGard Investor Services LLC, serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. FIS receives, for performing the services listed under its agreement, a fee, which is paid monthly, calculated at an annual rate of: 0.0034% of the Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0019% of the Portfolios’ average daily net assets in excess of $12 billion. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, OH 43219.

Ultimus Fund Distributors, LLC (“UFD”), which is ultimately owned by The Ultimus Group, LLC (“Ultimus”), serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on June 10, 2025 that became effective July 1,] 2025 in connection with the consummation of the acquisition of a majority ownership interest of Ultimus by two private equity firms, GTCR, LLC and Stone Point Capital LLC. Because shares of the Trust’s Portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by UFD are limited. UFD will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. None of UFD’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Foreside provides CCO services to the Trust and its Portfolios pursuant to a Compliance Services Agreement assigned to Foreside effective December 7, 2021 by Alaric Compliance Services LLC (“Alaric”) following Foreside’s acquisition of Alaric. Foreside makes an employee available to serve as the CCO for the Trust. The CCO develops compliance reports for the Board, makes findings and conducts reviews pertaining to the Trust’s compliance program and related policies and procedures of the Trust’s service providers. For these services, the Trust currently pays Foreside $164,000 per annum, plus certain out of pocket expenses.

State Street Bank and Trust Company (“State Street”) is the Trust’s custodian. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust’s Portfolios. The custodian is compensated at the rate of 0.01% of the first $2 billion, 0.0075% of the next $3 billion, and 0.005% of the assets in excess of $5 billion of the Trust’s domestic assets, 0.0225% of the Trust’s foreign assets in developed countries. With respect to securities from emerging markets, the custodian is compensated at rates ranging from 0.07% to 0.50% depending upon the particular market in question. The offices of the custodian are located at State Street Financial Center, 1 Congress Street, Boston, MA 02114.

Each of The U.S. Equity Portfolio and The Institutional U.S. Equity Portfolio may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, a participating Portfolio will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Portfolio for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Portfolio’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of a participating Portfolio.

The Board is provided with quarterly reports regarding a participating Portfolio’s usage of the program, and the Board shall determine annually whether continued participation in the program is in the best interests of the participating Portfolios and their shareholders.

FURTHER INFORMATION ABOUT THE TRUST’S INVESTMENT POLICIES

As stated in the Prospectus, the Trust currently offers fourteen portfolios, each of which are presented in this Statement of Additional Information, each with its own investment objectives and policies. These portfolios are: The Equity Portfolios—The U.S. Equity, ESG

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Growth, Catholic SRI Growth, International Equity and Emerging Markets Portfolios; The Institutional Equity Portfolios—The Institutional U.S. Equity and Institutional International Equity Portfolios; and The Income Portfolios—The Core Fixed Income, Corporate Opportunities, U.S. Government Fixed Income Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Short-Term Municipal Bond and Intermediate Term Municipal Bond Portfolios.

The following discussion supplements the Prospectus discussion of the investment risks associated with the types of investments in which the Portfolios are entitled to invest. The table below summarizes these investments. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectus and in this Statement of Additional Information.

Further, as indicated in the Prospectus, that portion of the assets of the U.S. Equity, International Equity, Institutional U.S. Equity, Institutional International Equity and Emerging Markets Portfolios (“Index Accounts”) that have been or may be allocated to Mellon and the indexing strategies that Mellon has been retained to provide, may be invested exclusively in securities included in the benchmark index associated with those Portfolios, respectively, provided that Mellon is authorized to and may use certain derivative instruments for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).

The Equity and Institutional Equity Portfolios

Investment Instrument/Strategy	US Equity	Int’l	Emerging Markets	Inst. US Equity	Inst. Int’l	ESG	C SRI Growth
ADRs, EDRs and GDRs	x	x	x	x	x	x	x
Agencies	*	*	*	x	*	*	*
Asset-Backed Securities	—	—	—	x	x	x	x
Cash Equivalents	*	*	*	x	*	x	x
Collateralized Mortgage Obligations	—	—	—	x	—	x	x
Commercial Paper	*	*	*	x	*	x	x
Commodity-Linked Derivatives	—	—	—	—	x	—	—
Common Stock	x	x	x	x	x	x	x
Convertibles	x	x	x	x	x	x	x
Corporates	—	—	—	x	x	x	x
Depositary Receipts	x	x	x	x	x	x	x
Emerging Markets Securities	x	x	x	x	x	x	x
Floaters	*	*	*	x	*	*	*
Foreign Currency	—	x	x	x	x	x	x
Foreign Equity (US $)	x	x	x	x	x	x	x
Foreign Equity (non-US $)	x	x	x	x	x	x	x
Foreign Fixed-Income Securities	—	—	—	x	x	x	x
Forwards	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x
High Yield Debt Securities	—	—	—	x	x	x	x
Investment Companies	x	x	x	x	x	x	x
Investment Grade Debt Securities	—	—	—	x	x	x	x
Money Market Funds	x	x	x	x	x	x	x
Mortgage-Backed Securities	—	—	—	x	x	x	x
Mortgage Securities	—	—	—	x	x	x	x
Municipals	—	—	—	x	x	—	—
Options	x	x	x	x	x	x	x
Preferred Stock	x	x	x	x	x	x	x
REITs	x	x	x	x	x	x	x
Repurchase Agreements	*	*	*	x	x	x	x
Reverse Repurchase Agreements	*	*	*	x	x	*	*
Rights	x	x	x	x	x	x	*
Securities Lending	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x
Step-Up Bonds	—	—	—	x	x	*	*

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Investment Instrument/Strategy	US Equity	Int’l	Emerging Markets	Inst. US Equity	Inst. Int’l	ESG	C SRI Growth
Stripped Mortgage-Backed Securities	—	—	—	x	x	x	—
Structured Notes	x	x	x	x	x	x	x
Swaps	x	x	x	x	x	x	x
TIPS	—	—	—	x	x	—	x
U.S. Governments	*	*	*	x	*	x	—
Warrants	x	x	x	x	x	x	x
When-Issued Securities	x	x	x	x	x	x	x
Yankees and Eurobonds	—	—	—	x	x	x	x
Zero Coupon Agencies	—	—	—	—	x	—	x

The Income Portfolios

Investment Instrument/Strategy	Core Fixed	Corporate Oppy.	U.S. Govt.	U.S. Corporate	U.S. Mortgage/ Asset Backed	Short- Term	Interm.
Agencies	x	x	x	x	x	x	x
Asset-Backed Securities	x	x	—	x	x	x	x
Brady Bonds	x	x	—	—	—	—	—
Cash Equivalents	x	x	x	x	x	x	*
Collateralized Bond Obligations	—	x	—	x	x	—	—
Collateralized Debt Obligations	—	x	—	x	x	—	—
Collateralized Loan Obligations	—	x	—	x	x	—	—
Collateralized Mortgage Obligations	x	x	—	x	x	—	—
Commercial Paper	x	x	x	x	x	x	*
Commercial Mortgage-Backed Securities (CMBS)	—	x	—	—	x	—	—
Commodity-Linked Derivatives	—	—	—	—	—	—	—
Convertibles	x	x	—	—	—	—	—
Corporates	x	x	—	x	—	—	—
Depositary Receipts	x	x	—	x	x	—	—
Emerging Markets Securities	—	x	—	x	—	—	—
Equipment Trust Certificates (EETC’s)	—	x	—	—	—	—	—
Floaters	x	x	—	x	—	—	—
Foreign Currency	x	x	—	x	—	—	—
Foreign Equity (US $)	—	x	—	—	—	—	—
Foreign Equity (non-US $)	—	x	—	—	—	—	—
Foreign Fixed Income Securities	x	x	—	x	—	—	—
Forwards	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x
High Yield Securities	x	x	—	x	—	—	x
Inverse Floaters	x	x	—	—	—	—	—
Investment Companies	x	x	x	x	x	x	x
Loan (Participations and Assignments)	—	x	—	—	x	x	—
Mortgage Securities	x	x	—	x	x	x	x
Municipals	x	x	x	x	x	x	x
Options	x	x	x	x	x	x	x
Preferred Stock	x	x	—	x	—	—	—
REITS	—	x	—	—	—	—	—
Repurchase Agreements	*	*	*	*	*	*	*
Reverse Repurchase Agreements	*	*	*	*	*	*	*
Rights	x	x	—	—	—	—	x
Stripped Mortgage-Backed Securities	x	x	—	—	x	—	—

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Investment Instrument/Strategy	Core Fixed	Corporate Oppy.	U.S. Govt.	U.S. Corporate	U.S. Mortgage/ Asset Backed	Short- Term	Interm.
Securities Lending	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x
Step-Up Bonds	x	x	—	—	—	—	—
Structured Investments	x	x	—	x	—	x	x
Structured Notes	x	x	—	x	—	x	x
Swaps	x	x	x	x	x	x	x
TIPs	x	x	x	x	—	x	x
U.S. Governments	x	x	x	x	x	x	x
Warrants	—	x	—	—	—	—	—
When-Issued Securities	x	x	—	—	x	x	x
Yankees and Eurobonds	x	x	—	x	x	—	—
Zero Coupons Agencies	x	x	x	x	x	x	—
Zero Coupon Bonds	—	x	—	—	—	—	—

x	Allowable investment

-	Not an allowable investment

*	Money market instruments for cash management or temporary purposes

FOREIGN INVESTMENTS

FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts (“ADRs”) are dollar-denominated receipts generally issued in registered form by domestic banks that represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on U.S. exchanges and in over-the-counter markets. Generally, they are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. The Equity and Institutional Equity Portfolios are permitted to invest in ADRs. Additionally, these Portfolios may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are similar to ADRs but are issued and traded in Europe. GDRs are similar to ADRS but are listed in more than one country. Both EDRs and GDRs may be issued in bearer form and denominated in currencies other than U.S. dollars, and are generally designed for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities. For purposes of the Trust’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. The depositary receipts are securities that demonstrate ownership interests in a security or pool of securities that have been placed with a ‘depository.’ ADR, EDR or GDR programs and other depositary receipts may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs, EDRs or GDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs, EDRs or GDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result. For other depositary receipts, the depository may be foreign or a U.S. entity, and the underlying securities may have a foreign or U.S. issuer.

The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt securities of supranational entities. Such securities may be denominated in other currencies. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. A Portfolio may invest in foreign government securities in the form of ADRs as described above. The Institutional U.S. Equity Portfolio may invest without limit in equity securities of non-U.S. real estate companies, or sponsored and unsponsored depositary receipts for such securities.

DIRECT CHINA INVESTMENTS. Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission were not eligible for investment by non-Chinese investors.

The Emerging Markets Portfolio, however, may purchase China A shares via the Shanghai-Hong Kong Stock Connect program (“Stock Connect”) or through licensed and approved intermediaries. Stock Connect allows investors to trade and settle China A shares via the Stock Exchange of Hong Kong Limited (“HKEx”) and clearing house. Alternatively, The Emerging Markets Portfolio may utilize equivalent products through participating brokers. The Emerging Markets Portfolio’s investments in China A shares may be subject to additional risk factors.

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The trading and settlement currency of China A shares are in Chinese Yuan Renminbi and the Emerging Markets Portfolio will be exposed to currency risks due to the conversion of another currency into Renminbi.

The Emerging Markets Portfolio trades China A shares through brokers that are licensed and approved and may be Stock Connect participants. China A shares purchased through Stock Connect will be settled by the Hong Kong Securities Clearing Company (“HKSCC”) with ChinaClear, the central clearinghouse in the People’s Republic of China (“PRC”), on behalf of Hong Kong investors. During the settlement process, HKSCC will act as nominee on behalf of Hong Kong executing brokers, and as a result, SSE listed shares will not be in the name of the Emerging Markets Portfolio, its custodian, or any of its brokers during this time period.

While the Emerging Markets Portfolio’s ownership of the shares will be reflected on the books of the custodian’s records, the Emerging Markets Portfolio will only have beneficial rights in the shares. Stock Connect regulations provide that investors, such as the Emerging Markets Portfolio, enjoy the rights and benefits of China A shares purchased through Stock Connect. However, Stock Connect is still in its early stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Portfolio’s investments or returns.

The Portfolio also would be exposed to counterparty risks with respect to ChinaClear and intermediaries, such as brokers, through which it trades. In the event of the insolvency of ChinaClear, the Emerging Markets Portfolio’s ability to take action directly to recover the Portfolio’s assets may be limited. The HKSCC, as nominee holder, would have the exclusive right, but not the obligation, to take any legal action or court proceeding to enforce any rights of investors, such as the Emerging Markets Portfolio. Recovery of Portfolio assets may be subject to delays and expenses, which may be material. Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC will endeavor to provide investors with the opportunity to provide voting instructions, investors may not have sufficient time to consider proposals or provide instructions. In addition, the Emerging Markets Portfolio also would be exposed to counterparty risk with respect to HKSCC. A failure or delay by the HKSCC in the performance of its obligations may result in a failure of settlement, or the loss, of Stock Connect securities and/or monies in connection with them and the Emerging Markets Portfolio may suffer losses as a result.

While certain aspects of the trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply including foreign shareholding restrictions and disclosure obligations applicable to China A shares. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund or the China Securities Investor Protection Fund.

Investment in China A securities is subject to various risks associated with the legal and technical framework of Stock Connect. Stock Connect is generally available only on business days when both the HKEx and China A markets are open. When either or both the HKEx and China A are closed, investors will not be able to trade securities at times that may otherwise be beneficial to such trades. Because the program is new, the technical framework for Stock Connect has only been tested using simulated market conditions. In the event of high trade volumes or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all.

CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectus, certain Portfolios may use forward foreign currency exchange contracts and currency swap contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts, currency swaps, and other currency related instruments, together with the risks that may be associated with their use. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

About Currency Transactions and Hedging. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

Foreign Currency Options and Related Risks. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the

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Portfolio’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks and, as a result, extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Forward Foreign Currency Exchange Contracts and Currency Swaps. To the extent indicated in the Prospectus, the Portfolios may use forward contracts and swaps to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract or swap for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity, Institutional International Equity, Institutional U.S. Equity, Corporate Opportunities, U.S. Corporate Fixed Income Securities and Emerging Markets Portfolios may also use forward or swap contracts in connection with specific transactions. In addition, they may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio’s exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio’s exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward or swap contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging.”

The precise matching of the forward or swap contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward or swap contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward and swap contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward or swap contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the portfolio’s securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward or swap contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward or swap contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward or swap contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward and swap contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward or swap contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward and swap contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Certain forward foreign currency contracts do not provide for physical settlement of the underlying currencies but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and the SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information, see “OTHER DERIVATIVES—SWAP AGREEMENTS” below.

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Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

OTHER DERIVATIVES

OPTIONS. To the extent indicated in the Prospectus, the Portfolios may also invest in options in order to hedge against investment risks, to seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. With the exception of The Institutional U.S. Equity Portfolio and The Corporate Opportunities Portfolio, options may be used only for the purpose of reducing investment risk or to gain market exposure investment. The Portfolios mentioned above may invest in options as disclosed in their Prospectus. The Portfolios may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such options may be traded on an exchange or in the OTC markets. OTC options are subject to greater credit and liquidity risk. See “Additional Risk Factors of OTC Options.” The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

About Options on Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.

Options on Securities Indices. Options on securities indices may be used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.

Option Purchases. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the Portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the Portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

Option Writing. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio’s Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security or it would be appropriate to sell the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio’s Specialist Manager, it would be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the Portfolio will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Portfolio is obligated

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as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

Risk Factors Relating to the Use of Options Strategies. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.

Additional Risk Factors of OTC Options. Certain instruments traded in OTC markets, including indexed securities and OTC options, involve significant liquidity and credit risks. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. In addition, lack of liquidity may also make it more difficult for the Portfolio to ascertain a market value for the instrument. A Portfolio will only acquire an illiquid OTC instrument if the agreement with the counterparty contains a formula price at which the contract can be sold or terminated or if on each business day, the Specialist Manager anticipates that at least one dealer quote is available.

Instruments traded in OTC markets are not guaranteed by an exchange or clearing organization and generally do not require payment of margin. To the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Portfolio will attempt to minimize these risks by engaging in transactions with counterparties who have significant capital or who have provided the Portfolio with a third party guarantee or credit enhancement.

FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectus, the Portfolios may use futures contracts and options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use. As part of their investment strategies, a portion of each Portfolio may invest directly in futures contracts and options on futures contracts to attempt to achieve each Portfolio’s investment objective without investing directly in the underlying futures contract.

About Futures Contracts and Options on Futures Contracts. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

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Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

Stock Index Futures Contracts. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

Futures Contracts on Debt Securities. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by a Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

Risk Considerations Relating to Futures Contracts and Related Instruments. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

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The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

Margin and Segregation Requirements Applicable to Futures Related Transactions. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

There is a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the broker with which the Portfolio has an open position in a futures contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the broker because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the broker’s customers.

With the exception of The Institutional U.S. Equity Portfolio and The Corporate Opportunities Portfolio, a Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

SWAP AGREEMENTS. A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.

About Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) and/or cash flow earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged

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or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. A Credit Default Swap Index is an Index comprised of Credit Default Swaps. Similar to the mechanics described above, the buyer of a credit default swap index owns protection against the default risk of a diversified basket of individual instrument referenced by the Index, in exchange for an upfront payment and series of periodic coupon payments. The seller of the Credit Default Swap Index receives the upfront payment and periodic coupons AND agrees to transfer the par value of the Index at maturity.

The Institutional U.S. Equity Portfolio, The Corporate Opportunities Portfolio and The U.S. Government Fixed Income Securities Portfolio may enter into credit default swap agreements or purchase or sell Credit Default Swap Indexes. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio and the credit default swap index may include reference instruments that are not held by the portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty will be a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Portfolio is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Portfolio to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including, any early termination payments (“Variation Margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Portfolio. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Portfolio, the amount pledged by the counterparty and available to the Portfolio may not be sufficient to cover all the amounts due to the Portfolio and the Portfolio may sustain a loss.

Certain standardized swaps are subject to mandatory central clearing and trade execution requirements. In a cleared swap, a Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Mandatory exchange-trading and clearing of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and certain interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities. Certain swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. The Portfolio may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

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The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Portfolio’s risk of loss includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolios are subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). A Portfolio risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. While the Portfolio will not enter into any swap agreement unless the Specialist Manager believes that the counterparty to the transaction is creditworthy, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Currently, the Portfolio does not typically provide initial margin in connection with swaps. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have, however, been adopted and are being phased in over time. When these rules take effect with respect to the Portfolio, if the Portfolio is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial in addition to Variation Margin.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Portfolio. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Portfolio of the initial and Variation Margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Portfolio may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Portfolio, which may include the imposition of position limits or additional margin requirements with respect to the Portfolio’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swaps upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

The Portfolio is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Portfolio may be required to break the trade and make an early termination payment to the FCM.

Swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities (“SEFs”), if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require a Portfolio to incur increased expenses to access the same types of swaps that it has used in the past.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap agreement defaults, the Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Portfolio’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Portfolio and its respective Specialist Manager(s) believe that these transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. For purposes of each of the Portfolio’s requirements under Rule 12d3-1 where, for example, the Portfolio is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) , the mark-to-market value will be used to measure

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the Portfolio’s counterparty exposure. In addition, the mark-to-market value will be used to measure the Portfolio’s issuer exposure for purposes of Section 5b-1.

The Portfolio may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Portfolio or to effect investment transactions consistent with the Portfolio’s investment objective and strategies. Index swaps tend to have a maturity of one year. There is not a well-developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Portfolio may therefore treat all index swaps as subject to their limitation on illiquid investments.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Specialist Manager, under the supervision of the Board of Trustees and the Adviser, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.

Synthetic Equity Swaps. Certain Portfolios may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on the Secured Overnight Funding Rate (“SOFR”). The Federal Reserve Bank of New York began publishing the SOFR in April 2018. SOFR, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities, is intended to serve as a reference rate for U.S. dollar-based debt and derivatives. The notional amount is not invested in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Portfolio will either pay or receive the net amount. The Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

OTHER HEDGING INSTRUMENTS. Generally, a Portfolio’s investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Investment Company Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.

The Portfolios may invest in exchange-traded funds (“ETFs”). The use of ETFs may be part of a Portfolio’s overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolios invest and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies is consistent with the investment policies and restrictions adopted by the Portfolios. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. ETFs are subject to liquidity and market risks. Some ETFs traded on securities exchanges are actively managed and subject to the same management risks as other actively managed investment companies. Other ETFs have an objective to track the performance of a specified index (“Index ETFs”). Therefore, securities may be purchased, retained and sold by an Index ETF at times when an actively managed trust would not do so. As a result, in an Index ETF you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the Index ETF portfolio was not fully invested in such securities. In addition, the results of an Index ETF investment will not match the performance of the specified index due to reductions in the Index ETF’s performance attributable to transaction and other expenses, including fees paid by the Index ETF portfolio to service providers. Because of these factors, the price of ETFs can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in an ETF.

The Portfolios may invest in ETFs that are consistent with the Portfolio’s investment strategy, as well as Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are interests in a unit investment trust (“UIT”) that may be obtained directly from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a “Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR

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is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities. The Portfolios may invest in certain ETFs in excess of the normal statutory limits in reliance on exemptive orders that have been issued to the entities issuing shares in those ETFs, provided that certain conditions are met.

Participation Notes. The Portfolios may invest in participation notes (“P-notes”), which are instruments that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Portfolio to risks of mispricing or improper valuation. P-notes typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Portfolio to counterparty risk. P-notes also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

COMMODITY POOL OPERATOR REGULATION AND EXCLUSIONS

The Adviser has claimed an exclusion from the definition of a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Portfolios, the Adviser is relying upon a related exclusion from the definition of “commodities trading adviser” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because the Adviser and the Portfolios intend to comply with the terms of the CPO exclusion, a Portfolio may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Portfolios, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in commodity interests may not exceed 5% of the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Portfolios may not be marketed as commodity pools or otherwise as vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses.

INDEX INVESTING

A portion of the assets of certain Portfolios may at times be committed to investing assets in a manner that replicates the performance of an appropriate benchmark index. At times, subsets of these indices may also be used as a basis for selecting securities for such a portion of a Portfolio. This passive investment style would differ from the active management investment techniques used with respect to the Portfolios’ other assets. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a selected stock index or subset thereof.

INVESTMENT COMPANY SECURITIES

The Adviser or the Specialist Managers may also acquire, on behalf of a Portfolio, securities issued by other investment companies, to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. A Portfolio may also invest in shares of another Portfolio of the Trust (“Affiliated Portfolio”) to the extent that such investments are consistent with the acquiring Portfolio’s investment objectives, policies and restrictions are permissible under the Investment Company Act.

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To the extent that a Portfolio invests in investment companies that themselves invest in securities that would satisfy any applicable minimum investment policy of the Portfolio, such investments will be included, on a “look-through” basis, in that minimum investment policy for compliance purposes.

MONEY MARKET INSTRUMENTS

BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; The Institutional U.S. Equity Portfolio and the Income Portfolios may acquire these instruments as described in the Prospectus. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Variable and Floating Rate Instruments,” below.

REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of that Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a “repo counterparty”). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust’s custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a “loan.” If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo

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counterparty to deliver to the Trust’s custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

SECURITIES LENDING. Certain of the Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement of Additional Information. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements a Portfolio may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.

VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio’s investment objectives. A “variable rate instrument” is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A “floating rate instrument” is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio’s investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured entirely or primarily by “pools” of residential or commercial mortgage loans or other assets. A Portfolio may invest in mortgage-backed securities issued by U.S. government agencies and government-sponsored entities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since those entities are considered to be instrumentalities of the United States. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates as well as early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Mortgage-backed securities also include securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are not insured or guaranteed. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages

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where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Portfolios do not intend to acquire residual interests in securities that are REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The relevant Specialist Managers believe that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the relevant Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the relevant Specialist Manager will monitor the average life of the Portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the relevant Specialist Manager will be the actual average life of such securities.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down FNMA and FHLMC and reduce the government’s role in the mortgage market. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of FNMA and FHLMC. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” FNMA and FHLMC started issuing uniform mortgage-backed securities (UMBS). Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a FNMA or FHLMC security or held for investment. FHLMC’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. FHLMC will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A Portfolio’s ability to invest in UMBS to the same degree that the Portfolio currently invests in FNMA and FHLMC mortgage-backed securities is uncertain.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period

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by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.

EQUIPMENT TRUST CERTIFICATES. Equipment trust certificates (“ETCs”) are medium- to long-term debt instruments that allow a company to use an asset while they pay for it over time. A trust is set up which creates the certificate. Investors can then purchase and hold these certificates. The capital raised from investors allows the trust to purchase the asset, which is then leased to a company. The trust receives payments from the lessee and distributes them among investors or certificate holders. The terms of the agreement are set out at the beginning of the lease relationship including payment dates, interest payments, etc., until such time that the debt is paid off. ETCs are subject to the same risks as other asset-backed securities.

ETCs were originally put in place to finance the purchase of railway cars, but are now used in the sale and purchase of aircraft and shipping containers.

There are two possible outcomes that may arise from an ETC, both of which depend on the borrower's ability to pay. If the borrower maintains payments and pays off the debt, the asset's title is transferred from the holder to the borrower. If, however, the borrower defaults, the lender or seller has the right to repossess or foreclose on the asset.

COLLATERALIZED DEBT OBLIGATIONS. The Institutional U.S. Equity Portfolio and The U.S. Corporate Fixed Income Securities Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligation of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For both CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs and other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

CREDIT RISK TRANSFER SECURITIES. The Corporate Opportunities Portfolio may invest in fixed- or floating-rate unsecured general obligations issued from time to time by FHLMC, FNMA or other government sponsored entities (“GSEs’). These obligations are referred to as “Credit Risk Transfer Securities.” Typically, such Securities are issued at par and have stated final maturities. The

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Securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans held in various GSE-guaranteed MBS’ (“Reference Obligations”). The issuing GSE selects the pool of Reference Obligations based on that GSE’s eligibility criteria. The performance of the Securities will be directly affected by the selection of the Reference Obligations by the GSE. Such Securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of Securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.

While the structure of Credit Risk Transfer Securities mimics the cash flows of a mezzanine securitized tranche, the Securities are not directly linked to the Reference Obligations. Thus, the payment of principal and interest on the Securities is tied to the performance of the pool of Reference Obligations. However, in no circumstances will the actual cash flow from the Reference Obligation be paid or otherwise made available to the holders of the Securities. This is different than in the case of covered notes, where the issuer default would allow investors to have an additional lien on the underlying loans.

The risks associated with an investment in Credit Risk Transfer Securities will be different than the risks associated with an investment in MBS. The Securities are the corporate obligations of the issuing GSE and are not secured by the Reference Obligation, the mortgaged properties or the borrowers’ payments under the Reference Obligations. Holders of the Securities are general creditors of the issuing GSE and will be subject to the risk that the issuing GSE will be unable to meet its obligation to pay the principal and interest of the Securities in accordance with their terms of issuance. The Securities may be considered high risk and complex securities. As a result, in the event that a GSE fails to pay principal or interest on the Securities or goes through a bankruptcy, insolvency or similar proceeding (but conservatorship of FHLMC or FNMA would not be considered an “event of default”), holders of Credit Risk Transfer Securities have no direct recourse to the underlying loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such scenario.

REAL ESTATE SECURITIES

REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans.

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs, Hybrid REITs and REOCs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index.

MUNICIPAL SECURITIES

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption

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by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Code. For purposes of complying with the 20% limitation on each of the municipal Portfolio’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes. A Portfolio’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation

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to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

OTHER FIXED INCOME SECURITIES AND STRATEGIES

HIGH YIELD SECURITIES AND SECURITIES OF DISTRESSED COMPANIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The Corporate Opportunities Portfolio, The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The Core Fixed Income Portfolio and The Intermediate Term Municipal Bond Portfolio may invest in such securities according to each Portfolio’s Prospectus. High yield securities and securities of distressed companies generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. While any investment carries some risk, certain risks associated with high yield securities and debt securities of distressed companies which are different than those for investment grade are as follows:

1.	The market for high risk, high yield securities and debt securities of distressed companies may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Portfolio to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

2.	Market prices for high risk, high yield securities and debt securities of distressed companies may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities and debt securities of distressed companies may move independently of interest rates and the overall bond market.

3.	The market for high risk, high yield and distressed company securities may be adversely affected by legislative and regulatory developments.

4.	The risk of loss through default is greater for high yield fixed income securities and securities of distressed companies than for investment grade debt because the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates.

Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio’s net asset value per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for high yield and distressed company securities (resulting in a greater number of bond defaults) and the value of such securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in such lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

The economy and interest rates may affect high yield securities and debt securities of distressed companies differently than other securities. For example, the prices of such securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require the Portfolio to dispose of an investment. If an issuer of a security held by a Portfolio defaults, that Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield securities and debt securities of distressed companies as well as the Portfolio’s net asset value. In general, both the prices and yields of such securities will fluctuate.

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield and distressed company securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by

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a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a lower rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of high yield securities and debt securities of distressed companies purchased by a Portfolio. Because of this, a Portfolio’s performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

The Specialist Managers continuously monitor the issuers of high yield securities and debt securities of distressed companies held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

WHEN-ISSUED SECURITIES. When-issued transactions involve a commitment to purchase at a predetermined price or yield in which delivery takes place after the customary settlement period for that type of security. Fixed income securities may be purchased on a “when-issued” basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. To the extent permitted by applicable law, there is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INDEBTEDNESS, LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain Portfolios may purchase indebtedness and participations in commercial loans. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing indebtedness and Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling indebtedness or a Loan Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire indebtedness and Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower.

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A Portfolio may have difficulty disposing of Indebtedness, Assignments and Loan Participations. Since the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. Further, restrictions in the underlying credit agreement could limit the number of eligible purchasers. The lack of a highly liquid secondary market and restrictions in the underlying credit agreement may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. The secondary market for loan participations is limited and any such participation purchased by Specialist Manager may be regarded as illiquid.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.

Certain Fees Paid to or by the Portfolios. In the process of buying, selling and holding Senior Loans, the Portfolios may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Portfolio buys a Senior Loan, it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolios may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Portfolios may include amendment fees.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, have the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolios will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolios its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolios have direct recourse against the borrower, the Portfolios will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolios will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolios and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolios

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were determined to be subject to the claims of the Agent’s general creditors, the Portfolios might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolios derive interest income will be reduced. However, the Portfolios may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Portfolios’ performance because the Portfolios should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of any fees may mitigate any adverse impact on the Portfolios’ yield.

Other Information Regarding Senior Loans. Certain Portfolios may purchase and retain a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolios may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Portfolio will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for the Portfolio.

Certain Portfolios may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated. The Portfolios may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Certain Portfolios will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolios may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolios’ security interest in the loan collateral or subordinate the Portfolios’ rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Portfolios’ performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolios or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolios’ security interest in loan collateral. If the Portfolios’ security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Portfolios would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolios could also have to refund interest (see the prospectus for additional information).

Certain Portfolios may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolios’ purchase of a Senior Loan. Certain Portfolios may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Specialist Manager, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolios investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

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TRADE CLAIMS. Certain Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded OTC. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract.

Structured Notes. Structured notes are derivative instruments, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value, maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect on the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. Further, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

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ZERO COUPON SECURITIES. Zero coupon securities are debt securities that make no coupon payment but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.

INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. There are two common ways that these securities are structured. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation generally erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

TREASURY INFLATION PROTECTED SECURITIES (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments that provide a ‘real rate of return’ by adjusting interest and principal payments for the impact of inflation. This periodic inflation adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics. CPI measures the change in the cost of a fixed basket of consumer goods and services, such as transportation, food, and housing. A fixed coupon rate is applied to the

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inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES AND PRIVATE PLACEMENTS. The Portfolios may purchase securities that are not registered under the 1933 Act, but that can be sold to “accredited investors” under Regulation D under the 1933 Act (“Reg. D Securities” or “Private Placements”) or “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limitation on the purchase of illiquid securities, unless a Portfolio’s governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by a Portfolio in Rule 144A Securities. The Trust’s Board of Trustees may adopt guidelines and delegate to the Specialist Managers the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Reg. D and Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Portfolio’s investments in illiquid securities are subject to the risk that should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Portfolio’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Portfolio may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. The Specialist Manager determines the liquidity of a Portfolio’s investments. In determining the liquidity of a Portfolio’s investments, the Specialist Manager may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt

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obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e. strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to the point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Specialist Manager believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.

BANK CAPITAL SECURITIES. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities, commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

TRUST PREFERRED SECURITIES. The Portfolios may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued

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by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio to sell their holdings. In identifying the risks of the trust preferred securities, the Specialist Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

CYBERSECURITY RISKS. The Portfolios, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Portfolios or their service providers, including Specialist Managers, or the issuers of securities in which the Portfolios invest, have the ability to cause disruptions and impact business operations. The potential consequences of such events include potential financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 through 12) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.

A PORTFOLIO MAY NOT:

1.	Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio’s assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2.	Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio’s permitted use of options, futures contracts and similar derivative financial instruments described in the Trust’s Prospectus.

4.	Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts, forward contracts and similar derivative financial instruments described in the Trust’s Prospectus shall not constitute issuance of a senior security.

5.	Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7.	Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectus.

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8.	Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio’s investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust’s Prospectus.

9.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

10.	With respect to each of The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.

The following investment restrictions (11 through 13) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.

11.	A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

12.	A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under “Repurchase Agreements,” above).

13.	The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio’s name. For purposes of such an investment policy, “assets” includes the Portfolio’s net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with at least 60 days’ notice of any intended change. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.

a.	The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio and The Institutional International Equity Portfolio will each invest at least 80% of its assets in equity securities.

b.	The Institutional U.S. Equity Portfolio will invest at least 80% of its assets in U.S. equity securities.

c.	The Emerging Markets Portfolio will invest at least 80% of its assets in securities of issuers domiciled or, in the view of the Specialist Manager, deemed to be doing material amounts of business in countries determined by the Specialist Manager to have a developing or emerging economy or securities market.

d.	The Core Fixed Income Portfolio will invest at least 80% of its respective assets in fixed income securities.

e.	The U.S. Government Fixed Income Securities Portfolio will each invest at least 80% of its assets in fixed income securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies.

f.	The U.S. Corporate Fixed Income Securities Portfolio will invest at least 80% of its assets in fixed income securities issued by U.S. corporations.

g.	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio will invest at least 80% of its assets in U.S. mortgage and asset backed securities.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken.

The Investment Company Act generally defines “senior security” to mean any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

As indicated in the Prospectus, the net asset value of each Portfolio is determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day it is open for trading. The NYSE will not open in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust’s shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit

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for the protection of the Trust’s shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust’s shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio’s net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Trust’s portfolio securities at the time of redemption or repurchase.

PORTFOLIO TRANSACTIONS AND VALUATION

PORTFOLIO TRANSACTIONS. Subject to the oversight of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager’s other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated (amounts in thousands).

PORTFOLIO	YEAR ENDED June 30, 2025	YEAR ENDED June 30, 2024	YEAR ENDED June 30, 2023
The U.S. Equity Portfolio	$19	$46	$35
The Institutional U.S. Equity Portfolio	$376	$454	$301
The ESG Growth Portfolio	$10	$13	$12
The Catholic SRI Growth Portfolio	$3	$1	$1
The International Equity Portfolio	$91	$171	$78
The Institutional International Equity Portfolio	$293	$286	$208
The Emerging Markets Portfolio	$319	$297	$87
The Core Fixed Income Portfolio	$1	$0	$4
The Corporate Opportunities Portfolio	$59	$103	$95
The U.S. Government Fixed Income Securities Portfolio	$50	$33	$36
The U.S. Corporate Fixed Income Securities Portfolio	$2	$2	$3
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$1	$1	$0
The Short-Term Municipal Bond Portfolio	$0	$0	$0
The Intermediate Term Municipal Bond Portfolio	$81	$46	$1

 The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions.

During the Trust’s last three fiscal years, there were no brokerage commissions paid in connection with a Portfolio’s transactions by any Portfolio’s Specialist Manager to any broker/dealer that may be deemed to be an affiliate of such Specialist Manager.

In no instance will portfolio securities be purchased from or sold to Specialist Managers, the Adviser or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. It is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of a Specialist Manager’s other client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

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PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. It is not anticipated that the annual portfolio turnover rate for any Portfolio will exceed 100% under normal circumstances. Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio’s turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust’s Portfolios during the last three fiscal years are set forth in the following table.

PORTFOLIO	FISCAL YEAR ENDED June 30, 2025	FISCAL YEAR ENDED June 30, 2024	FISCAL YEAR ENDED June 30, 2023

The U.S. Equity Portfolio	5%	13%	11%
The Institutional U.S. Equity Portfolio	62%	78%	39%
The ESG Growth Portfolio	4%	5%	12%
The Catholic SRI Growth Portfolio	17%	11%	11%
The International Equity Portfolio	11%	20%	8%
The Institutional International Equity Portfolio	45%	21%	26%
The Emerging Markets Portfolio	49%	25%	6%
The Core Fixed Income Portfolio	44%	45%	45%
The Corporate Opportunities Portfolio	145%	48%	93%
The U.S. Government Fixed Income Securities Portfolio	63%	74%	45%
The U.S. Corporate Fixed Income Securities Portfolio	70%	37%	37%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	16%	11%	12%
The Short-Term Municipal Bond Portfolio	19%	34%	30%
The Intermediate Term Municipal Bond Portfolio	29%	33%	25%

VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the closing price or if no sale occurs at the mean between the last reported bid and asked prices. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars. Exchange rates are received daily from an independent pricing service approved by the Board. If there have been no sales on such exchange, the security is valued at the closing bid. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust’s Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

When the closing price of a foreign security is not an accurate representation of value as a result of events (a “Significant Event”) that have occurred after the closing of the primary foreign exchange and prior to the time certain of the Portfolios’ net asset value per share is calculated, then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value for the affected securities. On a day when a Fair Value Pricing Service is so utilized, the Trust’s Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities

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affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Portfolios. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. All such service providers are required to maintain the confidentiality of such information by virtue of their respective duties to the Trust. Disclosures to service providers are made in the ordinary course of business as needed in order for a service provider to meet its obligations to the Trust and are generally provided without any lag time. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to a Specialist Manager, provided that the service is related to the investment advisory services that the Specialist Manager provides to the Portfolios. Service providers may also disclose such information to certain of their service providers in order to facilitate the provision of services to the Trust. All such third-party recipients will also be required to maintain the confidentiality of such information.

The Trust does not disclose any portfolio holdings information to any rating or ranking organizations, but does disclose such information to two third party organizations, FactSet Research Systems, Inc. and Bloomberg, L.P., for the sole purpose of providing statistical services to the Adviser. These organizations receive portfolio holdings information daily with no lag time. These organizations have signed confidentiality agreements under which they are required to keep all portfolio holdings information confidential and are prohibited from improperly using such information.

Except as set forth above, neither the Trust nor any service provider to the Trust may disclose material information about the Portfolios’ holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual Form N-CSR, semi-annual Form N-CSRS or Form N-PORT by the Portfolios. In no event shall such information be disclosed for compensation.

The Trust’s CCO is responsible for reviewing such disclosures to ensure that no improper disclosures have occurred. The Board relies on the Trust’s CCO to exercise day-to-day oversight with respect to portfolio holdings disclosures. The Board receives periodic reports from the CCO and meets with him on a regular basis.

Breckinridge Portfolio Holdings Disclosure

In connection with providing investment advisory services to its clients, Breckinridge has ongoing arrangements to disclose non-public client portfolio holdings information to the following parties:

Abel Noser provides trade cost analysis for Breckinridge and receives portfolio holdings information on a monthly basis as of October 2023.

Evare provides custodial data for Breckinridge and has access to portfolio holdings information on a daily basis.

InvestorTools Perform provides portfolio accounting and analysis services for Breckinridge and has access to portfolio holdings information on a daily basis.

Wellington Management Portfolio Holdings Disclosure

In connection with providing investment advisory services to its clients, Wellington Management has ongoing arrangements to disclose non-public client portfolio holdings information to the following parties:

Acadia Soft performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings on a daily basis.

Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

Clearwater Analytics performs certain operational functions for Wellington Management and receives portfolio trades and holdings information on a daily basis.

Dynamo Software provides a technology platform to support private placement transactions, integrating the components of a private investment lifecycle into one system (Note: implementation completed in Q3 2024).

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FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis where Wellington has been assigned voting discretion and accounts have opted in to vote reconciliation.

Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.

MSCI, Inc provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Tri Optima performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

Wellington Management also makes disclosures of portfolio holdings to other third parties where it does not identify specific clients.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Set forth below is information about those individuals (each of whom is referred to as a “portfolio manager”) who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers set forth with regard to each Specialist Manager are employees of the indicated Specialist Manager and not of the Adviser.

As noted in the Prospectus, investment in shares of the Trust is currently limited to investors for whom the Adviser, or any affiliate of the Adviser, provides a complete program of investment advisory services. Unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.

The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2025, unless otherwise noted.

It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.

Agincourt Capital Management, LLC (“Agincourt”) serves as a Specialist Manager for The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Agincourt. Day-to-day investment decisions for The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio are the responsibility of L. Duncan Buoyer, Managing Director and Portfolio Manager of Agincourt and B. Scott Marshall, Director and Portfolio Manager. Both Mr. Buoyer and Mr. Marshall provide portfolio management for certain other registered investment companies and separately managed accounts within this strategy. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE ESG GROWTH PORTFOLIO

THE CATHOLIC SRI GROWTH PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	196	$9.5 billion
B. Scott Marshall	0	$0	0	$0	196	$9.5 billion

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OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	1	$21 million
B. Scott Marshall	0	$0	0	$0	1	$21 million

CONFLICTS OF INTEREST.

Agincourt Capital Management is focused on managing fixed income portfolios. All portfolios are managed on a team basis and accounts with similar mandates are managed as closely as possible, taking into account client specific cash flow requirements and any investment guideline constraints.

Agincourt maintains policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and broker selection.

While there is no guarantee that such policies and procedures will be effective in all cases, Agincourt believes that all issues relating to potential material conflicts of interest have been addressed.

COMPENSATION.

Compensation is not tied to the performance of the Fund or specific accounts. The majority of Agincourt’s investment professionals have an ownership interest in the firm, sharing in profits in addition to a base salary. For those employees that do not have an ownership interest there is a bonus plan that is based on the firm’s profitability combined with the individual’s contribution to the firm’s success.

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as the Specialist Manager for The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio. Client portfolios are managed on a team basis. Matthew Buscone, Co-Chief Investment Officer, Eric Haase, Senior Portfolio Manager, Maggie Fitzpatrick, Portfolio Manager, Andressa Tsaparlis, Associate Portfolio Manager, and Patrick Araujo-Lipine, Associate Portfolio Manager, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio.

The portfolio management team also provides investment management services for other registered investment companies, pooled investment vehicles and separately managed accounts.

OTHER ACCOUNTS MANAGED — TOTAL*

SHORT-TERM MUNICIPAL BOND PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER**	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Matthew Buscone	1	$43.1 million	1	$186.0 million	18,473	$51.8 billion
Andressa Tsaparlis	1	$43.1 million	1	$186.0 million	18,473	$51.8 billion
Eric Haase	1	$43.1 million	1	$186.0 million	18,473	$51.8 billion
Maggie Fitzpatrick	1	$43.1 million	1	$186.0 million	18,473	$51.8 billion
Patrick Araujo-Lipine	1	$43.1 million	1	$186.0 million	18,473	$51.8 billion

*	None of these accounts has an advisory fee based on performance.
**	In addition to the accounts in the table, portfolio managers also manage personal accounts for their own benefit.

OTHER ACCOUNTS MANAGED — TOTAL*

INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

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	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER**	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Matthew Buscone	1	$70.2 million	1	$186.0 million	18,473	$51.8 billion
Andressa Tsaparlis	1	$70.2 million	1	$186.0 million	18,473	$51.8 billion
Eric Haase	1	$70.2 million	1	$186.0 million	18,473	$51.8 billion
Maggie Fitzpatrick	1	$70.2 million	1	$186.0 million	18,473	$51.8 billion
Patrick Araujo-Lipine	1	$70.2 million	1	$186.0 million	18,473	$51.8 billion

*	None of these accounts has an advisory fee based on performance.
**	In addition to the accounts in the table, portfolio managers also manage personal accounts for their own benefit.

CONFLICTS OF INTEREST.

Breckinridge provides investment advisory services to client, proprietary and employee accounts in different strategies with varying fee schedules, objectives, restrictions and benchmarks. The corporate proprietary accounts have been funded by the firm to develop investment strategies and will not be available to all clients or employees. Breckinridge, however, has discretion to offer these strategies to employees or select clients at any time. Employees are permitted to invest in our dividend income strategies only. If they choose to do so, their accounts are subject to certain reporting and certification requirements set forth in our Code of Ethics.

Managing multiple accounts simultaneously may result in the team allocating unequal attention and time to the management of each client account. Further, there is an incentive for the PM team to favor affiliated (i.e., proprietary and employee) accounts because the firm and/or its employees has financial interests in such accounts. Affiliated accounts can, and will, hold some or all of the same securities as those in client accounts. Allowing affiliated accounts to invest in the same securities as clients creates the possibility that the firm may benefit from market activity by a client or group of clients in the same security.

Breckinridge seeks to address these conflicts in various ways. Our approach is team-based, which helps to ensure overlap in coverage and support. All trading activity is viewable by the trading and portfolio management teams; this provides complete transparency into daily trading in client and affiliated accounts.

Using our internal portfolio management and trading system, the fixed income portfolio management team can determine portfolio needs, sales and trade ideas across multiple accounts with our traders’ input on valuation. Additionally, our internal system enables us to complete allocations in a manner that is consistent with internal policy. Our dividend income strategies are rules-based; this limits the discretion the portfolio manager has on investment selection and trading frequency as such activity is limited to rebalancing, portfolio flows, liquidating ineligible securities and tax loss harvesting. We also have placed certain trading and allocation restrictions on affiliated accounts and have added them to our personal trading system for periodic certifications and checks.

Portfolio managers’ compensation is not tied to the performance of any single account or strategy; rather, compensation is based on individual and overall firm performance. In this way, portfolio managers are incentivized to act in the best interests of all clients. Breckinridge does not have any performance fee or soft dollar arrangements, both of which can create further conflicts concerning the management and trading of accounts.

Breckinridge will consider cross trades between client accounts. The usage of cross trades creates a conflict as Breckinridge is advising clients on both sides of the transaction. Breckinridge only executes cross trades when certain conditions are met and conducts regular reviews of cross transactions to ensure they have met conditions and best execution objectives. As a matter of policy, IRAs and accounts subject to ERISA or the Investment Company Act of 1940 are excluded from cross transactions. Clients may opt out of cross trading at any time with written notice to Breckinridge.

Breckinridge has trading partners that have, or trading partners with affiliates that have, client accounts managed by us. Since Breckinridge has a business interest in these client relationships, there may be an incentive for Breckinridge to select these dealers over those without such client accounts when placing orders for client portfolios. When selecting dealers for client orders, we do not consider whether Breckinridge receives client referrals from such dealers. Our trading and consultant relations teams are separate. Traders are generally not permitted to consult with the consultant relations team on broker selections. Further, Breckinridge conducts periodic reviews of its trade execution and trading partners to ensure we are meeting our best execution goal.

Employees at Breckinridge may enter into certain personal securities transactions with appropriate approvals. Personal trading activity can cause conflicts with client accounts since employees may hold the same securities as those held in client accounts. To help minimize

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this conflict, Breckinridge has a general prohibition on the trading of fixed income securities that may be eligible for client accounts. Employees also are subject to transactional restrictions and regular reporting requirements, which are detailed in our Code of Ethics.

From time to time, our employees will receive non-cash gifts or business entertainment. Typically, these are tickets to events or occasional meals with vendors. Breckinridge has a policy in place that regulates the acceptance of such items. The policy includes but is not limited to: seeking approval on items over a specific value, submitting reports on certain items and certifying periodically to policy compliance.

COMPENSATION. All members of the portfolio management team receive a compensation and benefits package that includes a base salary and eligibility for bonus and profit sharing. Base salary is determined by at least the following: the role and responsibilities, the person’s experience, and market data for similar jobs. Individual performance and contribution are additional considerations during the annual review process. Bonuses are paid quarterly and are not tied to the performance of any client account or strategy. Each member of the team is also eligible to receive equity options. Our Board of Directors determines the amount of options to issue and, with input from the Executive Committee, the recipients of those options.

City of London Investment Management Company Limited (“CLIM”) CLIM serves as a Specialist Manager for The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Corporate Opportunities Portfolio and The Intermediate Term Municipal Bond Portfolio. Day-to-day portfolio management of those assets of The International Equity Portfolio will be the responsibility of a team led by Michael Edmonds. Day-to-day portfolio management of those assets of The Institutional International Equity Portfolio allocated to CLIM will be the responsibility of a team led by Michael Edmonds as well as a team led by Chris Weaver. Day-to-day portfolio management of those assets of The Emerging Markets Portfolio allocated to CLIM will be the responsibility of a team led by Oliver Marschner. Day-to-day portfolio management of those assets of The Corporate Opportunities Portfolio will be the responsibility of a team led by James Millward as well as a team led by Chris Weaver. Day-to-day portfolio management of those assets of The Intermediate Term Municipal Bond Portfolio allocated to CLIM will be the responsibility of a team led by James Millward. For each portfolio, the lead portfolio manager has ultimate responsibility for constructing and managing the portfolio. However, the decision making process is developed as a team, and decisions are generally reached via consensus within the applicable investment team. Each portfolio manager also provides portfolio management for certain other pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	1	$61 million	8	$187 million
Michael Edmonds	0	$0	5	$1,676 million	3	$569 million
Michael Sugrue	0	$0	5	$1,676 million	3	$569 million
Oliver Marschner	0	$0	11	$1,901 million	9	$1,828 million
Christopher Weaver	0	$0	0	$0	1	$152 million
Jeff Gill	0	$0	12	$1,913 million	9	$1,828 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	0	$0	0	$0
Michael Edmonds	0	$0	0	$0	0	$0
Michael Sugrue	0	$0	0	$0	0	$0
Oliver Marschner	0	$0	0	$0	0	$0
Christopher Weaver	0	$0	0	$0	0	$0
Jeff Gill	0	$0	0	$0	0	$0

CONFLICTS OF INTEREST. The investment management team at CLIM may manage multiple accounts for multiple clients. These accounts may include mutual funds, segregated accounts, non-US collective investment schemes and private funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and

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conflicts in the allocation of investment opportunities. CLIM manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by directors, compliance, and independent third parties. CLIM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION. CLIM’s compensation and incentive policy for all employees is linked to individual performance, which is determined via an appraisal process. The formal process of performance review takes place annually. CLIM’s holding company, City of London Investment Group PLC (“CLIG”) considers performance of senior level staff through the Remuneration Committee, which is comprised of independent non-executive Directors. They consider for their review information gathered via departmental managers and filtered through CLIM’s Executive Directors, as well as external data which provides an understanding of current salaries and overall compensation packages within the market place. CLIM’s Board makes recommendations on relevant aspects of compensation, which are passed to CLIG’s Remuneration Committee for consideration and approval. All intermediate and junior level staff are appraised directly by their line managers, who make salary recommendations for approval by CLIM’s Executive Directors.

HC Capital Solutions (“HC Capital”) may at times directly manage a portion of a Portfolio’s investments in ETFs, index futures and forwards designed to obtain broad market exposure. HC Capital is a separate operating division of Hirtle Callaghan & Co., LLC. Mr. Brad Conger, CFA, Mr. Akhil Jain, Mr. Matthew Mead, CFA and Mr. Paul Shaffer, CFA act as the portfolio managers for each Portfolio. Mr. Conger, Mr. Jain, Mr. Mead and Mr. Shaffer each also provides oversight of the Specialist Managers providing day-to-day portfolio management for certain other pooled investment vehicles and separately managed accounts, but does not directly provide such day-to-day services to any other accounts or portfolios.

CONFLICTS OF INTEREST. While there are certain conflicts of interest inherent in directly managing one portfolio while providing oversight services to multiple other portfolios, as discussed above, HC Capital believes that the limited nature of the role of managing a Portfolio’s investments in ETFs, index futures and forwards, combined with the policies and procedures adopted by HC Capital, minimizes the potential impact of any such conflicts.

COMPENSATION. Mr. Conger, Mr. Jain, Mr. Mead and Mr. Shaffer each receives a base salary and an annual bonus, which is at the discretion of the Adviser and is not directly linked to the performance of any one or more accounts.

Insight North America LLC (“Insight”) Insight serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Insight is a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”) and is under common control with Mellon Investments Corporation. Daniel Marques, CFA is responsible for the day-to-day management of the Intermediate Term Municipal Bond Portfolio. He also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

OTHER ACCOUNTS MANAGED* — TOTAL As of June 30, 2025

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Daniel Marques	3	$1.25 billion	0	$0	185	$1.29 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST – Insight

In the course of Insight’s normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Insight or its personnel diverge from those of a client or when Insight or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

Insight ensures it manages conflicts of interest fairly and in accordance with SEC rules and guidance, and does not place its own interests unfairly above those of its customers.

All material conflicts of interest are presented in greater detail within Part 2A of Insight’s Form ADV.

COMPENSATION – Insight

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The strategic goal of Insight is to provide a high-quality investment service to our clients over the long term. The route to achieving this strategy is through the performance and commitment of our people. Our reward philosophy has a key role to play in the motivation and retention of our people and is therefore an important contributing factor in the achievement of our business strategy. Our approach to remuneration and how this incentivizes behaviors within Insight is captured within five key parameters:

Shared ownership for all employees: Our people are highly engaged with our business and our culture of collective ownership reinforces collaboration across teams and strengthens the alignment with our clients. All of our people are awarded an annual grant of our long-term incentive plan (LTIP). LTIP awards typically vest after three years and their value is based on an independent external assessment of Insight’s market value. Share-based LTIP is awarded as non-voting, non-dividend paying equity in Insight.

The LTIP is a powerful tool for staff retention and ensures employees share directly in the success of the business. For our senior management, investment desk heads and material risk-takers, we operate a deferral policy where at least 40% of variable pay is deferred through LTIP. In the UK, our employees also have an opportunity to acquire Insight shares from their pre-taxed salary.

Designed to support a culture of high performance: Our approach to remuneration is designed to support the culture of the business and to ensure that top performance is recognized with top quartile industry pay. This has successfully enabled us to attract and retain, what we believe to be, the best available talent in the industry. The structure of our remuneration schemes actively promote team working and collaboration across teams. The main components of remuneration are base salary and variable pay. Variable pay is made up of two elements; discretionary annual cash amount and a deferral into our LTIP, awarded under a consistent set of principles, globally. We also offer competitive benefits and well-being programs, where the health and welfare of our people is paramount.

Simple and transparent: We recognize the importance of applying a clear and consistent remuneration process as aligned with our philosophy of payment for performance. For our senior staff, total remuneration is heavily weighted towards variable pay and the overall value of variable pay is directly linked to the profitability and performance of the business. Therefore, if Insight performs and our people deliver strong performance their total remuneration will be competitive.

Aligned with performance management: Insight believes firmly in setting performance-related objectives that are structured to promote sound and effective risk management within the company’s risk management appetite. Performance is assessed and evaluated in light of an individual’s contribution to the overall client mandate, team and business performance, and culture. We aim to reward most highly those individuals who help the team to perform strongly. A team culture is an essential part of the way we conduct our business and our remuneration policy is designed to encourage this.

Regulatory compliant with robust governance: The general principles of our remuneration arrangements are agreed with our parent company, BNY, and are reviewed at least twice a year by the Insight Remuneration Committee. We ensure our remuneration processes and policy are compliant with all relevant regulation, including the requirements of the FCA Remuneration Code and corresponding local Directives.

Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (“Mellon”) serves as a Specialist Manager for The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Corporate Opportunities Portfolio, The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Mellon. Ms. Marlene Walker Smith, Mr. David France, CFA, Mr. Todd Frysinger, CFA, Ms. Vlasta Sheremeta, CFA, Mr. Michael Stoll, and Mr. Gregg Lee, CFA also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. The assets listed below are managed utilizing a team approach. Certain information about these responsibilities is set forth below.

U.S. EQUITY PORTFOLIO

INSTITUTIONAL U.S. EQUITY PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS PORTFOLIO

THE ESG GROWTH PORTFOLIO

THE CATHOLIC SRI GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2025

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	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Marlene Walker Smith	143	$177,741 million	147	$145,226 million	155	$158,396 million
David France	128	$153,834 million	114	$121,050 million	134	$125,448 million
Todd Frysinger	128	$153,834 million	114	$121,050 million	134	$125,448 million
Vlasta Sheremeta	128	$153,834 million	114	$121,050 million	134	$125,448 million
Michael Stoll	128	$153,834 million	114	$121,050 million	134	$125,448 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE—As of June 30, 2025

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Marlene Walker Smith	0	$0	0	$0	0	$0
David France	0	$0	0	$0	0	$0
Todd Frysinger	0	$0	0	$0	0	$0
Vlasta Sheremeta	0	$0	0	$0	0	$0
Michael Stoll	0	$0	0	$0	0	$0

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE U.S. GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

THE CORPORATE OPPORTUNITIES PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2025

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Marlene Walker Smith	143	$177,741 million	147	$145,226 million	155	$158,396 million
Gregg Lee	15	$23,907 million	33	$24,176 million	21	$32,945 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Marlene Walker Smith	0	$0	0	$0	0	$0
Gregg Lee	0	$0	0	$0	0	$0

CONFLICTS OF INTEREST-Mellon.

It is the policy of Mellon Investments Corporation (the “Firm”) to make business decisions free from conflicting outside influences. The Firm’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY”), potential conflicts may also arise between the Firm and other BNY companies.

The Firm will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted a Code of Ethics (the “Code”) and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management,

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execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, the Firm has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.

COMPENSATION-Mellon.

The firm's rewards program is designed to be market-competitive and align our compensation with the goals of our clients.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles.

The following factors encompass our rewards program:

• Base salary

• Annual cash incentive

• Long-Term Incentive Plan (applicable only to select senior individuals)

• BNY restricted stock units

Parametric Portfolio Associates LLC (“Parametric”.) Parametric serves as a Specialist Manager to The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio and The Intermediate Term Municipal Bond Portfolio (the “Portfolios”). Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of the Portfolios allocated to Parametric. Messrs. Talmo, Nelson and Nowicki are portfolio managers for the Liquidity Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Talmo, Nelson and Nowicki are portfolio managers for the Options Overlay Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Talmo, Nelson and Nowicki are portfolio managers for the Targeted Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Ms. Mihara and Mr. Wotherspoon are portfolio managers for the Targeted Strategy with respect to The Institutional U.S. Equity Portfolio and The Institutional International Equity Portfolio and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Mr. Wotherspoon and Ms. Li are the portfolio managers for the Tax-Managed Custom Core Strategy with respect to The U.S. Equity Portfolio and The International Equity Portfolio. Ms. Mihara is the portfolio manager for the Tax-Managed Custom Core Strategy with respect to The Emerging Markets Portfolio. Mr. Wotherspoon and Mses. Mihara and Li also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts.

LIQUIDITY STRATEGY: OTHER ACCOUNTS MANAGED — TOTAL* (as of June 30, 2025)

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Clint Talmo, CFA	0	$0	26	$2.17 billion	116	$8.80 billion
Jason Nelson, CFA	0	$0	26	$2.17 billion	116	$8.80 billion
Tyler Nowicki, CFA	0	$0	1	$0	156	$35.11 billion

*	None of these accounts has an advisory fee based on performance.

Note: Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

OPTIONS OVERLAY STRATEGY: OTHER ACCOUNTS MANAGED — TOTAL* (as of June 30, 2025)

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	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Clint Talmo, CFA	0	$0	26	$2.17 billion	116	$8.80 billion
Jason Nelson, CFA	0	$0	26	$2.17 billion	116	$8.80 billion
Tyler Nowicki, CFA	0	$0	1	$0	156	$35.11 billion

*	None of these accounts has an advisory fee based on performance.

TARGETED STRATEGY:

OTHER ACCOUNTS MANAGED — TOTAL* (as of June 30, 2025)

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Clint Talmo, CFA	0	$0	26	$2.17 billion	116	$8.80 billion
Jason Nelson, CFA	0	$0	26	$2.17 billion	116	$8.80 billion
Tyler Nowicki, CFA	0	$0	1	$0	156	$35.11 billion
Jennifer Mihara	64	$37.72 billion	6	$742.47 billion	129,232	$327.29 billion
Gordon Wotherspoon	26	$13.73 billion	0	$0	129,232	$327.29 billion

*	None of these accounts has an advisory fee based on performance.

Note:	Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

TAX-MANAGED CUSTOM CORE STRATEGY:

OTHER ACCOUNTS MANAGED — TOTAL* (as of June 30, 2025)

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Jennifer Mihara	0	$0	0	$0	129,232	$327.29 billion
Gordon Wotherspoon	0	$0	0	$0	129,232	$327.29 billion
Xiaozhen Li	11	$6.89 billion	0	$0	129,189	$323.76 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. Parametric is a wholly-owned subsidiary of Morgan Stanley, a global financial institution that provides a broad spectrum of investment banking and financial services. Parametric and its affiliates advise other clients and investment funds with a wide variety of investment objectives that may in some instances overlap or conflict with the Funds’ investment objectives and present conflicts of interest. Parametric may face conflicts in the allocation of investment opportunities among the Funds and other clients. Parametric may have incentives to favor one account over another, such as if one client pays higher management fees. Additionally, Parametric and its affiliates may invest their own assets in an investment opportunity that falls within the Funds’ investment objectives, which may reduce the number of investment opportunities available to the Fund. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, Parametric has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of Parametric, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duty of Parametric.

Parametric and its affiliates may invest in different classes of securities of the same issuer. As a result, Parametric and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing right on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on

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another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, Parametric and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by Parametric or its affiliates on behalf of one client can negatively impact securities held by another client. In addition, Parametric or its affiliates may invest in or advise a company that is or becomes a competitor of a company held by the Funds. Such investment could create a conflict between the Funds on the one hand, and Parametric and its affiliates and their clients on the other hand.

Parametric and its affiliates may give advice and recommend securities to other clients and their own accounts which may differ from advice given to, or securities recommended be bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund. Additionally, certain securities or instruments may be held in some client accounts, including the Funds but not in others, or client accounts may have different levels of holdings in certain securities or instruments. In addition, Parametric and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in that a short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa). Parametric and its affiliates maintain separate trading desks that operate independently of each other and do not share information with each other. These desks may compete against each other when implementing buy and sell transactions, possibly causing certain accounts of Parametric and its affiliates to pay more or receive less for a security than other client accounts.

Parametric and its affiliates may from time-to-time receive confidential or material non-public information regarding an investment and may be limited in its ability to utilize such information or to transact in such securities, potentially adversely affecting the Funds. Parametric and its affiliates may be precluded from sharing such information with each other or with its investment team. In addition, Parametric may, in certain instances, be required to aggregate its holdings with its affiliates, potentially causing Parametric to refrain from making investments due to position limit restrictions. Parametric and its affiliates have sought to limit the impact of these potential restrictions by establishing certain information barriers and other policies which limit the sharing of information between different groups within Morgan Stanley.

In the course of its business, Morgan Stanley engages in activities where Morgan Stanley’s interest or the interests of its clients may conflict with the interests of Parametric’s clients, including the Funds. Morgan Stanley engages in investment banking and broker-dealer activities. This may create conflicts of interests between those activities and the Funds. For example, Morgan Stanley’s provision of financial advice to issuers of securities held by the Funds regarding matters such as mergers, acquisitions, restructurings or financings may impact the price of such securities. Morgan Stanley will also publish research and analysis which may impact the price of securities held by the Funds. Activities conducted by Morgan Stanley may affect Parametric’s ability to transact in certain securities from time-to-time.

All of the transactions and activities described above involve the potential for conflicts of interest between Parametric, its affiliates, and their clients. The Advisers Act, 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. Parametric has instituted policies and procedures, including a code of ethics, designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Parametric seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client. For more information about these and other conflicts of interest of Parametric, please see Parametric’s Form ADV Part 2A.

COMPENSATION. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on Fund performance or the assets in the Fund, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of Fund shareholders without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Parametric is a subsidiary of Morgan Stanley. Violations of Parametric’s or Morgan Stanley’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of Parametric has the following components:

(1)	a base salary

(2)	Discretionary bonus

·	This bonus may be paid in cash, or for those who meet the eligibility for deferred compensation, may be paid in a combination of cash and deferred awards that may include Morgan Stanley restricted stock and Deferred Cash awards.

·	Deferred awards vest after 3 years.

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Parametric employees also receive certain retirement, health and welfare insurance and other benefits that are broadly available to Morgan Stanley employees. Compensation of employees is reviewed on an annual basis. Considerations for adjustments in base salary and bonus decisions are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Notice and Non-Solicit agreements for Managing Directors and Executive Directors of the company.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Compensation is also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of investment professionals are comparatively fixed, variable compensation in the form of bonuses may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

RhumbLine Advisers (“RhumbLine”) serves as a Specialist Manager for The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio. RhumbLine is a Massachusetts limited partnership with its principal office in Boston, Massachusetts and is an employee-owned firm. RhumbLine has been registered with the Securities and Exchange Commission as an investment adviser since 1990. RhumbLine provides passive (i.e. index-based) portfolio management services to institutional investors. RhumbLine provides customized discretionary management services utilizing an indexed approach to investing. As of June 30, 2025, RhumbLine had approximately $129.2 billion in assets under management. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of the Portfolios allocated to RhumbLine.

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE EMERGING MARKETS PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL* As of June 30, 2025

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Alex Ryer, CFA	3	$4.880 billion	1	$854 million	59	$27.578 billion
Julie Lee	3	$4.880 billion	9	$7.763 billion	95	$41.174 billion
Jeff Kusmierz	3	$4.880 billion	6	$9.314 billion	84	$15.400 billion
Antonio Ballestas	3	$4.880 billion	0	$0	107	$14.214 billion
Andrew Zagarri, CFA	3	$4.880 billion	2	$504 million	76	$7.075 billion
Mark J. Duffy, CFP, CFA**	-	$-	-	$-	-	$-

*	None of these accounts has an advisory fee based on performance.
**	No information to be reported as of June 30, 2025, because Mr. Duffy joined the portfolio management team on October 31, 2025.

CONFLICTS OF INTEREST. The RhumbLine portfolio managers may manage multiple accounts for multiple clients. In addition to the Funds, these accounts may include separate accounts, pooled investment trusts, and other types of investment funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. RhumbLine manages potential conflicts among funds or other accounts through its allocation policy of investment opportunities and trades and internal review processes. RhumbLine processes are designed to ensure that no one client, regardless of type, is favored at the expense of another.

Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. RhumbLine will not purchase or sell the same instruments at the same time

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or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although RhumbLine manages numerous accounts and/or portfolios with similar or identical investment objectives or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. RhumbLine may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund.

As a passive index manager, RhumbLine never allocates share amounts. RhumbLine’s trade amounts are always transmitted to brokers at the individual account level and the corresponding fills are confirmed back at the account level. RhumbLine never reallocates share amounts or aggregate trades across accounts. However, under certain circumstances, RhumbLine may request that the broker aggregate the execution price of trades for different client accounts if we determine that aggregation will be in their best interest. For example, if a constituent security is added to or deleted from an index, an aggregate order may be requested. In such cases, the trades are allocated by the executing brokers using an average price so that all accounts are treated fairly.

RhumbLine and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to RhumbLine than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for RhumbLine to favor these accounts over those that have only fixed asset-based fees, such as the Fund with respect to areas such as trading opportunities and trade allocation.

Since RhumbLine endeavors at all times to put the interest of its clients first as part of its fiduciary duty as a registered investment advisor, it takes the following steps to address these conflicts: (1) disclose to clients the existence of material conflicts of interest; (2) manage to each client’s investment objective and other investment parameters; and (3) conduct regular reviews of client accounts to verify that investments are in-line with the client’s investment guidelines and consistent with the client’s investment objective.

COMPENSATION. RhumbLine has a three prong compensation structure that allows us to attract and retain high quality investment professionals. All RhumbLine employees are paid a competitive salary and employees are eligible to receive a semi-annual performance incentive based upon job performance and the successful growth of the firm’s revenues by asset growth and/or client/account growth. Within the investment group, tracking within client specific guidelines is a component of job performance. RhumbLine reviews the tracking error of each client portfolio over both the long and short term period on a monthly basis.

In addition, key RhumbLine employees may be awarded equity ownership and/or profits interest in the firm. These awards are typically based on the employee’s contribution, years of service and other relevant accomplishments. This equity/profits ownership program not only allows the managing partners to recognize an individual’s contribution, it also broadens and diversifies the ownership, maintains a competitive overall compensation structure and keeps our focus closely aligned with our clients’ interests.

Wellington Management Company LLP — (“Wellington Management”) serves as the Specialist Manager for The Institutional U.S. Equity Portfolio. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,291 billion in assets.

Listed below is the portfolio manager responsible for making day-to-day investment decisions for The Institutional U.S. Equity Portfolio.

Bradford D. Stoesser, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of The Institutional U.S. Equity Portfolio since February, 2020. Mr. Stoesser joined Wellington Management as an investment professional in 2005.

Mr. Stoesser also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities, as of June 30, 2025, is set forth below.

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

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	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	13	$1,717 million	37	$864 million	63	$1,004 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	0	$0 million	0	$0 million	0	$0 million

CONFLICTS OF INTERESTS. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Portfolio (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolio. The Portfolio Manager makes investment decisions for each account, including the Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Portfolio.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolio, or make investment decisions that are similar to those made for the Portfolio, which have the potential to adversely impact the Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Because incentive payments paid by Wellington Management to the Portfolio Manager is tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION. Wellington Management receives a fee based on the assets under management of the Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and HC Capital Trust on behalf of the Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Portfolio. The following information is as of June 30, 2025.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolio (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based

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on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stoesser is a Partner.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
The Institutional U.S. Equity Portfolio	DJ US Select RESI Index

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectus, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The U.S. Equity Portfolio, The Institutional U.S. Equity Portfolio, The Corporate Opportunities Portfolio, The ESG Growth Portfolio and the Catholic SRI Growth Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The International Equity Portfolio and The Institutional International Equity Portfolio will declare dividends semi-annually. The Emerging Markets Portfolio will declare dividends annually. Income dividends on each of the Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code and has elected to qualify each year as a RIC. A Portfolio that qualifies as a RIC under Subchapter M of the Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the Portfolio timely distributes to the Portfolio’s shareholders, provided that for each tax year, a Portfolio (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes an amount at least equal to the sum of 90% of the Portfolio’s investment company taxable income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) computed without regard to the dividends-paid deduction and 90% of its net tax-exempt income for such year (the “Distribution Requirement”). The first requirement for RIC qualification is that the Portfolio must receive at least 90% of the Portfolio’s gross income each year from “qualifying income” (the “90% Test”). Qualifying income includes dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities, and foreign currencies, and net income derived from interests in qualified publicly traded partnerships. Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. A second requirement for qualification as a RIC is that a Portfolio must diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Portfolio fails to satisfy the 90% Test or the Asset Test in any taxable year, the Portfolio may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Portfolio corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a

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Portfolio may be required to dispose of certain assets. If these relief provisions were not available to a Portfolio and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders. Under such circumstances, Portfolio distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and lower tax rates on qualified dividend income received by noncorporate shareholders, if certain requirements are met. To requalify for treatment as a RIC in a subsequent taxable year, the Portfolio would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Portfolio failed to qualify for tax treatment as a RIC. If a Portfolio fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Portfolio -level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If a Portfolio meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed (less any available capital loss carryovers). The Portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be required to increase their tax basis, for federal income tax purposes, in their shares in the Portfolio by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Tax Treatment of Distributions” below). A “qualified late year loss” includes: (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Portfolio intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Portfolio may carry net capital losses from any taxable year forward to offset capital gains in future years. Net capital loss, the excess of the Portfolio’s net short-term capital losses over its net long-term capital gains, is treated as a short-term capital loss arising on the first day of such Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Such losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. Generally, the Portfolio may not carry forward any losses other than net capital losses. Under certain circumstances, the Portfolio may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Each Portfolio intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Portfolio shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.

TAX TREATMENT OF DISTRIBUTIONS. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits and a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

The Portfolio may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.

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Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Ordinary income dividends reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain provided certain holding period requirements are met. Qualified dividend income means dividends paid to a Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Income derived from investments in derivatives, fixed income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from U.S. corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Income derived by the Portfolio from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Under the TCJA “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

TAX TREATMENT OF DISTRIBUTIONS BY THE SHORT-TERM MUNICIPAL BOND PORTFOLIO AND THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO – TAX-EXEMPT INTEREST. The Portfolios above intend to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Portfolio’s taxable year at least 50% of the Portfolio’s total assets consists of municipal securities, which are exempt from federal income tax. Distributions from the Portfolios will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Portfolios are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences.

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Portfolio of ordinary income and capital gains will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after Aug. 7, 1986 generally will constitute an item of tax preference includable in AMTI. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.

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Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Portfolio distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, the Portfolio may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

TAX TREATMENT OF CERTAIN DEBT INSTRUMENTS. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by a portfolio may be included for tax purposes in the portfolio’s gross income, even though no cash attributable to such gross income has been received by the portfolio. In such event, the portfolio may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the portfolio may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the portfolio and additional capital gain distributions to portfolio shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a portfolio may cause amounts previously distributed in the taxable year as income to be characterized as a return of capital.

TAX MATTERS RELATING TO THE USE OF CERTAIN INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a “Section 1256 contract” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year.

In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

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Certain covered call writing activities of the Portfolio may trigger the U.S. federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 50% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by the Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Certain of a Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Under the Code, dividends or gains derived by a Portfolio from any investment in a “passive foreign investment company” or “PFIC” — a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other “passive income” or 50% or more of the assets of which produce “passive income” — may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to address the tax consequences described above, those Portfolios authorized to invest in foreign securities will report investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid portfolio-level tax.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. An equity U.S. REIT, and in turn a Portfolio, may distribute excess cash to shareholders in the form of a return of capital distribution. Any return of capital will reduce a shareholder’s tax basis in portfolio shares and, to the extent such basis is exceeded, will generally give rise to capital gains. If a U.S. REIT fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders, like the Portfolio, as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

An investment by a Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes (which may be reduced or eliminated under certain tax treaties), transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties.

The Institutional U.S. Equity Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools”. Under Treasury regulations

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that have not yet been issued, but may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as The Institutional U.S. Equity Portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to UBIT and certain other organizations) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Specialist Manager does not intend to invest a substantial portion of The Institutional U.S. Equity Portfolio’s assets in REITs which generate excess inclusion income.

Typically, shareholders in the Portfolio will receive a statement that shows the tax status of distributions you received the previous year. The Portfolio may at times find it necessary to reclassify income after it issues shareholder’s tax information reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Trust from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Portfolio has received on its investments, particularly in REITs, during the prior calendar year. Prior to issuing statements, the Trust makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. The Portfolio may obtain an extension of time, of up to one month, to send shareholders in the Portfolio shareholder’s original tax information reporting statement in order to ascertain that the tax status of distributions received are correctly categorized; or the Portfolio will send affected shareholders corrected tax information reporting statement to reflect reclassified information after the Portfolio’s fiscal year end.

SALES OF SHARES. Upon the disposition of shares of a Portfolio (whether by redemption or sale), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Portfolio shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Portfolio redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

The Portfolio will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Portfolio shares purchased after January 1, 2012 unless you instruct the Portfolio in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (“FIFO”), Last In, First Out (“LIFO”), Specific Lot Identification (“SLID”) or High Cost, First Out (“HIFO”)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Portfolio will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all Portfolio positions for all of your accounts, as well as to all future Portfolio added, unless otherwise indicated by you.

Mutual fund shares acquired prior to January 1, 2012 are not covered by cost basis regulations. When available, average cost will be reported to investors who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.

When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship, unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedent’s portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.

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The Portfolios are also required to report gains and losses to the IRS in connection with the redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Portfolio that it is a C corporation in its account application or by written instruction, the Portfolio will treat the shareholder as an S corporation and file a Form 1099-B.

FOREIGN SHAREHOLDERS. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for: (a) capital gain dividends reported by the Portfolio to shareholders as such and paid by the Portfolio from its net long-term capital gains, other than long-term capital gains realized on the disposition of U.S. real property interest as discussed below (unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year), (b) short-term capital gain dividends reported by the Portfolio to shareholders as such and paid by the Portfolio from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interest, (c) exempt-interest dividends paid by the Portfolio from its net interest income earned on municipal securities, and (d) interest-related dividends reported by the Portfolio to shareholders as such and paid from its qualified net interest income from U.S. sources.

However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. The Institutional U.S. Equity Portfolio may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Portfolio’s non-U.S. shareholders and may require the non-U.S. shareholder to file a U.S. tax return. Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in USRPI, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

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HISTORY OF THE TRUST AND OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end, series, management investment company. The Trust currently offers shares of fourteen investment portfolios, each with a different objective and differing investment policies. Each Portfolio is diversified, as that term is defined in the Investment Company Act. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust’s Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in the Prospectus, shares of the Trust will be fully paid and non-assessable.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. As noted elsewhere in this SAI, however, the Trust has received an exemptive order from the SEC that allows it, under certain circumstances, to enter into investment advisory agreements with Specialist Managers without submitting such agreements to shareholders for approval. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS. The table beginning on the following page shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of October 2, 2025. Persons who owned of record or beneficially more than 25% of a Portfolio’s outstanding shares may be deemed to control the Portfolio within the meaning of the Investment Company Act. The nature of ownership for each position listed is “Record” unless otherwise indicated. Hirtle Callaghan & Co., LLC (of which the Adviser is a division) may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares Hirtle Callaghan & Co., LLC disclaims beneficial ownership.

***** Remainder of Page Intentionally Left Blank*****

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Portfolio/Shareholder	No. of Shares	Percent of Total Assets Held by the Shareholder

THE U.S. EQUITY PORTFOLIO

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	19,534,231.132	43.32%

SAXON CO P O BOX 94597 CLEVELAND OH 44101	4,906,108.172	10.88%

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 152-1010 PITTSBURGH PA 15258	4,503,743.633	9.99%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	4,089,436.938	9.07%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	3,209,391.839	7.12%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	3,049,933.608	6.76%

BAND CO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	2,436,101.952	5.40%

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	61,620,388.906	37.35%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	41,502,761.147	25.15%

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	30,599,531.091	18.55%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	18,652,218.891	11.30%

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Portfolio/Shareholder	No. of Shares	Percent of Total Assets Held by the Shareholder
THE ESG GROWTH PORTFOLIO

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	6,050,718.464	96.07%

THE CATHOLIC SRI GROWTH PORTFOLIO

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	2,825,730.078	63.72%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,195,549.286	26.96%

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	413,084.165	9.32%

THE INTERNATIONAL EQUITY PORTFOLIO

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	18,144,623.459	42.83%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	6,930,930.608	16.36%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	5,418,507.541	12.79%

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 152-1010 PITTSBURGH PA 15258	4,997,822.847	11.80%

BAND CO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	2,527,628.228	5.97%

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 152-1010 PITTSBURGH PA 15258	30,574,568.765	34.68%

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Portfolio/Shareholder	No. of Shares	Percent of Total Assets Held by the Shareholder
CAPINCO C O US BANK NA	24,431,167.787	27.71%
1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	15,032,070.511	17.05%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	11,628,280.388	13.19%

THE EMERGING MARKETS PORTFOLIO

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	11,181,223.367	30.86%

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	9,514,613.127	26.26%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	6,059,819.870	16.72%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	4,721,730.133	13.03%

THE CORE FIXED INCOME PORTFOLIO

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	6,113,034.642	53.31%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	2,849,153.305	24.85%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	1,251,741.899	10.92%

STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN ADP ACCESS PRODUCT PO BOX 5501 BOSTON MA 02206-5501	905,284.319	7.89%

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THE CORPORATE OPPORTUNITIES PORTFOLIO

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	9,212,165.782	33.83%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	8,772,329.854	32.22%

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	3,994,000.884	14.67%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	3,185,431.452	11.70%

THE U.S. GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	47,625,915.896	35.09%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	39,683,717.058	29.24%

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	20,708,460.014	15.26%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	18,207,100.109	13.41%

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	10,699,596.948	31.53%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	10,492,415.093	30.92%

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	5,502,134.445	16.21%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE	4,543,544.714	13.39%

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OAKS PA 19456

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

MAC CO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	9,432,684.569	31.92%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	9,288,790.606	31.43%

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	4,343,713.186	14.70%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	4,092,579.166	13.85%

THE SHORT-TERM MUNICIPAL BOND PORTFOLIO

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	4,320,621.875	60.97%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,677,528.333	23.67%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	374,989.962	5.29%

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

RELIANCE TRUST CO FBO DEUTSCHE BANK CC PO BOX 570788 ATLANTA GA 30357	30,757,259.382	55.44%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	13,988,547.411	25.22%

BAND CO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	5,383,146.641	9.70%

POTENTIAL CONFLICTS OF INTEREST. The Trust, the Adviser and each of the Trust’s Specialist Managers, as well as the Trust’s principal underwriter, have adopted codes of ethics (each, a “17j-1 Code”) under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

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PROXY VOTING

The Trust has adopted Proxy Voting Policies and Procedures (the “Policy”) in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (the “Equity Portfolios” and the “Institutional Equity Portfolios”) by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios and the Institutional Equity Portfolios the responsibility for voting proxies received by the respective Portfolios in a manner that is designed to maximize the value of the shareholders’ interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager.

It is qualified by the full policy of each Specialist Manager, each of which is available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2025 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC’s website at http://www.sec.gov.

Agincourt Capital Management, LLC (“Agincourt”)

Agincourt Capital Management is focused on managing fixed income assets and rarely has the occasion to vote proxies. It is Agincourt’s policy to vote solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them if a proxy vote is required, and the voting rights have not been reserved by the plan fiduciary. If a proxy that is to be voted by Agincourt is received, it is logged and the materials are then distributed to Agincourt’s Management Team for the specific vote. Upon receipt of their decisions, Agincourt’s Chief Compliance Officer will log the rationales, and vote the proxy as per the decisions, in accordance with the Firm’s Policy and Procedures.

Breckinridge Capital Advisors, Inc. (“Breckinridge”)

Proxy ballots are not typically issued for bonds. Therefore, Breckinridge anticipates minimal to no proxy voting activity in fixed income client accounts. Nonetheless, Breckinridge has adopted written proxy voting policy and procedures that dictate the manner in which the firm processes and votes proxy ballots received on behalf of client accounts. Breckinridge has appointed a Proxy Committee to oversee and manage proxy voting on behalf of clients. For those clients who have delegated proxy voting authority to Breckinridge, the firm seeks to vote proxies in a manner that it determines, in good faith, to be in the client’s best interest. This determination will include a decision to take no action with respect to any proxy ballot. Only those proxies issued by the bonds purchased by Breckinridge in the course of managing the clients’ assets are considered. Proxies solicited by securities that were transferred into the portfolio for funding or contributions or temporary investment vehicles will not be acted upon by Breckinridge.

Breckinridge has no affiliates or subsidiaries, or other lines of business outside of investment management. As such, Breckinridge does not expect there to be many material conflicts of interests with regards to our proxy voting activities. If a material conflict is identified, the Proxy Committee, in consultation with Compliance, will take steps to address the conflict to ensure the vote is in the best interests of the clients. If the Proxy Committee believes the conflict cannot be sufficiently addressed, it will not permit any overrides and must vote in accordance with the written guidelines.

Breckinridge will furnish a copy of its proxy voting policy to each client upon requests. Clients also can request a copy of their proxy voting records by contacting Breckinridge’s Client Services Department.

City of London Investment Management Company Limited (“CLIM”)

CLIM has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CLIM’s authority to vote the proxies of its clients, including clients subject to ERISA, is established by advisory contracts or comparable documents.

As a significant long-term investor in closed-end funds, CLIM seeks to promote growth in the industry by encouraging closed-end funds to make their products more attractive to investors. Good corporate governance is a vital element of CLIM’s process. CLIM’s approach to corporate governance is a collective process involving the investment management teams located in each of the firm’s offices. CLIM reviews each proxy and generally votes consistent with the firm’s written Statement on Corporate Governance and Proxy Voting Policy for Closed-End Funds. All proxy votes are ultimately cast on a case-by-case basis.

CLIM values the right to vote but may abstain as a result of a conscious decision. However, CLIM cannot vote in instances where proxy materials are not received on a timely basis from a client-appointed custodian or due to administrative matters beyond CLIM’s control.

CLIM reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of clients on the one hand and CLIM’s interests (including those of our directors, employees and other similar persons) on the other hand (a “potential

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conflict”). CLIM performs this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy does not indicate that a potential conflict exists with respect to any other proposal in such proxy. If CLIM determines that a potential conflict may exist, it will promptly report the matter to the Compliance Department. The Compliance Department will determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of clients (excluding any client that may have a potential conflict).

Unless otherwise established with a client in writing, CLIM is responsible for voting all proxies related to securities that it manages for clients. A client may from time-to-time direct CLIM in writing to vote proxies in a manner that is different from the guidelines set forth in CLIM’s Proxy Voting Policies and Procedures. CLIM will follow such written direction for proxy votes only after receipt of such written direction.

Clients may obtain a copy of CLIM’s proxy voting policy and/or proxy voting record upon request from their usual contact at CLIM or upon request at info@citlon.co.uk or uscsclientservicing@citlon.com.

Insight North America LLC (“Insight”)

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients’ long-term economic interests.

The Insight Proxy Voting Policy (“Policy”) sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively “Insight”), where Insight has been granted by its Clients the authority to vote the proxies of the securities held in Client portfolios.

2. Policy Statement

Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.

3. Scope

Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.

4. Proxy Voting Process

Insight’s proxy voting activity adheres to best-practice standards and is a component of Insight’s Stewardship and Engagement Policy. In implementing its Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

· Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

· Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

· Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

· Sustainability: The board should take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

· The Chair: The chair of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

· The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making. There should be a clear division, between the board and the executive leadership of the company.

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· Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

· Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

· Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

· Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member’s contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company’s position and prospects.

· Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

· Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

· Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company’s emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

· Goal Based: The board should base remuneration on goal- based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

· Transparent: Remuneration arrangements should be transparent and should avoid complexity.

· Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group (“PVG”) – (see section 6). Voting Guidelines are available at the following link: www.insightinvestment.com/ri.

Day to day voting activity is performed by the Chair of the PVG, a senior portfolio manager with no investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background, however the vote will be cast by the Chair of the PVG. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). For contentious issues the rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva (“Voting Agent”). Insight provides detailed Voting Guidelines to the Voting Agent on the operational and reporting capacity of the service. The Voting Agent’s responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight’s specific Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies contentious issues that represent a significant monetary or strategic decision. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will decide if the issue is contentious or not, and if conflicts are deemed to exist, these will be escalated to the PVG (see section 5.2).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

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On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted annually on Insights website (see section 7). Insight conducts an annual due diligence with the Voting Agent to review the Voting Guidelines and related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

· make a financial gain or avoid a financial loss at the expense of the Client

· material differences in the thoughts of two PM’s who own the same security

· benefit if it puts the interest of one Client over the interests of another Client

· gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client’s interest

· obtain a higher than usual benefit from a third party in relation to a service provided to the Client

· receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or

· have a personal interest that could be seen to conflict with their duties at Insight

· creates a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.

· creates a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM’s who own the same security

In situations where there is a conflict of interest or perceived conflict of interest that creates a contentious voting issue, as determined by the chair of the PVG, the issue will be escalated to the PVG. A contentious voting issue is a voting decision which would have a detrimental impact to Clients or Insight’s reputation. All conflicts are handled in line with the Insight Conflicts of Interest Policy.

5.2 Escalation of Contentious Voting Issue

When a contentious voting issue has been identified, the PVG will review, evaluate and determine whether an actual material conflict of interest exist, and if so, will recommend how to vote the proxy. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

· removing certain Insight personnel from the proxy voting process

· walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote

· voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner and

· deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation, this may include an affiliated entity

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer (“CIO”) or delegate.

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6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

· Casting votes on behalf of Client

· Voting Policy: Oversee and set the Proxy Voting Policy

· Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

· Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

· Conflicts of interest: Manage conflicts when making voting instructions in line with Insight’s Conflict of Interest Policy

· Monitoring: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

· Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

· Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct investment discretion) and attended by portfolio management personal, the Head of Responsible Investment Research & Stewardship, Corporate Risk, Compliance, Client Services and Operations personal. The PVG is accountable to and provides biannual updates to the Investment Management Group (“IMG”) and Insight Risk Committee (“IROC”).

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the “share-blocking period” Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

Insight publishes its voting activity in full on its website and annual report. This can be found at www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight’s ability to vote proxies such as a change in voting agent. Notification of changes to the policy will be published at the following link: www.insightinvestment.com/ri.

Mellon, a division of Mellon Investments Corporation (“MIC”)

Mellon, through its Proxy Voting Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the "Mellon Voting Guidelines"). For non-U.S. companies without significant U.S. operations, Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines"). Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

Mellon takes seriously its responsibility to vote proxies on behalf of its clients as a prudent fiduciary. In general, we employ proxy voting to:

● Align the interests of a company’s management and board of directors with those of the company’s shareholders

● Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders regarding matters that could affect the long-term value of the company

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● Uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval

● Promote adequate disclosure about a company’s business operations and financial activity

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, Mellon generally seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYM Investment Adviser, Mellon, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser, Mellon or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis, together the "Proxy Advisors") and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of BNY and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY's Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon.

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MIC will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority. Our Voting Guidelines are also available publicly on our website at www.Mellon.com.

With respect to The Catholic SRI Growth Portfolio, proxies are voted in a manner designed to align with the values espoused in a) the ISS United States Catholic Faith-Based Proxy Voting Guidelines and in b) the ISS International Catholic Faith-Based Proxy Voting Guidelines.

With respect to The ESG Growth Portfolio, proxies are voted in a manner designed to align with the values espoused in a) the ISS United States Sustainability Proxy Voting Guidelines and in b) the ISS International Sustainability Proxy Voting Guidelines.

Parametric Portfolio Associates LLC (“Parametric”)

Policy

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented these policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary obligations and applicable regulatory requirements. When it has been delegated the responsibility to vote proxies on behalf of a client, Parametric will generally vote them in accordance with its Proxy Voting Guidelines (the “Guidelines”). The Guidelines are set and annually reviewed by the firm’s Proxy Voting Committee (the “Committee”). Parametric will consider potential conflicts of interest when voting proxies and disclose material conflicts to clients. Parametric will promptly provide these policies and procedures, as well as proxy voting records, to its clients upon request. As required, Parametric will retain appropriate proxy voting books and records. In the event that Parametric engages a third-party proxy adviser to administer and vote proxies, it will evaluate its conflicts of interest procedures and confirm its abilities to vote proxies in the client’s best interest.

Regulatory Requirements

Rule 206(4)-6 under the Investment Advisers Act requires that an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule specifically requires that the policies and procedures describe how the adviser addresses material conflicts of interest with respect to proxy voting. The rule also requires an adviser to disclose to its clients’ information about those policies and procedures, and how the client may obtain information on how the adviser has voted the client’s proxies. In addition, Rule 204-2 under the Act requires an adviser to retain certain records related to proxy voting.

Responsibility

The Client Relations Group (“CRG”) is responsible for account setup, which includes proxy voting instructions. CRG records account-level proxy voting authority in Parametric’s internal systems, reconciles this against information provided by the custodian for the account, and communicates any discrepancies to the advisor or consultant.

The Proxy Voting Coordinators (the “Coordinators”) are members of the Investment Strategy department who are responsible for ensuring proxy ballots are voted in accordance with the Guidelines for all accounts where Parametric has been delegated voting authority. The Coordinators are also responsible for reporting on voting activity and policy, preparing materials for the Committee, maintaining proxy voting records, and other tasks related to administering votes.

The Director of Responsible Investing (the “Director”), or their delegate, is responsible for reviewing and recommending changes to the Guidelines and Proxy Voting Policies and Procedures (“Policies and Procedures”), and providing guidance on any votes that fall outside the Guidelines.

The Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating proxy advisors engaged to vote proxies on behalf of clients. The Committee is responsible for setting and annually reviewing the firm’s Policies and Procedures and the Guidelines.

The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

Account Setup

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·	Parametric is generally delegated the responsibility to vote proxies on behalf of clients. (This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

·	Parametric views the custodian proxy voting setup as the book of record and will update its own internal systems to reflect this, even if it conflicts with the investment advisory agreement, once the advisor has been informed of the proxy voting authority discrepancy.

Proxy Voting Administration

·	The Coordinators are responsible for ensuring proxies are voted in accordance with the Guidelines. This includes ongoing management of Parametric’s voting environment and reviews of upcoming proxy meetings.

·	The Director, or their delegate, will review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Coordinators with regard to the Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.

·	In the unlikely event that a ballot proposal is not addressed by the Guidelines, the Coordinators will consult with the Director to confirm that the Guidelines do not address the proxy issue. If confirmed, the Director may escalate the issue to the Committee for their consideration. The Committee can review research and guidance issued by third party proxy adviser when making a vote determination. A vote determination must be approved in writing by not less than two Committee members. The rationale for making the determination will be documented.

·	Parametric may not vote one or more proxy ballots on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which share blocking practices may impose trading restrictions or voting requires filing a Power of Attorney).

·	The Coordinators also conduct periodic reviews for all active accounts of proxies that are not voted or that are voted inconsistent with the Guidelines. Ballots voted differently than the Guidelines, and the rationale for why, are documented by the Coordinators.

Proxy Voting Oversight

·	Parametric has established a Committee which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices.

·	On an annual basis, the Committee will approve the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders.

Proxy Adviser Due Diligence

·	In the event that Parametric deems it to be in a client’s best interest to engage a third party proxy adviser, Parametric will exercise due diligence to ensure that it can provide objective research and recommendations. This evaluation will consider the proxy adviser’s business and conflict of interest procedures, and confirm that the procedures address the firm’s conflicts.

·	On an annual basis, Parametric will monitor the performance of the proxy adviser and assess if changes have impacted their conflict of interest procedures. Initial and ongoing due diligence evaluations shall be documented in writing.

Conflicts of Interest

·	The Morgan Stanley Legal and Compliance division (“LCD”) will identify and actively monitor potential conflicts of interest which may compromise Parametric’s ability to vote a proxy ballot in the best interest of clients. LCD will maintain a List of Potentially Conflicted Companies and provide it to the Coordinators when it is updated. The list shall identify potential conflicts resulting from business relationships with clients, potential clients, service providers, and the firm’s affiliates.

·	If a proxy ballot is received from an issuer on the List of Conflicted Companies and a proposal is not addressed by the Guidelines, the Coordinators will forward the issue to the Director to confirm that the Guidelines do not address the proposal. If confirmed, the Director will escalate the proposal to the Committee.

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·	If the Committee determines a material[1] conflict exists and a proposal is not addressed by the Guidelines, it will make a good faith determination as how to vote the proxy (which may include voting abstain on the proposal not covered by the Proxy Voting Guidelines). The Committee will provide appropriate instructions to the Coordinators.

·	If a proxy ballot is received from Morgan Stanley, of which Parametric is an indirect wholly owned subsidiary, Parametric will “echo vote” such securities in the same proportion as the vote of all of the other voting shareholders at that shareholder meeting.

Proxy Voting Disclosure Responsibilities

·	As a sub-adviser to various mutual funds registered under the Investment Company Act of 1940, Parametric will, upon each fund’s request, compile and transmit in a timely manner all data required to be filed on Form N-PX to the appropriate fund’s administrator or third party service provider designated by the fund’s administrator.

·	Parametric will promptly report any material changes to these policies and procedures to its mutual fund clients to ensure that the revised policies and procedures may be properly reviewed by the funds’ Boards of Trustees and included in the funds’ annual registration statements.

Solicitations and Information Requests

·	Parametric’s proxy voting policies and procedures are summarized and described to clients in Item 17 of the firm’s Form ADV Brochure (Form ADV Part 2A). Parametric will promptly provide a copy of these proxy voting policies and procedures, which may be updated from time to time, to a client upon their request.

·	Parametric’s Form ADV Brochure discloses to clients how they may obtain information from Parametric about how it voted proxies on their behalf. Parametric will provide proxy voting information free of charge upon written request.

·	Parametric generally will not reveal or disclose to any third-party how it may have voted or intends to vote a proxy until its vote has been counted at the respective shareholder’s meeting. In accordance to regulatory requirements, Parametric will publicly discloses its proxy voting guidelines. No employee of Parametric may accept any benefit in the solicitation of proxies.

Compliance Review

On an annual basis, the Compliance Department will review the firm’s proxy voting policies and procedures, as required per Rule 206(4)-7, to confirm that they are adequate, effective, and designed to ensure that proxies are voted in clients’ best interests.

Recordkeeping

Parametric will maintain, in an easily accessible place for a period of seven years, all requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any documents that were material to making a decision how to vote proxies, and (5) client requests for proxy voting records and Parametric’s written response to any client request.

RhumbLine Advisers (“RhumbLine”)

Unless otherwise instructed by a client, RhumbLine is generally authorized by its clients to vote proxies for the securities held in client investment accounts. At their election, however, clients may retain this authority. When RhumbLine retains the final authority and responsibility for such voting, it is subject to reasonable written restrictions or voting instructions by its clients. RhumbLine keeps records of proxy voting available for inspection by each client and provides proxy voting records to each client annually. RhumbLine also monitors such voting for any potential conflicts of interest and maintains procedures to deal with these issues appropriately. To assist in its voting process, RhumbLine Advisers has engaged with Institutional Shareholder Services Inc. (ISS), a proxy voting adviser that specializes in the provision of proxy research, vote recommendations and related governance research services. ISS provides an end-to-end proxy voting platform and leading compliance and risk-management solutions for institutional investors worldwide. RhumbLine has delegated to ISS the authority to vote its clients’ proxies consistent with predetermined ISS voting policies. Unless otherwise specified by the client, ballots for securities in client portfolios will be voted according to the ISS U.S. Corporate Governance Policy. ISS is a member of the UN PRI, and its voting recommendations incorporate those principles. In addition, ISS offers specific proxy voting policies to its customers that select such policies, including sustainability and socially responsible investing policies. ISS also customizes proxy voting policies to specific requests. ISS also provides RhumbLine with reporting that reflects proxy voting activities for RhumbLine client portfolios and additional reporting to provide information for appropriate monitoring of such delegated

1The term material, when used to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which an average prudent investor ought reasonably to be informed before buying or selling any security of the particular company.

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responsibilities. ISS monitors the incoming ballots of RhumbLine’s accounts and performs ballot-to- account reconciliations to help ensure that ISS is receiving all ballots for accounts with voting rights. RhumbLine may have a conflict of interest related to voting certain securities of publicly held companies to which it provides investment advisory services. By maintaining the above-described proxy voting process through ISS, the votes are made based on overall predetermined voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest. ISS also maintains a Code of Ethics and written policies and procedures to identify potential conflicts of interest and prevent any potential conflicts from becoming actual conflicts. In the event that ISS does not provide a recommendation due to a conflict in voting, the CCO, or her designee, may consult RhumbLine’s Chief Investment Officer, or if necessary, ask for a recommendation. Documentation of any voting decisions will be maintained by the CCO.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion. The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)	Seeks to vote proxies in the best financial interests of the clients for which we are voting.
3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

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Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share Blocking and Re-Registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

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Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Grant Thornton LLP (“Grant Thornton”), located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the Trust’s independent registered public accounting firm, providing certain audit and tax-related services to the Trust.   The Trust’s financial statements as of June 30, 2025 (as included in the Trust’s Form N-CSR, as filed on September 4, 2025) have been audited by Grant Thornton LLP Grant Thornton. Such financial statements and accompanying reports are set forth in the Trust’s Annual Report to Shareholders and in the applicable Form N-CSR filing, which accompany this Statement of Additional Information and are incorporated herein by reference.

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RATINGS APPENDIX

RATINGS FOR CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.	Standard & Poor’s Ratings Services

Aaa	AAA

Judged to be of the best quality; smallest degree of investment risk.	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Aa	AA

Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”	Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A	A

Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.	Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

Baa	BBB

Medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time. Lacking in outstanding investment characteristics and have speculative characteristics as well.	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Ba	BB

Judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may every moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.	Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B	B

Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.	Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Caa	CCC

Of poor standing, such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated CCC have a current vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or

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economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Ca	CC

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds rated CC have a current high vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C	C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

Reserved for income bonds on which no interest is being paid.

D

In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for short term municipal notes:

SP-1 — Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

SP-2 — Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for short term notes:

MIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-1 — Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

RATINGS FOR COMMERCIAL PAPER

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for commercial paper:

Commercial Paper rated A-1 by Standard & Poor’s Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for commercial paper:

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The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The following summarizes the ratings used by Fitch for commercial paper:

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”).

AAA — Highest credit quality. ‘AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

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The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B -Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C- High short-term default risk. Default is a real possibility.

R-D Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D- Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

KROLL BOND RATING AGENCY

Long-Term Credit Ratings

Kroll Bond Rating Agency (KBRA) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations. These definitions should be used in conjunction with KBRA’s rating methodologies.

AAA –	Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA -	Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A -	Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB -	Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB -	Determined to be of low quality with moderate risk of loss to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B -	Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC -	Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.

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CC -	Determined to be near default or in default with average recovery expectations.

C -	Determined to be near default or in default with low recovery expectations.

D -	KBRA defines default as occurring if:

1.	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.
2.	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.
3.	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

DBRS/MORNINGSTAR

Long-Term Obligations Scale

All rating categories other than AAA and D also contain subcategories (high) and (low). The absence of either a (high) or (low) designation indicates the rating is in the middle of the category.

AAA –	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be affected by future events.

AA -	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A -	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future vents, but qualifying negative factors are considered manageable.

BBB -	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB -	Speculative, non-investment grade credit quality. The capacity for payment of financial obligations is uncertain. Vulnerable to future events.

B -	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC /C -	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D -	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as in the case of a distressed exchange.

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EGAN JONES RATINGS COMPANY

Long Term Credit Ratings

AAA -	Egan-Jones expects AAA ratings to have the highest level of creditworthiness with the lowest sensitivity to evolving credit conditions.

AA -	Egan-Jones expects AA ratings to have a higher level of creditworthiness with very low sensitivity to evolving credit conditions.

A -	Egan-Jones expects A ratings to have the high level of creditworthiness with low sensitivity to evolving credit conditions.

BBB -	Egan-Jones expects 'BBB' ratings to have the moderate level of creditworthiness with moderate sensitivity to evolving credit conditions.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -	Egan-Jones expects BB ratings to have a low level of creditworthiness with high sensitivity to evolving credit conditions.

B -	Egan-Jones expects B ratings to have a lower level of creditworthiness with higher sensitivity to evolving credit conditions.

CCC -	Egan-Jones expects CCC ratings to have a lowest level of creditworthiness with highest sensitivity to evolving credit conditions.

CC -	Egan-Jones expects CC ratings to have the lowest level of creditworthiness and some expectation of recovery.

C -	Egan-Jones expects C ratings to have the lowest level of creditworthiness and little expectation of recovery.

D -	Egan-Jones expects D ratings to have the no determinable level of creditworthiness with uncertain recovery expectations.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Egan-Jones's does not rate a particular obligation as a matter of policy.

EJR derives its "watch" assignments from the difference between the current and projected ratings. No difference between the two results in a "stable" watch, a higher projected rating results in a "positive" or "POS" watch and a lower projected rating results in a "negative" or "NEG" watch. The absence of a projected rating results in a "developing" or "DEV" watch. The addition of a POS or NEG is at the discretion of the analyst or Rating Committee and usually results from the direction the rate is expected to move over time.

For structured finance ratings, EJR will assign the "(sf)" modifier to any related ratings. Where applicable, a "AAA" rating in structured finance would be denoted by a "AAA(sf)"; the "(sf)" symbol only indicates that the security is a structured finance instrument. The following asset types are generally considered SF transactions and would therefore be assigned the "sf" modifier: asset-backed securities (ABS), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations (CDOs), insurance securitizations, and asset-backed commercial paper (ABCP) programs. The list presented here is not intended to be all inclusive or an exhaustive list of SF securities that would carry the "(sf)" symbol.

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Part C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)(a)	Certificate of Trust filed on December 15, 1994 with the Secretary of State of Delaware (Incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on January 2, 1998).

(1)(b)	Certificate of Amendment to Certificate of Trust filed on April 25, 2006 with the Secretary of State of Delaware. (Incorporated by reference to Exhibit (a)(1)(b) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(1)(c)	Certificate of Amendment to Certificate of Trust filed on March 2, 2010 with the Secretary of State of Delaware. (Incorporated by reference to Exhibit (a)(1)(c) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(2)	Amended and Restated Declaration and Agreement of Trust (as amended March 8, 2010) (Incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on March 12, 2010).

(b)	Amended Bylaws of the Trust (as amended November 9, 1995, July 15, 1999, April 14, 2000, December 10, 2008, March 8, 2010, February 1, 2017, March 26, 2019 and March 10, 2020). (Incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(c)	[instruments defining right of security holders] (All relevant provisions included in Exhibit (a), as referenced above.)

(d)	Investment Advisory Agreements

(1)(a)	Amended and Restated Investment Advisory Agreement dated March 9, 2021 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio), The International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The Short-Term Municipal Bond Portfolio and The Intermediate-Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(1)(a) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(1)(b)	Amendment No. 1 to the Amended and Restated Investment Advisory Agreement dated September 18, 2023 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio), The International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The Short-Term Municipal Bond Portfolio and The Intermediate-Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(1)(b) of Post-Effective Amendment No. 99 filed with the Securities and Exchange Commission on October 30, 2023.)

(1)(c)	Amendment No. 2 to the Amended and Restated Investment Advisory Agreement dated March 11, 2025 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The U.S. Equity Portfolio, The International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The Short-Term Municipal Bond Portfolio and The Intermediate-Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(1)(c) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

(1)(d)	Amended and Restated Investment Advisory Agreement dated March 9, 2021 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio. (Incorporated by reference to Exhibit (d)(1)(b) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(1)(e)	Appendix A, dated March 8, 2022, to the Amended and Restated Investment Advisory Agreement dated March 9, 2021 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio. (Incorporated by reference to Exhibit (d)(1)(c) of Post-Effective Amendment No. 96 filed with the Securities and Exchange Commission on August 29, 2022.)

(1)(f)	Amendment No. 1 to the Amended and Restated Investment Advisory Agreement dated September 18, 2023 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio. (Incorporated by reference to Exhibit (d)(1)(e) of Post-Effective Amendment No. 99 filed with the Securities and Exchange Commission on October 30, 2023.)

(2)	Portfolio Management Agreement, dated February 28, 2006, between the Trust and Breckinridge Capital Advisors, Inc. related to The Short-Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(18)(b) of Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on September 1, 2006.)

(3)(a)	Portfolio Management Agreement, dated February 11, 2009, between the Trust and Standish Mellon Asset Management Company LLC (n/k/a Insight North America LLC) with respect to The Intermediate Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on August 31, 2009.)

(3)(b)	Amendment, dated July 1, 2012, to the Portfolio Management Agreement dated February 11, 2009, between the Trust and Standish Mellon Asset Management Company LLC (n/k/a Insight North America LLC) with respect to The Intermediate Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(31)(a) of Post-Effective Amendment No. 60 filed with the Securities and Exchange Commission on August 29, 2012.)

(3)(c)	Amendment No. 2, dated September 1, 2021, to the Portfolio Management Agreement dated December 5, 2008, between the Trust and Insight North America LLC with respect to The Intermediate Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(7)(c) of Post-Effective Amendment No. 94 filed with the Securities and Exchange Commission on October 28, 2021.)

(4)(a)	Portfolio Management Agreement, dated November 11, 2010, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The U.S. Government Fixed Income Securities Portfolio. (Incorporated by reference to Exhibit (d)(50) to Post- Effective Amendment No. 57 filed with the Securities and Exchange Commission on August 26, 2011.)

(4)(b)	Amendment No. 1, dated December 1, 2012, to the Portfolio Management Agreement dated November 11, 2010, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The U.S. Government Fixed Income Securities Portfolio. (Incorporated by reference to Exhibit (d)(45)(b) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(5)(a)	Portfolio Management Agreement, dated November 30, 2010, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Core Fixed Income Portfolio. (Incorporated by reference to Exhibit (d)(55) to Post- Effective Amendment No. 57 filed with the Securities and Exchange Commission on August 26, 2011.)

(5)(b)	Amendment No. 1, dated December 1, 2012, to the Portfolio Management Agreement dated November 30, 2010, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Core Fixed Income Portfolio. (Incorporated by reference to Exhibit (d)(49)(b) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(6)	Portfolio Management Agreement, dated January 8, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio. (Incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(7)	Portfolio Management Agreement, dated August 2, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Emerging Markets Portfolio. (Incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(8)(a)	Portfolio Management Agreement, dated August 2, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio). (Incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(8)(b)	Amendment No. 1, dated December 12, 2018, to the Portfolio Management Agreement dated August 2, 2013 between the Trust and BNY Mellon Asset Management North America Corporation (f/k/a Mellon Capital Management Corporation) and n/k/a Mellon Investments Corporation, related to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio). (Incorporated by reference to Exhibit (d)(30)(b) of Post-Effective Amendment No. 88 filed with the Securities and Exchange Commission on August 27, 2019.)

(9)(a)	Portfolio Management Agreement, dated August 2, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation related to The Institutional Growth Equity Portfolio (n/k/a The Institutional U.S. Equity Portfolio). (Incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(9)(b)	Amendment No. 1, dated December 12, 2018, to the Portfolio Management Agreement dated August 2, 2013 between the Trust and BNY Mellon Asset Management North America Corporation (f/k/a Mellon Capital Management Corporation and n/k/a Mellon Investments Corporation), related to The Institutional Growth Equity Portfolio (n/k/a The Institutional U.S. Equity Portfolio). (Incorporated by reference to Exhibit (d)(31)(b) of Post-Effective Amendment No. 88 filed with the Securities and Exchange Commission on August 27, 2019.)

(10)(a)	Portfolio Management Agreement, dated August 2, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation related to The International Equity Portfolio. (Incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(10)(b)	Amendment dated June 16, 2020 to the Portfolio Management Agreement dated August 2, 2013 between the Trust and Mellon Investments Corporation (f/k/a Mellon Capital Management Corporation) related to The International Equity Portfolio. (Incorporated by reference to Exhibit (d)(19)(b) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(11)	Portfolio Management Agreement, dated August 2, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The International Equity Portfolio (EM Index). (Incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(12)(a)	Portfolio Management Agreement, dated August 2, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Institutional International Equity Portfolio. (Incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(12)(b)	Amendment dated June 16, 2020 to the Portfolio Management Agreement dated August 2, 2013 between the Trust and Mellon Investments Corporation (f/k/a Mellon Capital Management Corporation) related to The Institutional International Equity Portfolio. (Incorporated by reference to Exhibit (d)(21)(b) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(13)	Portfolio Management Agreement, dated August 2, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Institutional International Equity Portfolio (EM Index). (Incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 63 filed with the Securities and Exchange Commission on August 30, 2013.)

(14)	Portfolio Management Agreement, dated August 22, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Fixed Income Opportunity Portfolio (n/k/a The Corporate Opportunities Portfolio). (Incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 64 filed with the Securities and Exchange Commission on October 31, 2013.)

(15)	Portfolio Management Agreement, dated August 22, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Core Fixed Income Portfolio (US Corporate Fixed Income). (Incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 64 filed with the Securities and Exchange Commission on October 31, 2013.)

(16)	Portfolio Management Agreement, dated August 22, 2013, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The U.S. Corporate Fixed Income Securities Portfolio. (Incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 64 filed with the Securities and Exchange Commission on October 31, 2013.)

(17)	Amended and Restated Portfolio Management Agreement, dated March 11, 2020, between the Trust and City of London Investment Management Company Limited related to The International Equity Portfolio. (Incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(18)	Amended and Restated Portfolio Management Agreement, dated March 11, 2020, between the Trust and City of London Investment Management Company Limited related to The Institutional International Equity Portfolio. (Incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(19)	Amended and Restated Portfolio Management Agreement, dated March 11, 2020, between the Trust and City of London Investment Management Company Limited related to The Emerging Markets Portfolio. (Incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(20)	Amended and Restated Portfolio Management Agreement, dated March 11, 2020, between the Trust and City of London Investment Management Company Limited related to The Fixed Income Opportunity Portfolio (n/k/a The Corporate Opportunities Portfolio). (Incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(21)	Portfolio Management Agreement, dated October 1, 2020, between the Trust and Agincourt Capital Management, LLC related to The Core Fixed Income Portfolio. (Incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 92 filed with the Securities and Exchange Commission on October 28, 2020.)

(22)	Portfolio Management Agreement, dated October 1, 2020, between the Trust and Agincourt Capital Management, LLC related to The U.S. Corporate Fixed Income Securities Portfolio. (Incorporated by reference to Exhibit (d)(35) of Post-Effective Amendment No. 92 filed with the Securities and Exchange Commission on October 28, 2020.)

(23)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates LLC related to The International Equity Portfolio (Liquidity). (Incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(24)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates LLC related to The Institutional International Equity Portfolio (Liquidity). (Incorporated by reference to Exhibit (d)(35) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(25)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates LLC related to The Emerging Markets Portfolio (Liquidity). (Incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(26)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates LLC related to The Corporate Opportunities Portfolio (Liquidity). (Incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(27)	Portfolio Management Agreement, dated October 1, 2020, between the Trust and Agincourt Capital Management, LLC related to The ESG Growth Portfolio. (Incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 92 filed with the Securities and Exchange Commission on October 28, 2020.)

(28)(a)	Portfolio Management Agreement, dated June 23, 2015, between the Trust and Mellon Capital Management Corporation related to The ESG Growth Portfolio. (Incorporated by reference to Exhibit (d)(79)(a) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

(28)(b)	Amendment dated September 13, 2016 to the Portfolio Management Agreement, dated June 23, 2015, between the Trust and Mellon Capital Management Corporation related to The ESG Growth Portfolio. (Incorporated by reference to Exhibit (d)(86)(b) of Post-Effective Amendment No. 81 filed with the Securities and Exchange Commission on October 28, 2016.)

(28)(c)	Amendment, dated September 12, 2017, to the Portfolio Management Agreement dated June 23, 2015, between the Trust and Mellon Capital Management Corporation related to The ESG Growth Portfolio. (Incorporated by reference to Exhibit (d)(86)(c) of Post-Effective Amendment No. 84 filed with the Securities and Exchange Commission on October 27, 2017.)

(28)(d)	Third Amendment, dated June 23, 2018, to the Portfolio Management Agreement dated June 23, 2015, between the Trust and BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation) related to The ESG Growth Portfolio. (Incorporated by reference to Exhibit (d)(79)(d) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

(28)(e)	Fourth Amendment, dated March 26, 2019, to the Portfolio Management Agreement dated June 23, 2015, between the Trust and Mellon Investments Corporation (f/k/a BNY Mellon Asset Management North America Corporation and f/k/a Mellon Capital Management Corporation) related to The ESG Growth Portfolio. (Incorporated by reference to Exhibit (d)(78)(e) of Post-Effective Amendment No. 88 filed with the Securities and Exchange Commission on August 27, 2019.)

(28)(f)	Fifth Amendment, dated December 10, 2019, to the Portfolio Management Agreement dated June 23, 2015, between the Trust and Mellon Investments Corporation (f/k/a BNY Mellon Asset Management North America Corporation and f/k/a Mellon Capital Management Corporation) related to The ESG Growth Portfolio. (Incorporated by reference to Exhibit (d)(43)(f) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(29)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The ESG Growth Portfolio (Liquidity). (Incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(30)	Portfolio Management Agreement, dated October 1, 2020, between the Trust and Agincourt Capital Management, LLC related to The Catholic SRI Growth Portfolio. (Incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 92 filed with the Securities and Exchange Commission on October 28, 2020.)

(31)(a)	Portfolio Management Agreement, dated December 15, 2015, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Catholic SRI Growth Portfolio. (Incorporated by reference to Exhibit (d)(96) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(31)(b)	Amendment, dated September 13, 2016, to the Portfolio Management Agreement dated December 15, 2015, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Catholic SRI Growth Portfolio. (Incorporated by reference to Exhibit (d)(90)(b) of Post-Effective Amendment No. 81 filed with the Securities and Exchange Commission on October 28, 2016.)

(31)(c)	Second Amendment, dated December 5, 2017, to the Portfolio Management Agreement dated December 15, 2015, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Catholic SRI Growth Portfolio. (Incorporated by reference to Exhibit (d)(82)(c) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.).

(31)(d)	Third Amendment, dated June 23, 2018, to the Portfolio Management Agreement dated June 23, 2015, between the Trust and BNY Mellon Asset Management North America Corporation (f/k/a Mellon Capital Management Corporation and n/k/a Mellon Investments Corporation) related to The Catholic SRI Growth Portfolio. (Incorporated by reference to Exhibit (d)(82)(d) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

(31)(e)	Fourth Amendment, dated March 26, 2019, to the Portfolio Management Agreement, dated June 23, 2015, between the Trust and Mellon Investments Corporation (f/k/a BNY Mellon Asset Management North America Corporation and f/k/a Mellon Capital Management Corporation) related to The Catholic SRI Growth Portfolio. (Incorporated by reference to Exhibit (d)(81)(e) of Post-Effective Amendment No. 88 filed with the Securities and Exchange Commission on August 27, 2019.)

(31)(f)	Fifth Amendment, dated December 10, 2019, to the Portfolio Management Agreement, dated June 23, 2015, between the Trust and Mellon Investments Corporation (f/k/a BNY Mellon Asset Management North America Corporation and f/k/a Mellon Capital Management Corporation) related to The Catholic SRI Growth Portfolio. (Incorporated by reference to Exhibit (d)(46)(f) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(31)(g)	Sixth Amendment, dated December 15, 2020, to the Portfolio Management Agreement dated December 15, 2015, between the Trust and Mellon Capital Management Corporation (n/k/a Mellon Investments Corporation) related to The Catholic SRI Growth Portfolio. (Incorporated by reference to Exhibit (d)(42)(g) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(32)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Catholic SRI Growth Portfolio (Liquidity). (Incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(33)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Catholic SRI Growth Portfolio (Targeted). (Incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(34)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio) (Targeted). (Incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(35)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Institutional U.S. Equity Portfolio (Targeted). (Incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(36)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The ESG Growth Portfolio (Targeted). (Incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(37)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The International Equity Portfolio (Targeted). (Incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(38)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Institutional International Equity Portfolio (Targeted). (Incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(39)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Emerging Markets Portfolio (Targeted). (Incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(40)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Corporate Opportunities Portfolio (Targeted). (Incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(41)	Portfolio Management Agreement dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio) (Liquidity). (Incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(42)	Portfolio Management Agreement dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Institutional U.S. Equity Portfolio (Liquidity). (Incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(43)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio) (Tax Managed). (Incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(44)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The International Equity Portfolio (Tax Managed). (Incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(45)	Portfolio Management Agreement, dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Emerging Markets Portfolio (Tax Managed). (Incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(46)	Portfolio Management Agreement for the Fixed Income Portfolios (Options Overlay), dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio and The Intermediate Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(47)	Portfolio Management Agreement for the Equity Portfolios (Options Overlay), dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio), The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio. (Incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(48)	Amended and Restated Portfolio Management Agreement, dated March 11, 2020, between the Trust and City of London Investment Management Company Limited related to The Intermediate Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(49)	Portfolio Management Agreement, dated February 11, 2020, between the Trust and Wellington Management Company LLP related to The Institutional U.S. Equity Portfolio. (Incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(50)	Portfolio Management Agreement, dated December 15, 2020, between the Trust and Breckinridge Capital Advisors, Inc. related to The Intermediate Term Municipal Bond Portfolio. (Incorporated by reference to Exhibit (d)(81) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(51)	Portfolio Management Agreement, dated August 18, 2022, between the Trust and RhumbLine Advisers Limited Partnership related to The Institutional U.S. Equity Portfolio. (Incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 97 filed with the Securities and Exchange Commission on October 28, 2022.)

(52)	Portfolio Management Agreement, dated August 18, 2022, between the Trust and RhumbLine Advisers Limited Partnership related to The Institutional International Equity Portfolio. (Incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 97 filed with the Securities and Exchange Commission on October 28, 2022.)

(53)	Portfolio Management Agreement, dated December 12, 2024, between the Trust and RhumbLine Advisers Limited Partnership related to The Emerging Markets Portfolio. (Incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

(e)	Distribution Agreement, dated July 1, 2025, between the Trust and Ultimus Fund Distributors, LLC. (Incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

(f)	[bonus, pension and profit-sharing plans] Not Applicable.

(g)	(1)(a)	Custodian Agreement, dated February, 2006 between State Street Bank and Trust Company and the Trust. (Incorporated by reference to Exhibit (g)(a) of Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on October 31, 2006.)

(1)(b)	Revised Schedule D, dated December 15, 2015, to the Custodian Agreement dated February, 2006, between State Street Bank and Trust Company and the Trust. (Incorporated by reference to Exhibit (g)(1)(c) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(2)	Foreign Custody Manager Delegation Agreement dated July 2, 2001, between Bankers Trust Company and the Trust. (Incorporated by reference to Exhibit (g)(b) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on August 31, 2001.)

(3)(a)	Global Securities Lending Agency Agreement, dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(1)(d) of Post-Effective Amendment No. 70 filed with the Securities and Exchange Commission on October 29, 2014.)

(3)(b)	Exhibit A, dated February 12, 2019, to the Global Securities Lending Agency Agreement, dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(b) of Post-Effective Amendment No. 88 filed with the Securities and Exchange Commission on August 27, 2019.)

(3)(c)	First Amendment, dated July 29, 2015, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(c) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(3)(d)	Second Amendment, dated August 15, 2017, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(d) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.).

(3)(e)	Third Amendment, dated March 27, 2018, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(e) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.).

(3)(f)	Fourth Amendment, dated April 27, 2020, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(f) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(3)(g)	Amended Annex I to Schedule VII, dated November 9, 2023, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit 9(c)(vii) of Form N-14 filed with the Securities and Exchange Commission on March 15, 2024.)

(3)(h)	Exhibit A, dated August 20, 2024, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust (Incorporated herein by reference to Exhibit (g)(3)(h) of Post-Effective Amendment No. 101 filed with the Securities and Exchange Commission on October 28, 2024.).

(3)(i)	Fifth Amendment, dated August 1, 2025, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust is filed herewith.

(h)	Other Material Agreements

(1)(a)	Letter Agreement (a/k/a Compliance Services Agreement) between the Trust and Alaric Compliance Services LLC dated December 18, 2008. (Incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on August 31, 2009.)

(1)(b)	Amendment, dated January 1, 2010, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008,, between the Trust and Alaric Compliance Services LLC. (Incorporated by reference to Exhibit (h)(1)(b) of Post-Effective Amendment No. 81 filed with the Securities and Exchange Commission on October 28, 2016.)

(1)(c)	Second Amendment, dated December 31, 2014, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008 between the Trust and Alaric Compliance Services, LLC. (Incorporated by reference to Exhibit (h)(4)(c) of Post-Effective Amendment No. 72 filed with the Securities and Exchange Commission on April 17, 2015.)

(1)(d)	Third Amendment, dated December 15, 2015, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008 between the Trust and Alaric Compliance Services LLC. (Incorporated by reference to Exhibit (h)(1)(d) of Post-Effective Amendment No. 81 filed with the Securities and Exchange Commission on October 28, 2016.)

(1)(e)	Fourth Amendment, dated January 1, 2018, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008, between the Trust and Alaric Compliance Services LLC. (Incorporated by reference to Exhibit (h)(1)(e) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

(1)(f)	Fifth Amendment, dated January 1, 2020, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008, between the Trust and Alaric Compliance Services LLC. (Incorporated by reference to Exhibit (h)(1)(f) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(1)(g)	Assignment and Amendment Agreement, dated December 7, 2021, between the Trust, Alaric Compliance Services LLC and Foreside Fund Officer Services, LLC. (Incorporated herein by reference to Exhibit (h)(1)(g) of Post-Effective Amendment No. 96 filed with the Securities and Exchange Commission on August 29, 2022.)

(1)(h)	Sixth Amendment, dated June 1, 2023, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008, between the Trust and Foreside Officer Services LLC. (Incorporated herein by reference to Exhibit (h)(1)(h) of Post-Effective Amendment No. 98 filed with the Securities and Exchange Commission on August 28, 2023.)

(2)(a)	Services Agreement, dated June 11, 2014, between the Trust and Citi Fund Services Ohio, Inc. (Incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 75 filed with the Securities and Exchange Commission on August 28, 2015.)

(2)(b)	Amendment, dated March 31, 2015, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 72 filed with the Securities and Exchange Commission on April 17, 2015.)

(2)(c)	Revised Schedule 5, dated December 15, 2015, to the Services Agreement dated June 11, 2014, between the Trust and Citi Fund Services Ohio, Inc. (Incorporated by reference to Exhibit (h)(5)(c) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(2)(d)	Amendment, dated March 13, 2018, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated by reference to Exhibit (h)(2)(d) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

(2)(e)	Amendment, dated March 26, 2019, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated by reference to Exhibit (h)(2)(e) of Post-Effective Amendment No. 88 filed with the Securities and Exchange Commission on August 27, 2019.)

(2)(f)	Amendment, dated December 15, 2020, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated herein by reference to Exhibit (h)(2)(f) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(2)(g)	Amendment, dated September 14, 2021, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated herein by reference to Exhibit (h)(2)(g) of Post-Effective Amendment No. 94 filed with the Securities and Exchange Commission on October 28, 2021.)

(2)(h)	Amendment, dated March 8, 2022, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated herein by reference to Exhibit (h)(2)(h) of Post-Effective Amendment No. 96 filed with the Securities and Exchange Commission on August 29, 2022.)

(2)(i)	Amendment, dated September 18, 2023, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 99 filed with the Securities and Exchange Commission on October 30, 2023.)

(2)(j)	Amendment, dated March 12. 2024, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated by reference to Exhibit (13)(b)(x) of Form N-14 filed with the Securities and Exchange Commission on March 15, 2024.)

(2)(k)	Amendment, dated September 23, 2025, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014 is filed herewith.

(3)(a)	Transfer Agency Services Agreement, dated March 27, 2015, between the Trust and Citi Fund Services Ohio, Inc. (Incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 72 filed with the Securities and Exchange Commission on April 17, 2015.)

(3)(b)	Revised Schedule 5, dated December 15, 2015, to the Transfer Agency Services Agreement dated March 27, 2015, between the Trust and Citi Fund Services Ohio, Inc. (Incorporated by reference to Exhibit (h)(6)(b) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(3)(c)	Amendment, dated December 6, 2016, to the Transfer Agency Services Agreement dated March 27, 2015, between the Trust and FIS Investor Services LLC. (Incorporated herein by reference to Exhibit (h)(3)(c) of Post-Effective Amendment No. 83 filed with the Securities and Exchange Commission on August 28, 2017.)

(4)	Adoption Agreement, dated January 31, 2018, between the Trust and BNY Mellon Asset Management North America Corporation. (Incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

(5)	ReFlow Fund, LLC Participating Fund Agreement, dated March 14, 2023, between the Trust and ReFlow Fund, LLC with respect to The Growth Equity Portfolio (n/k/a The U.S. Equity Portfolio) and The Institutional U.S. Equity Portfolio. (Incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 98 filed with the Securities and Exchange Commission on August 28, 2023.)

(i)	[Opinion of Counsel] Not Applicable.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	[Omitted Financial Statements] Not Applicable.

(l)	[Agreements regarding initial capital] Not Applicable.

(m)	Reserved.

(n)	Reserved.

(o)	Reserved.

(p)	(1)	Code of Ethics, dated December 6, 2023, adopted by Hirtle Callaghan & Co. LLC. (Incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 100 filed with the Securities and Exchange Commission on August 28, 2024.)

(2)	Code of Ethics, dated December 1, 2023, adopted by Wellington Management Company LLP. (Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 100 filed with the Securities and Exchange Commission on August 28, 2024.)

(3)	Code of Ethics, dated May 15, 2025, adopted by Breckinridge Capital Advisors, Inc. is filed herewith.

(4)	The Bank of New York Mellon Corporation (“BNY”) Personal Securities Trading Policy, dated February 11, 2025, adopted by Mellon Investments Corporation. (Incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

(5)	BNY Code of Conduct, dated 2024, adopted by Mellon Investments Corporation. (Incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

(6)	Amended and Restated Code of Ethics, dated June 14, 2016, adopted by HC Capital Trust is filed herewith.

(7)	Code of Ethics, dated June 20, 2023, adopted by Ultimus Fund Distributors, LLC, a wholly owned subsidiary of Ultimus Fund Solutions, LLC. (Incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 100 filed with the Securities and Exchange Commission on August 28, 2024.)

(8)	Morgan Stanley Investment Management Public Side Code of Ethics and Personal Trading Guidelines, dated December 12, 2024, adopted by Parametric Portfolio Associates LLC. (Incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

(9)	Code of Ethics, dated April 1, 2025, adopted by City of London Investment Management Company Limited is filed herewith.

(10)	Code of Ethics, dated March 14, 2025, adopted by Agincourt Capital Management, LLC. (Incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

(11)	BNY Personal Securities Trading Policy, dated May 29, 2025, adopted by Insight North America LLC is filed herewith.

(12)	BNY Code of Conduct, dated February, 2025, adopted by Insight North America LLC. (Incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

(13)	Code of Ethics, dated October 1, 2024, adopted by RhumbLine Advisers Limited Partnership. (Incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 102 filed with the Securities and Exchange Commission on August 28, 2025.)

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not Applicable

Item 30.	Indemnification

Reference is made to Article VII of the Trust’s Amended and Restated and Declaration of Trust and to Article VI of the Trust’s By-Laws, which are incorporated herein by reference. Pursuant to Rule 484 under the Securities Act of 1933 (the “Act”), as amended, the Trust furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Information relating to the business and other connections of each of the Specialist Managers listed below and each director, officer or partner of such managers, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, are hereby incorporated by reference from each such Specialist Manager’s Schedules A and D of Form ADV, as filed with the Securities and Exchange Commission, as follows:

Investment Manager	SEC File No. 801-

Agincourt Capital Management, LLC	56592
Breckinridge Capital Advisors, Inc.	43833
City of London Investment Management Company Limited	46266
Insight North America LLC	69964
Mellon Investments Corporation	19785
Parametric Portfolio Associates LLC	60485
RhumbLine Advisers Limited Partnership	40535
Wellington Management Company LLP	15908

HC Capital Solutions, an operating division of Hirtle, Callaghan & Co., LLC (“HC Capital”), has entered into an Investment Advisory Agreement with the Trust under which HC Capital has investment discretion with regard to the assets of the Trust. Information regarding the business and other connections of HC Capital’s officers and directors, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedules A and D of HC Capital’s Form ADV, File No. 801-32688, which has been filed with the Securities and Exchange Commission.

Item 32.	Principal Underwriters.

(a)        Ultimus Fund Distributors, LLC, the Registrant’s underwriter, also serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

ALTI Private Equity Access Fund
Bruce Fund, Inc.
CM Advisors Family of Funds
Caldwell & Orkin Funds, Inc.
Cantor Fitzgerald Sustainable Infrastructure Fund

Cantor Select Portfolios Trust

Capitol Series Trust
Centaur Mutual Funds Trust

Chesapeake Investment Trust
Commonwealth International Series Trust
Conestoga Funds

Connors Funds

Cross Shore Discovery Fund

Dynamic Alternatives Fund
Eubel Brady & Suttman Mutual Fund Trust

Exchange Place Advisors Trust

F/m Funds Trust
Fairway Private Equity & Venture Capital Opportunities Fund

HC Capital Trust

Hussman Investment Trust

James Alpha Trust

James Advantage Funds

Lind Capital Partners Municipal Credit Income Fund

MSS Series Trust
Oak Associates Funds

ONEFUND TRUST (ONEFUND S&P 500®Equal Weight Index only)
Papp Investment Trust
Peachtree Alternative Strategies Fund
RM Opportunity Trust

Schwartz Investment Trust

Segall Bryant & Hamill Trust
The Cutler Trust
The Investment House Funds
Williamsburg Investment Trust
Ultimus Managers Trust
Unified Series Trust
Valued Advisers Trust

Vela Funds

Volumetric Fund

Waycross Independent Trust
XD Funds Trust

Yorktown Funds

(b)	The directors and officers of Ultimus Fund Distributors, LLC are as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant
Kevin M. Guerette	President	None

Douglas K. Jones	Vice President	None

Stephen L. Preston	Chief Compliance Officer and AMLCO	None

Gregory A. Evans	Financial Operations Principal	None

Melvin Van Cleave	Vice President, Chief Technology Officer, and Chief Information Security Officer	None

The principal business address of the Distributor and each of the above-named individuals is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(c) Not applicable.

Item 33.                             Location of Accounts and Records.

(a)	State Street Bank and Trust Company, State Street Financial Center, One Congress St., Boston, Massachusetts 02114 (records relating to its function custodian.)

(b)	Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(c)	FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, OH 43219

(d)	Records relating to the activities of each of the Investment Managers on behalf of the indicated Portfolio are maintained as follows:

Investment Manager	Location of Accounts and Records

The Growth Equity Portfolio
(n/k/a The U.S. Equity Portfolio)
Mellon Investments Corporation	500 Ross Street
Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800
Seattle, WA 98104

The Institutional U.S. Equity Portfolio
Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

Wellington Management Company LLP	280 Congress Street Boston, MA 02210

RhumbLine Advisers Limited Partnership	265 Franklin Street

Boston, MA 02110

The ESG Growth Portfolio
Agincourt Capital Management, LLC	200 South 10th Street, Suite 800 Richmond, VA 23219

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

The Catholic SRI Growth Portfolio
Agincourt Capital Management, LLC	200 South 10th Street, Suite 800 Richmond, VA 23219

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

The International Equity Portfolio
City of London Investment Management Company Limited	17 East Market Street West Chester, PA 19382

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

The Institutional International Equity Portfolio
City of London Investment Management Company Limited	17 East Market Street West Chester, PA 19382

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

RhumbLine Advisers Limited Partnership	265 Franklin Street Boston, MA 02110

The Emerging Markets Portfolio

City of London Investment Management Company Limited	17 East Market Street West Chester, PA 19382

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

RhumbLine Advisers Limited Partnership	265 Franklin Street
Boston, MA 02110

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

The Core Fixed Income Portfolio
Agincourt Capital Management, LLC	200 South 10th Street, Suite 800 Richmond, VA 23219

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

The Corporate Opportunities Portfolio
City of London Investment Management Company Limited	17 East Market Street West Chester, PA 19382

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

U.S. Government Fixed Income Securities Portfolio

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

The U.S. Corporate Fixed Income Securities Portfolio
Agincourt Capital Management, LLC	200 South 10th Street, Suite 800 Richmond, VA 23219

Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
Mellon Investments Corporation	500 Ross Street Pittsburgh, PA 15258

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

The Short-Term Municipal Bond Portfolio
Breckinridge Capital Advisors, Inc.	125 High Street, Suite 431 Boston, Massachusetts 02110

The Intermediate-Term Municipal Bond Portfolio
Breckinridge Capital Advisors, Inc.	125 High Street, Suite 431 Boston, Massachusetts 02110

City of London Investment Management Company Limited	17 East Market Street West Chester, PA 19382

Insight North America LLC	200 Park Avenue New York, New York 10166

Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104

Item 34. Management Services.

None.

Item 35. Undertakings

Not Applicable.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of HC Capital Trust, a Delaware statutory trust (the “Trust”), does hereby constitute and appoint Colette Bergman and Jamie Eisner, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (“Securities Act“), the Investment Company Act of 1940, as amended (“1940 Act”) and any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the “Securities”) and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, and on behalf of, the Trust and the undersigned, the name of the undersigned as Trustee of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to, or in connection with, any Registration Statement or amendment. This power of attorney supersedes and replaces the previous power of attorney executed by the undersigned as a Trustee of the Trust.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 19, 2024.

/s/ John M. Dyer	/s/ R. Richard Williams
John M. Dyer, Trustee	R. Richard Williams, Trustee

/s/ Jarrett Burt Kling	/s/ Richard W. Wortham III
Jarrett Burt Kling, Trustee	Richard W. Wortham III, Trustee

/s/ Geoffrey A. Trzepacz
Geoffrey A. Trzepacz, Trustee

HC CAPITAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being an executive officer of HC Capital Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), does hereby make, constitute and appoint COLETTE BERGMAN and JAMIE EISNER, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and re-substitution, in any and all capacities, to execute for, and on behalf of, the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to the shares of beneficial interest of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. This power of attorney supersedes and replaces the previous power of attorney executed by the undersigned as an executive officer of the Trust on or about September 18, 2023.

IN WITNESS WHEREOF, the undersigned has subscribed his name this 8th day of August, 2024.

/s/ Geoffrey Trzepacz

Geoffrey Trzepacz

HC CAPITAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being an executive officer of HC Capital Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), does hereby make, constitute and appoint GEOFFREY TRZEPACZ and JAMIE EISNER, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and re-substitution, in any and all capacities, to execute for, and on behalf of, the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to the shares of beneficial interest of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, shall do or cause to be done by virtue hereof. This power of attorney supersedes and replaces the previous power of attorney executed by the undersigned as an executive officer of the Trust on or about September 18, 2023.

IN WITNESS WHEREOF, the undersigned has subscribed her name this 9th day of August, 2024.

/s/ Colette Bergman

Colette Bergman

Exhibit List

Item 28

(g)(3)(i)	Fifth Amendment, dated August 1, 2025, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust

(h)(2)(k)	Amendment, dated September 23, 2025, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014

(j)	Consent of Independent Registered Public Accounting Firm

(p)(3)	Code of Ethics, dated May 15, 2025, adopted by Breckinridge Capital Advisors, Inc.

(p)(6)	Amended and Restated Code of Ethics, dated June 14, 2016, adopted by HC Capital Trust

(p)(9)	Code of Ethics, dated April 1, 2025, adopted by City of London Investment Management Company Limited

(p)(11)	BNY Personal Securities Trading Policy, dated May 29, 2025, adopted by Insight North America LLC

EX-101.INS XBRL Instance Document

EX-101.SCH XBRL Taxonomy Extension Schema Document

EX-101.DEF XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Conshohocken and Commonwealth of Pennsylvania on the 28th day of October, 2025.

HC Capital Trust

*
Geoffrey A. Trzepacz
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*	Trustee	October 28, 2025
John M. Dyer

*	Trustee	October 28, 2025
Jarrett Burt Kling

*	Trustee	October 28, 2025
Geoffrey A. Trzepacz

*	Trustee	October 28, 2025
R. Richard Williams

*	Trustee	October 28, 2025
Richard W. Wortham, III

*By:	/s/Colette Bergman
Colette Bergman
As Attorney-in-fact and Treasurer
October 28, 2025